[EXECUTION COPY]



                                   $15,000,000


                                CREDIT AGREEMENT,


                           dated as of July 30, 1999,


                                      among


                      U.S. AUTOMOTIVE MANUFACTURING, INC.,

                           QUALITY AUTOMOTIVE COMPANY

                                       and

                          US AUTOMOTIVE FRICTION, INC.

                                as the Borrowers,


                                       and


                         CERTAIN FINANCIAL INSTITUTIONS,

                                 as the Lenders,


                                       and


                   IBJ WHITEHALL BUSINESS CREDIT CORPORATION,

                          as the Agent for the Lenders.

                                Table of Contents

                                                                                                             Page
ARTICLE I               DEFINITIONS AND ACCOUNTING TERMS.......................................................2

   SECTION 1.1          Defined Terms..........................................................................2
   SECTION 1.2          Use of Defined Terms..................................................................32
   SECTION 1.3          Cross-References......................................................................32
   SECTION 1.4          Accounting and Financial Determinations...............................................32

ARTICLE II              COMMITMENTS, BORROWING PROCEDURES.....................................................32

   SECTION 2.1          Revolving Loan Commitment.............................................................33
   SECTION 2.2          Lenders Not Permitted or Required To Make Credit Extensions...........................33
   SECTION 2.2.1        Revolving Loans.......................................................................33
   SECTION 2.2.2        Term Loans............................................................................34
   SECTION 2.2.3        CapEx Loans...........................................................................34
   SECTION 2.2.4        Letters of Credit.....................................................................34
   SECTION 2.3          Reduction of the Revolving Loan Commitment Amount.....................................34
   SECTION 2.4          Borrowing Procedures..................................................................34
   SECTION 2.5          Continuation and Conversion Elections.................................................36
   SECTION 2.6          Funding...............................................................................36
   SECTION 2.7          Letters of Credit.....................................................................36
   SECTION 2.7.1        Issuance Procedures...................................................................36
   SECTION 2.7.2        Other Revolving Lenders' Participation................................................37
   SECTION 2.7.3        Disbursements.........................................................................37
   SECTION 2.7.4        Reimbursement.........................................................................38
   SECTION 2.7.5        Deemed Disbursements..................................................................38
   SECTION 2.7.6        Nature of Reimbursement Obligations...................................................39
   SECTION 2.8          Notes.................................................................................39

ARTICLE III             REPAYMENTS, PREPAYMENTS, INTEREST AND FEES............................................40

   SECTION 3.1          Repayments and Prepayments............................................................40
   SECTION 3.1.1        Voluntary Prepayments.................................................................40
   SECTION 3.1.2        Mandatory Repayments and Prepayments..................................................40
   SECTION 3.2          Interest Provisions...................................................................42
   SECTION 3.2.1        Rates.................................................................................42
   SECTION 3.2.2        Post-Default Rates....................................................................43
   SECTION 3.2.3        Payment Dates.........................................................................43
   SECTION 3.3          Fees..................................................................................44
   SECTION 3.3.1        Commitment Fee........................................................................44
   SECTION 3.3.2        Agent's Fees, etc.....................................................................44
   SECTION 3.3.3        Early Termination Fee.................................................................44

   SECTION 3.3.4        Letter of Credit Fee..................................................................45
   SECTION 3.4          Collection of Receivables and Payments, etc...........................................45
   SECTION 3.4.1        Establishment of Lock-Box Accounts and Concentration Account; ..........................
                        Collections...........................................................................45
   SECTION 3.4.2        Payments Held in Trust................................................................46
   SECTION 3.4.3        Application of Amounts in Concentration Account.......................................46
   SECTION 3.4.4        Additional Payments...................................................................47
   SECTION 3.4.5        Verification of Receivables...........................................................47
   SECTION 3.4.6        Agent's Loan Account; Monthly Statements..............................................47
   SECTION 3.4.7        Fees and Expenses.....................................................................48
   SECTION 3.5          Reduction in Excess Availability, etc.................................................48

ARTICLE IV              CERTAIN LIBO RATE AND OTHER PROVISIONS................................................48

   SECTION 4.1          LIBO Rate Lending Unlawful............................................................48
   SECTION 4.2          Inability to Determine Rates..........................................................49
   SECTION 4.3          Increased Costs, etc..................................................................49
   SECTION 4.4          Funding Losses........................................................................50
   SECTION 4.5          Taxes.................................................................................51
   SECTION 4.7          Payments, Computations, etc...........................................................52
   SECTION 4.8          Sharing of Payments...................................................................53
   SECTION 4.9          Setoff................................................................................53
   SECTION 4.10         Use of Proceeds.......................................................................54

ARTICLE V               CONDITIONS TO CREDIT EXTENSIONS.......................................................54

   SECTION 5.1          Initial Credit Extension..............................................................54
   SECTION 5.1.1        Resolutions, Good Standing, etc.......................................................54
   SECTION 5.1.2        Agreement.............................................................................55
   SECTION 5.1.3        Delivery of Notes.....................................................................55
   SECTION 5.1.4        Required Consents and Approvals.......................................................55
   SECTION 5.1.5        Documentation Questionnaire...........................................................55
   SECTION 5.1.6        Account Agreements....................................................................55
   SECTION 5.1.7        Borrowing Base Certificate............................................................55
   SECTION 5.1.8        Financial Information, etc............................................................55
   SECTION 5.1.9        Compliance Certificate................................................................56
   SECTION 5.1.10       Corporate Guaranty....................................................................56
   SECTION 5.1.11       Pledged Property......................................................................56
   SECTION 5.1.12       UCC Search Results....................................................................57
   SECTION 5.1.13       Control Agreements....................................................................57
   SECTION 5.1.14       Security Agreement, Filings, etc......................................................57
   SECTION 5.1.15       Solvency Certificate..................................................................57
   SECTION 5.1.16       Closing Date Certificate..............................................................57
   SECTION 5.1.17       Funds Flow Memorandum.................................................................58
   SECTION 5.1.18       Evidence of Insurance.................................................................58
   SECTION 5.1.19       Environmental Matters.................................................................58

   SECTION 5.1.20       Payment of Outstanding Indebtedness, etc..............................................58
   SECTION 5.1.21       Bailee Waivers........................................................................58
   SECTION 5.1.22       Appraisals and Collateral Audit Reports...............................................58
   SECTION 5.1.23       Copies of Material Agreements.........................................................59
   SECTION 5.1.24       Opinions of Counsel...................................................................59
   SECTION 5.1.25       Intercreditor Agreement...............................................................59
   SECTION 5.1.26       Agent's Closing Fees, Expenses, etc...................................................59
   SECTION 5.1.27       Accountant's Letter...................................................................59
   SECTION 5.1.28       Cash Collateral Agreement.............................................................59
   SECTION 5.1.29       IBJ Authorization Letter..............................................................59
   SECTION 5.1.30       Cancellation of Existing Intercompany Notes...........................................59
   SECTION 5.1.31       Satisfactory Due Diligence............................................................60
   SECTION 5.2          All Credit Extensions.................................................................60
   SECTION 5.2.1        Compliance with Warranties, No Default, etc...........................................60
   SECTION 5.2.3        Satisfactory Legal Form...............................................................62

ARTICLE VI              REPRESENTATIONS AND WARRANTIES........................................................62

   SECTION 6.1          Organization, etc.....................................................................62
   SECTION 6.2          Due Authorization, Non-Contravention, etc.............................................63
   SECTION 6.3          Government Approval, Regulation, etc..................................................63
   SECTION 6.4          Validity, etc.........................................................................63
   SECTION 6.5          Financial Information.................................................................64
   SECTION 6.6          No Material Adverse Change............................................................64
   SECTION 6.7          Litigation, Labor Controversies, etc..................................................64
   SECTION 6.8          Capitalization........................................................................65
   SECTION 6.9          Ownership of Properties...............................................................65
   SECTION 6.10         Taxes.................................................................................65
   SECTION 6.11         Pension and Benefit Plans.............................................................65
   SECTION 6.12         Environmental Warranties..............................................................66
   SECTION 6.13         Inventory.............................................................................67
   SECTION 6.14         Accuracy of Information...............................................................67
   SECTION 6.15         Documentation Questionnaire...........................................................68
   SECTION 6.16         Absence of Default....................................................................68
   SECTION 6.17         Regulations G, U and X................................................................68
   SECTION 6.18         Government Regulation.................................................................68
   SECTION 6.19         Material Agreements...................................................................69
   SECTION 6.20         Solvency..............................................................................69
   SECTION 6.21         Insurance.............................................................................69
   SECTION 6.22         Compliance with Laws..................................................................69
   SECTION 6.23         Year 2000.............................................................................69
   SECTION 6.24         Senior Indebtedness, etc..............................................................69

ARTICLE VII             COVENANTS.............................................................................70

   SECTION 7.1          Affirmative Covenants.................................................................70

   SECTION 7.1.1        Financial Information, Reports, Notices, etc..........................................70
   SECTION 7.1.2        Compliance with Laws; Payment of Obligations..........................................74
   SECTION 7.1.3        Maintenance of Properties.............................................................74
   SECTION 7.1.4        Insurance.............................................................................74
   SECTION 7.1.5        Books and Records; Inspections........................................................76
   SECTION 7.1.6        Environmental Covenants...............................................................77
   SECTION 7.1.7        Rate Protection Agreements............................................................78
   SECTION 7.1.8        As to Intellectual Property Collateral................................................78
   SECTION 7.1.9        Future Subsidiaries...................................................................79
   SECTION 7.1.10       Post-Closing Items, etc...............................................................80
   SECTION 7.2          Negative Covenants....................................................................81
   SECTION 7.2.1        Business Activities...................................................................81
   SECTION 7.2.2        Indebtedness..........................................................................81
   SECTION 7.2.3        Liens.................................................................................82
   SECTION 7.2.4        Financial Condition...................................................................83
   SECTION 7.2.5        Investments...........................................................................83
   SECTION 7.2.7        Capital Expenditures, etc.............................................................84
   SECTION 7.2.8        Take or Pay Contracts.................................................................85
   SECTION 7.2.9        Consolidation, Merger, etc............................................................85
   SECTION 7.2.10       Asset Dispositions, etc...............................................................85
   SECTION 7.2.12       Transactions with Affiliates..........................................................86
   SECTION 7.2.13       Negative Pledges, Restrictive Agreements, etc.........................................86
   SECTION 7.2.14       Management Fees, Expenses, etc........................................................87
   SECTION 7.2.15       Fiscal Year End.......................................................................87
   SECTION 7.2.16       Limitation on Sale and Leaseback Transactions.........................................87
   SECTION 7.2.17       No Speculative Transactions...........................................................87

ARTICLE VIII            EVENTS OF DEFAULT.....................................................................87

   SECTION 8.1          Listing of Events of Default..........................................................87
   SECTION 8.1.1        Non-Payment of Obligations............................................................87
   SECTION 8.1.2        Breach of Representations and Warranties..............................................88
   SECTION 8.1.3        Non-Performance of Certain Covenants and Obligations..................................88
   SECTION 8.1.4        Non-Performance of Other Covenants and Obligations....................................88
   SECTION 8.1.5        Default on Other Indebtedness.........................................................88
   SECTION 8.1.6        Judgments.............................................................................88
   SECTION 8.1.7        Pension Plans.........................................................................89
   SECTION 8.1.8        Control of the Borrowers..............................................................89
   SECTION 8.1.9        Bankruptcy, Insolvency, etc...........................................................89
   SECTION 8.1.10       Impairment of Loan Documents, Security, etc...........................................90
   SECTION 8.1.11       Non-Payment of Taxes..................................................................90
   SECTION 8.1.12       Impairment of Material Agreements, etc................................................90
   SECTION 8.1.13       Subordinated Debt Documents...........................................................90
   SECTION 8.1.14       Intercreditor Agreement...............................................................91
   SECTION 8.1.15       Convertible Debentures................................................................91
   SECTION 8.2          Action if Bankruptcy..................................................................91

   SECTION 8.3          Action if Other Event of Default......................................................91
   SECTION 8.4          Foreclosure on Collateral.............................................................91
   SECTION 8.5          Payments Upon Acceleration............................................................91

ARTICLE IX              THE AGENT.............................................................................92

   SECTION 9.1          Actions...............................................................................92
   SECTION 9.2          Funding Reliance, etc.................................................................93
   SECTION 9.3          Exculpation...........................................................................93
   SECTION 9.4          Successor.............................................................................93
   SECTION 9.5          Loans by IBJW.........................................................................94
   SECTION 9.6          Credit Decisions......................................................................94
   SECTION 9.7          Copies, etc...........................................................................94
   SECTION 9.8          Certain Collateral Matters............................................................94
   SECTION 9.9          Application to Issuers................................................................95

ARTICLE X               MISCELLANEOUS PROVISIONS..............................................................95

   SECTION 10.1         Waivers, Amendments, etc..............................................................95
   SECTION 10.2         Notices...............................................................................96
   SECTION 10.3         Payment of Costs and Expenses.........................................................97
   SECTION 10.4         Indemnification.......................................................................98
   SECTION 10.5         Survival..............................................................................99
   SECTION 10.6         Severability..........................................................................99
   SECTION 10.7         Headings..............................................................................99
   SECTION 10.8         Execution in Counterparts, Effectiveness, etc........................................100
   SECTION 10.9         Governing Law; Entire Agreement......................................................100
   SECTION 10.10        Successors and Assigns...............................................................100
   SECTION 10.11        Sale and Transfer of Loans and Notes;
                        Participations in Loans and Notes....................................................100
   SECTION 10.11.1      Assignments..........................................................................100
   SECTION 10.11.2      Participations.......................................................................102
   SECTION 10.12        Other Transactions...................................................................102
   SECTION 10.13        Guaranty of Borrowers................................................................102
   SECTION 10.14        Forum Selection and Consent to Jurisdiction..........................................104
   SECTION 10.15        Waiver of Jury Trial, etc............................................................105
   SECTION 10.16        Waiver of Certain Claims.............................................................106
   SECTION 10.17        Borrower Consents, Notices, etc......................................................106
   SECTION 10.18        Sanford Leased Premises..............................................................106

SCHEDULE I        Disclosure Schedule
SCHEDULE II       Percentages
SCHEDULE III      Administrative Information

EXHIBIT A         Form of Revolving Note
EXHIBIT B         Form of Term Note
EXHIBIT C         Form of CapEx Note
EXHIBIT D-1       Form of Borrowing Request
EXHIBIT D-2       Form of Continuation/Conversion Notice
EXHIBIT D-3       Form of Issuance Request
EXHIBIT E         Form of Borrowing Base Certificate
EXHIBIT F         Form of Compliance Certificate
EXHIBIT G         Form of Pledge Agreement
EXHIBIT H         Form of Security Agreement
EXHIBIT I-1       Form of Lock-Box Agreement
EXHIBIT I-2       Form of Concentration Account Agreement
EXHIBIT J         Form of Corporate Guaranty
EXHIBIT K         Form of Closing Date Certificate
EXHIBIT L         Form of Solvency Certificate
EXHIBIT M         Form of Lender Assignment Agreement
EXHIBIT N-1       Form of Opinion of New York Counsel to the Borrowers
EXHIBIT N-2       Form of Opinion of Local Counsel to the Borrowers
EXHIBIT O         Form of Real Estate Mortgage
EXHIBIT P         Form of Intercreditor Agreement
EXHIBIT Q         Form of Cash Collateral Account

                                CREDIT AGREEMENT

     CREDIT AGREEMENT, dated as of July 30, 1999, among U.S. AUTOMOTIVE MANUFACTURING, INC. ("USAM"), a Delaware corporation, QUALITY AUTOMOTIVE COMPANY ("QAC"), a Delaware corporation, US AUTOMOTIVE FRICTION, INC. ("USAF"), a
Delaware  corporation  (USAM,  QAC and USAF are  referred to  individually  as a
"Borrower" and collectively as the "Borrowers"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), and IBJ WHITEHALL BUSINESS CREDIT CORPORATION ("IBJW"), as agent (in such capacity, the "Agent") for the Lenders.

                              W I T N E S S E T H:

     WHEREAS, QAC is a direct, Wholly-Owned Subsidiary (such capitalized term and all other capitalized terms used in these recitals without definition shall have the meanings provided for in Article I hereto) of USAM, and USAF is a direct, wholly-owned Subsidiary of QAC;

     WHEREAS, the Borrowers are engaged in the manufacture, assembly and distribution of new and rebuilt automotive friction products;

     WHEREAS, the Borrowers desire to obtain from the Lenders a Revolving Loan Commitment pursuant to which

          (a) Revolving Loans will be made by the Lenders from time to time in an aggregate principal amount at any one time outstanding not to exceed $15,000,000, provided that the aggregate outstanding principal amount of all Revolving Loans, together with the aggregate amount of all Letters of Credit Outstandings and the aggregate outstanding principal amount of all Term Loans and CapEx Loans, shall not at any one time exceed the lesser of
     (i) the Revolving Loan Commitment Amount or (ii) (x) the Borrowing Base Amount in effect at such time (y) minus (A) $1,000,000 on the date of the initial Credit Extension and (B) $360,000 (or such lesser amount as provided in Section 3.5) at all times following the date of the initial Credit Extension (the amounts referred to in subclause (y) being the "Excess Availability Requirement");

          (b) Term Loans will be made by the Lenders from time to time in an aggregate principal amount not to exceed $2,625,000 (the "Term Loan Sublimit");

          (c) CapEx Loans will be made by the Lenders from time to time in an aggregate principal amount at any one time outstanding not to exceed $1,000,000 (the "CapEx Loan Sublimit"); and

          (d) Letters of Credit will be issued by the Issuer from time to time in a maximum aggregate principal amount at any one time outstanding not to exceed $500,000 (the "Letter of Credit Sublimit"); and

     WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article V), to extend the Revolving Loan Commitment and make such Loans to, and issue (or participate in) Letters of Credit for the account of, the Borrowers.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.1 Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Account" means any "account" (as that term is defined in Section 9-106 of the U.C.C.) of any Person.

     "Account Debtor" is defined in clause (e) of the definition of "Eligible Account".

     "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

          (a) to vote 10% or more of the securities (on a fully diluted basis) or other interests having ordinary voting power for the election of directors or managing general partners; or

          (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Agent pursuant to Section 9.4.

     "Agreement" means this Credit Agreement, as amended, supplemented, restated or otherwise modified from time to time.

     "Alternate Base Rate" shall mean, for any day, the higher of (a) the rate of interest per annum publicly announced from time to time by IBJ Whitehall Bank & Trust Company as its base commercial lending rate in effect at its principal office in New York City and (b) the rate which is 1/2 of 1% in excess of Federal Funds Effective Rate.

     "Applicable Margin" means (a) with respect to the unpaid principal amount of each Base Rate Loan that is a Revolving Loan, .75% per annum, and that is a Term Loan or CapEx Loan, 1.00% per annum, and (b) with respect to the unpaid principal amount of each LIBO Rate Loan that is a Revolving Loan, 3.00% per annum, and that is a Term Loan or CapEx Loan, 3.25% per annum.

     "Assigned Agreements" is defined in the Security Agreement.

     "Assignee Lender" is defined in clause (a) of Section 10.11.1.

     "Assignor Lender" is defined in clause (a) of Section 10.11.1.

     "Authorized Officer" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Agent and the Lenders pursuant to Section 5.1.1.

     "Base Rate Loan" means a Loan bearing interest at a fluctuating interest rate determined by reference to the Alternate Base Rate.

     "Borrower" and "Borrowers" are defined in the preamble.

     "Borrower Representative" means QAC.

     "Borrowing" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period, made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1.

     "Borrowing Base Amount" means, at any time, an amount equal to the sum of

          (a) (i) up to 85% of the aggregate amount of Net Amount of Eligible Accounts at such time;

plus

          (ii) up to 60% of the aggregate amount of Net Amount of Eligible Inventory and Net Amount of Eligible Processed Cores at such time;

plus

          (iii) up to 45% of the aggregate amount of Net Amount of Eligible Raw Materials and Net Amount of Eligible Unprocessed Cores at such time;

plus

          (iv) up to 100% of the amount on deposit in the cash collateral account pursuant to the Cash Collateral Agreement;

minus

          (b) the Eligibility Reserves then in effect.

Clause (a) of the definition of Borrowing Base Amount shall initially be computed by USAM in each Borrowing Base Certificate delivered from time to time by USAM to the Agent pursuant to clause (i) of Section 7.1.1. The Agent shall have the right to review such computations and, if such computations have not been computed in accordance with the terms of this Agreement, the Agent shall have the right to adjust such computations, such adjustment to be binding on USAM absent manifest error.

     "Borrowing Base Certificate" means the Borrowing Base Certificate duly completed and executed by the chief executive Authorized Officer of USAM, substantially in the form of Exhibit E hereto, together with such changes thereto as the Agent may from time to time reasonably request for the purpose of monitoring USAM's compliance therewith.

     "Borrowing Request" means a Borrowing Request, duly executed by an Authorized Officer of the Borrower Representative, in substantially the form of Exhibit D-1 hereto.

     "Business Day" means

          (a) any day on which the Agent is open for business and is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York; and

          (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loan, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollars are carried on in the interbank eurodollar market.

     "CapEx Loans" is defined in Section 2.1.

     "CapEx Note" means a promissory note of each Borrower payable to any Lender, in the form of Exhibit C hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of such Borrower to such Lender resulting from outstanding CapEx Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "CapEx Sublimit" is defined in the third recital.

     "Capital Expenditures" means, for any period, the sum of

          (a) the aggregate amount of all expenditures of the Borrowers and their Subsidiaries for fixed or capital assets or additions to plant, property or equipment (including replacements and capitalized repairs) made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

          (b) the aggregate amount of all Capitalized Lease Liabilities payments during such period.

     "Capitalized Lease Liabilities" means all monetary obligations of the Borrowers and their Subsidiaries under any leasing or similar arrangement with respect to any real or personal property which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Cash   Collateral   Agreement"   means  the  Cash  Collateral   Agreement,
substantially in the form of Exhibit Q hereto, as amended, supplemented, restated or otherwise modified from time to time.

     "Cash Equivalent Investment" means, at any time:

          (a) any evidence of Indebtedness, maturing not more than one year after the date of issuance, issued or guaranteed by the United States Government;

          (b) commercial paper, maturing not more than nine months from the date of issuance and rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., which is issued by

               (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia, or

               (ii) any Lender or any Affiliate thereof;

          (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by a Lender or a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $1,000,000,000; or

          (d) any repurchase agreement entered into with any Lender (or other commercial banking institution of the stature referred to in clause (c)) secured by a fully perfected Lien in any securities of the type described in any of clauses (a) through (c), having a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation thereunder of such Lender or other commercial banking institution.

     "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time.

     "CERCLIS" means the Comprehensive Environmental Response Compensation, and Liability Information System from time to time.

     "Change in Control"

          (a) the failure of (i) Martin Chevalier to be President and Chief Executive Officer of USAM or (ii) John Kohut to be Chairman of USAM;

          (b) the failure of USAM at any time to own beneficially (or through ownership of QAC) 100% of the issued and outstanding shares of common stock of any of the other Borrowers (whether voting or non-voting), on a fully diluted basis, such shares to be held free and clear of all Liens (other than Liens in favor of the Agent or otherwise permitted by the terms of the Intercreditor Agreement);

          (c) the failure of the Borrowers at any time to own beneficially 100% of the issued and outstanding shares of common stock of any of their Subsidiaries (whether voting or non-voting), on a fully diluted basis, such shares to be held free and clear of all Liens (other than Liens in favor of the Agent);

          (d) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding the Investor Group, shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 20% of the outstanding common stock of USAM; or

          (e) the failure at any time of Martin Chevalier or John Kohut to be members of the board of directors of USAM.

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

     "Collateral" means the common stock of the Subsidiaries of USAM and any assets of the Borrowers, any of their Subsidiaries or of any other Obligor subject to a Lien pursuant to any Loan Document.

     "Commitment Termination Event" means

          (a) the occurrence of any Default described in clauses (a) through (d) of Section 8.1.9; or

          (b) the occurrence and continuance of any other Event of Default and either

               (i) the declaration of the Loans to be due and payable pursuant to Section 8.3, or

               (ii) the giving of notice by the Agent, acting at the direction of the Required Lenders, to the Borrowers that the Revolving Loan Commitment has been terminated.

     "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with any Borrower within the meaning of Section 4001 of ERISA or is a part of a group which includes any Borrower and which is treated as a single employer under Section 414 of the Code.

     "Compliance Certificate" means a Compliance Certificate duly executed by the chief executive Authorized Officer of USAM, substantially in the form of Exhibit F hereto, together with such changes thereto as the Agent may from time to time reasonably request for the purpose of monitoring compliance by the Borrowers with the financial covenants contained herein.

     "Concentration Account" means the concentration account maintained by the Concentration Bank in connection with this Agreement and the other Loan Documents.

     "Concentration   Account   Agreement"  means  the   Concentration   Account
Agreement, substantially in the form of Exhibit I-2 attached hereto, executed by the Concentration Bank in favor of the Agent.

     "Concentration Bank" shall mean IBJW or another financial institution that is acceptable to the Agent.

     "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The principal amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

     "Continuation/Conversion  Notice"  means a  Continuation/Conversion  Notice
duly  executed  by  an  Authorized  Officer  of  the  Borrower   Representative,
substantially in the form of Exhibit D-2 hereto.

     "Convertible Debenture Debt" means the principal and interest and other amounts owing pursuant to the Convertible Debenture Documents.

     "Convertible Debenture Documents" means, collectively, each 8.0% Redeemable Convertible Debenture, dated June 30, 1998, between USAM and Advantage (Bermuda) Fund, Ltd., Dominion Capital Fund, Ltd., and Canadian Advantage Ltd. Partnership, together with all agreements and documents entered into in connection therewith.

     "Corporate Guaranty" means the Corporate Guaranty, substantially in the form of Exhibit J hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "Credit Extension" means, as the context may require, (a) the making of a Revolving Loan, CapEx Loan or Term Loan or (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any existing Letter of Credit, by an Issuer.

     "Credit Extension Request" means, as the context may require, any Borrowing Request or Issuance Request.

     "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

     "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

     "Disclosure  Schedule"  means the Disclosure  Schedule  attached  hereto as
Schedule I, as it may be amended, supplemented or otherwise modified from time to time by any Borrower with the written consent of the Agent and the Required Lenders.

     "Documentation Questionnaire" is defined in Section 6.15.

     "Dollar" and the symbol "$" mean lawful money of the United States.

     "Domestic Office" means, relative to any Lender, the office of such Lender designated as such on Schedule III hereto or designated in a Lender Assignment Agreement, or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender to USAM and the Agent.

     "Domestic Subsidiary" means each Subsidiary of the Borrowers that is organized under the laws of any State of the United States of America or the District of Columbia.

     "EBITDA" means, for any period, the sum, without duplication, for such period, of

          (a) Net Income during such period;

plus

          (b) the amount deducted, in determining Net Income, of all income taxes (whether paid or deferred) of the Borrowers and their Subsidiaries during such period;

plus

          (c) Interest Expense during such period;

plus

          (d) the amount deducted, in determining Net Income, representing amortization and depreciation of assets of the Borrowers and their Subsidiaries during such period.

     "Effective Date" means the date this Agreement becomes effective pursuant to Section 10.8.

     "Eligibility Reserves" means such reserves as the Agent, in its sole credit judgment, may from time to time establish against the gross amounts of Eligible Inventory, Eligible Accounts, Eligible Raw Materials, Eligible Processed Cores and Eligible Unprocessed Cores, to reflect risks or contingencies which may affect such items and which have not already been taken into account in the determination of Eligible Inventory, Eligible Accounts, Eligible Raw Materials, Eligible Processed Cores and Eligible Unprocessed Cores, as the case may be. In establishing Eligibility Reserves, the Agent may consider those factors which, in its sole judgment, may affect the value of any Eligible Receivable, Eligible Inventory, Eligible Raw Materials, Eligible Processed Cores or Eligible Unprocessed Cores, including the enforceability or priority of the Agent's security interest thereon, the amount which the Agent and the Lenders would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of the Collateral, the financial and business climate of the Borrowers' industry, changes in the collection history and dilution with respect to the Borrowers' Accounts, changes in respect of the Borrowers' Inventory and other items comprising the Borrowing Base Amount and any other event which could reasonably be expected to result in any Default or Event of Default.

     "Eligible Account" means, at any time of determination thereof, any Account (or part thereof) of any Borrower which the Agent, in its sole credit judgment, determines to be eligible for the purpose of making Credit Extensions to the Borrowers. Without limiting the Agent's discretion, no Account of a Borrower shall be an Eligible Account unless each of the following requirements has been fulfilled to the satisfaction of the Agent:

          (a) such Borrower has lawful and absolute title to such Account, free and clear of all Liens, other than the Liens in favor of the Agent for the benefit of the Lenders;

          (b) the Agent has a legal, valid, binding, perfected and first priority security interest in such Account under the U.C.C.:

          (c) (i) with regard to an Account as to which any United States federal or state governmental agency or instrumentality is the Account Debtor, such Borrower has complied with the Assignment of Claims Act of 1940, as amended (31 U.S.C.ss. 3727; 41 U.S.C.ss. 15), by delivering to the Agent a notice of assignment in favor of the Agent under such Act and in compliance with applicable provisions of 31 C.F.R.ss.7-103.8 and 41 C.F.R.ss.1-30.7, or with similar state law; and

               (ii) such Account is not an Account as to which any other government or agency of such government is the Account Debtor;

          (d) such Borrower has the full and unqualified right to assign and grant a security interest in such Account to the Agent;

          (e) such Account is payable in Dollars, is the legal, valid, binding and enforceable obligation of the Person who is obligated under such Account (the "Account Debtor") and is payable within 90 days after the invoice date (which invoice shall be delivered to the Account Debtor on or within 60 days after such Account is created as provided in clause (h) below);

          (f) such Account is not subject to any dispute, setoff, counterclaim or other claim or defense on the part of the Account Debtor denying liability under such Account, in whole or in part;

          (g) such Account is evidenced by an invoice rendered to the Account Debtor and evidences monetary obligations;

          (h) such Account is a bona fide Account which arose in the ordinary course of business, and with respect to which,

               (i) in the case of an Account arising from the sale of goods, such goods have been shipped or delivered to and accepted by the Account Debtor, such Account was created as a result of a sale on an absolute basis and not on a consignment, approval, bill-and-hold or sale-and-return basis and all other actions necessary to create a binding obligation on the part of the Account Debtor for such Account have been taken; and

               (ii) in the case of an Account relating to the sale of services, such services have been performed or completed and accepted by the Account Debtor and all other actions necessary to create a binding obligation on the part of the Account Debtor have been taken; and

               (iii) the goods or services upon which such Account arose were not for personal, family or household purposes;

          (i) with respect to such Account, the Account Debtor is not

               (i)  an  Affiliate,   Subsidiary,  officer,  director,  employee,
          supplier or creditor of such Borrower or any of its Subsidiaries;

               (ii) organized or located in a jurisdiction other than the United States;

               (iii) a domestic or foreign government or any agency, department or instrumentality thereof (except to the extent clause (c) is complied with);

               (iv) the subject of any reorganization, bankruptcy, receivership, custodianship or insolvency or any other condition of the type described in clauses (a) through (d) of Section 8.1.9; or

               (v) a natural Person (unless such Person operates as a sole proprietorship or similar commercial entity);

          (i) that part of such Account which is (i) outstanding more than 90 days past the original invoice date with respect thereto or (ii) more than 60 days overdue;

          (j) such Account is not an Account owing by an Account Debtor

               (i) more than 50% of the Accounts of which are (i) outstanding more than 90 days past the original invoice date with respect thereto or (ii) more than 60 days overdue;

               (ii) whose Accounts are in an aggregate dollar amount exceeding a credit limit determined by the Agent;

          (k) payment with respect to such Account is evidenced by a promissory note, draft, trade acceptance or other instrument for the payment of money and the Agent does not have possession thereof;

          (l) such Account has not been placed with a lawyer or other agent for collection;

          (m) all amounts payable pursuant to such Account shall be paid to a Lock-Box Account or the Concentration Account;

          (n) such Borrower has not made any agreement with the Account Debtor of such Account for any deduction therefrom, except a discount or allowance allowed by such Borrower in the ordinary course of its business;

          (o) such Account complies with all material requirements of all applicable laws, rules and regulations;

          (p) such Account is not with respect to an Account Debtor located in New Jersey, Minnesota or another State or jurisdiction denying creditors access to its courts in the absence of a Notice of Business Activities Report or other similar filing, unless such Borrower is duly qualified as a foreign corporation in each such State or jurisdiction or has duly filed and has a currently effective Notice of Business Activities Report or other similar filing;

          (q) to the best of such Borrower's knowledge, there are no facts, events or occurrences which in any material respect may impair the validity or enforceability of such Account or may reduce materially the amount payable thereunder as shown on such Borrower's aged trial balance delivered pursuant to Section 7.1.1 or such Borrower's books and records and invoices and statements delivered to Agent and/or Lenders with respect thereto;

          (r) such Borrower has no knowledge of any fact or circumstance which could reasonably be expected to impair materially the validity or collectibility of such Account or render it ineligible under the criteria set forth in clauses (a) through (s) above; and

          (s) in the Agent's sole credit judgment,

               (i) the relevant Account Debtor is creditworthy; and

               (ii) the collectibility of such Account is not impaired, whether as a result of the Account Debtor's unwillingness or inability to pay or otherwise.

The Agent may, in the exercise of its sole credit discretion on prior notice to USAM, impose, reduce or otherwise modify the standards of eligibility set forth in this definition. If any Account at any time ceases to be an Eligible Account, such Account shall promptly be excluded from the calculation of Eligible Accounts.

     "Eligible Inventory" means, at any time of determination thereof, any Inventory of the Borrowers which the Agent, in its sole credit judgment, determines to be eligible for the purpose of making Credit Extensions to the Borrowers. Without limiting the Agent's discretion, no Inventory of a Borrower shall be Eligible Inventory unless it arose in the ordinary course of business of such Borrower and each of the following requirements has been fulfilled to the satisfaction of the Agent:

          (a) such Inventory is located in the United States on real property that is either (i) owned by such Borrower, free and clear of any Liens other than of the nature referred to in clause (a) or (h) of Section 7.2.3 or (ii) located in or with, as the case may be, a public warehouse or third party described in Section 3.1.1 of the Security Agreement (provided that such Borrower shall have delivered to the Agent or landlord or bailee waiver, as applicable, as required by in clause (a) of Section 6.13);

          (b) such Borrower has full and unqualified right to assign and grant a Lien in such Inventory to the Agent for the benefit of the Lenders;

          (c) such Borrower has full and lawful title to such Inventory, free and clear of all Liens, other than any Liens in favor of the Agent for the benefit of the Lenders;

          (d) the Agent has a legal, valid, binding, perfected and first priority security interest in such Inventory under the U.C.C.;

          (e) none of such Inventory shall consist of

               (i) items in the custody of third parties for processing or manufacture;

               (ii) items in such Borrower's possession but intended by such Borrower for return to the suppliers thereof;

               (iii) items belonging to third parties (other than such Borrower) that have been consigned to such Borrower or are otherwise in such Borrower's custody or possession; or

               (iv) items in such Borrower's custody and possession on a sale-on-approval or sale-or-return basis or subject to any other repurchase or return agreement; and

          (f) none of such Inventory

               (i) is obsolete, unsalable, damaged or otherwise unfit for sale or further processing in the ordinary course of such Borrower's business;

               (ii) is a work in process; or

               (iii) is in the Agent's discretion, slow moving, obsolete or unmerchantable; and

          (g) that part of such Inventory which is less than twice the amount of product constituting Inventory that was sold by the Borrowers during the preceding 12 months.

The Agent may, in the exercise of its sole credit discretion on prior notice to USAM, impose, reduce or otherwise modify the standards of eligibility set forth in this definition. If any Inventory ceases at any time to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.

     "Eligible Processed Cores" means, at any time of determination thereof, any Processed Cores of the Borrowers which the Agent, in its sole credit judgment, determines to be eligible for the purpose of making Credit Extensions to the Borrowers. Without limiting the Agent's discretion, no Processed Core of a Borrower shall be an Eligible Processed Core unless it arose in the ordinary course of business of such Borrower and each of the following requirements has been fulfilled to the satisfaction of the Agent:

          (a) such Processed Core is located in the United States on real property that is either (i) owned by such Borrower, free and clear of any Liens other than of the nature referred to in clause (a) or (h) of Section
     7.2.3 or (ii) located in or with, as the case may be, a public warehouse or third party described in Section 3.1.1 of the Security Agreement (provided that such Borrower shall have delivered to the Agent or landlord or bailee waiver, as applicable, as required by in clause (a) of Section 6.13);

          (b) such Borrower has full and unqualified right to assign and grant a Lien in such Processed Core to the Agent for the benefit of the Lenders;

          (c) such Borrower has full and lawful title to such Processed Core, free and clear of all Liens, other than any Liens in favor of the Agent for the benefit of the Lenders;

          (d) the Agent has a legal, valid, binding, perfected and first priority security interest in such Processed Core under the U.C.C.;

          (e) none of such Processed Cores shall consist of

               (i) items in the custody of third parties for processing or manufacture;

               (ii) items in such Borrower's possession but intended by such Borrower for return to the suppliers thereof;

               (iii) items belonging to third parties (other than such Borrower) that have been consigned to such Borrower or are otherwise in such Borrower's custody or possession; or

               (iv) items in such Borrower's custody and possession on a sale-on-approval or sale-or-return basis or subject to any other repurchase or return agreement;

          (f) none of such Processed Cores

               (i) is obsolete, unsalable, damaged or otherwise unfit for sale or further processing in the ordinary course of such Borrower's business;

               (ii) is a work in process; or

               (iii) is in the Agent's discretion, slow moving, obsolete or unmerchantable; and

          (g) the aggregate fair market value of all such Processed Cores located at any one location is not less than $100,000.

The Agent may, in the exercise of its sole credit discretion on prior notice to USAM, impose, reduce or otherwise modify the standards of eligibility set forth in this definition. If any Processed Core ceases at any time to be an Eligible Processed Core, such Processed Core shall promptly be excluded from the calculation of Eligible Processed Cores.

     "Eligible Raw Material" means, at any time of determination thereof, any Raw Material of the Borrowers which the Agent, in its sole credit judgment, determines to be eligible for the purpose of making Credit Extensions to the Borrowers. Without limiting the Agent's discretion, no Raw Material of a Borrower shall be Eligible Raw Material unless it arose in the ordinary course of business of such Borrower and each of the following requirements has been fulfilled to the satisfaction of the Agent:

          (a) such Raw Material is located in the United States on real property that is either (i) owned by such Borrower, free and clear of any Liens other than of the nature referred to in clause (a) or (h) of Section 7.2.3 or (ii) located in or with, as the case may be, a public warehouse or third party described in Section 3.1.1 of the Security Agreement (provided that such Borrower shall have delivered to the Agent or landlord or bailee waiver, as applicable, as required by in clause (a) of Section 6.13);

          (b) such Borrower has full and unqualified right to assign and grant a Lien in such Raw Material to the Agent for the benefit of the Lenders;

          (c) such Borrower has full and lawful title to such Raw Material, free and clear of all Liens, other than any Liens in favor of the Agent for the benefit of the Lenders;

          (d) the Agent has a legal, valid, binding, perfected and first priority security interest in such Raw Material under the U.C.C.;

          (e) none of such Raw Material shall consist of

               (i) items in the custody of third parties for processing or manufacture;

               (ii) items in such Borrower's possession but intended by such Borrower for return to the suppliers thereof;

               (iii) items belonging to third parties (other than such Borrower) that have been consigned to such Borrower or are otherwise in such Borrower's custody or possession; or

               (iv) items in such Borrower's custody and possession on a sale-on-approval or sale-or-return basis or subject to any other repurchase or return agreement;

          (f) none of such Raw Material

               (i) is obsolete, unsalable, damaged or otherwise unfit for sale or further processing in the ordinary course of such Borrower's business;

               (ii) is a work in process; or

               (iii) is in the Agent's discretion, slow moving, obsolete or unmerchantable; and

          (g) the aggregate fair market value of all such Raw Materials located at any one location is not less than $100,000.

The Agent may, in the exercise of its sole credit discretion on prior notice to USAM, impose, reduce or otherwise modify the standards of eligibility set forth in this definition. If any Raw Material ceases at any time to be Eligible Raw Material, such Raw Material shall promptly be excluded from the calculation of Eligible Raw Material.

     "Eligible Unprocessed Cores" means, at any time of determination thereof, any Unprocessed Cores of the Borrowers which the Agent, in its sole credit judgment, determines to be eligible for the purpose of making Credit Extensions to the Borrowers. Without limiting the Agent's discretion, no Unprocessed Cores of a Borrower shall be an Eligible Unprocessed Core unless it arose in the ordinary course of business of such Borrower and each of the following requirements has been fulfilled to the satisfaction of the Agent:

          (a) such Unprocessed Core is located in the United States on real property that is either (i) owned by such Borrower, free and clear of any Liens other than of the nature referred to in clause (a) or (h) of Section
     7.2.3 or (ii) located in or with, as the case may be, a public warehouse or third party described in Section 3.1.1 of the Security Agreement

     (provided that such Borrower shall have delivered to the Agent or landlord or bailee waiver, as applicable, as required by in clause (a) of Section 6.13);

          (b) such Borrower has full and unqualified right to assign and grant a Lien in such Unprocessed Core to the Agent for the benefit of the Lenders;

          (c) such Borrower has full and lawful title to such Unprocessed Core, free and clear of all Liens, other than any Liens in favor of the Agent for the benefit of the Lenders;

          (d) the Agent has a legal, valid, binding, perfected and first priority security interest in such Unprocessed Core under the U.C.C.;

          (e) none of such Unprocessed Cores shall consist of

               (i) items in the custody of third parties for processing or manufacture;

               (ii) items in such Borrower's possession but intended by such Borrower for return to the suppliers thereof;

               (iii) items belonging to third parties (other than such Borrower) that have been consigned to such Borrower or are otherwise in such Borrower's custody or possession; or

               (iv) items in such Borrower's custody and possession on a sale-on-approval or sale-or-return basis or subject to any other repurchase or return agreement;

          (f) none of such Unprocessed Cores

               (i) is obsolete, unsalable, damaged or otherwise unfit for sale or further processing in the ordinary course of such Borrower's business;

               (ii) is a work in process; or

               (iii) is in the Agent's discretion, slow moving, obsolete or unmerchantable; and

          (g) the aggregate fair market value of all such Unprocessed Cores located at any one jurisdiction is not less than $100,000.

The Agent may, in the exercise of its sole credit discretion on prior notice to USAM, impose, reduce or otherwise modify the standards of eligibility set forth in this definition. If any Unprocessed Core ceases at any time to be an Eligible Unprocessed Core, such Unprocessed Core shall promptly be excluded from the calculation of Eligible Inventory.

     "Environmental Consultant" is defined in clause (b) of Section 7.1.6.

     "Environmental Laws" means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment, preservation or reclamation of natural resources, the management, Release of any Hazardous Material or to health and safety matters, including CERCLA, the Resource Conservation and Recovery Act, the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. ss.ss.1251 et seq., the Clean Air Act of 1970, 42 U.S.C.ss.ss.7401 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C.ss.ss.2601 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C.,ss.ss.651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C.ss.ss.11001 et seq., the Safe Drinking Water Act of 1974, as amended, 42 U.S.C.ss.ss.300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss.5101 et seq., and any similar or implementing state or local law, and all amendments or regulations promulgated under any of the foregoing.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

     "Event of Default" is defined in Section 8.1.

     "Excess Availability Requirement" is defined in the third recital.

     "Excluded Foreign Subsidiaries" means any Foreign Subsidiary the pledge of all or any part of whose capital stock or other property or assets as Collateral, or the guaranty of the Obligations by, would result in material adverse tax consequences to the Borrowers, provided that for purposes of this definition (a) the term "Foreign Subsidiary" shall not include any Subsidiary
(i) which is properly treated as a partnership or branch of a Borrower or a Domestic Subsidiary for United States federal income tax purposes and (ii) the pledge of all of any part of whose capital stock or other property or assets as Collateral, or the guaranty of the Obligations by, would not result in material adverse tax consequences to the Borrowers and (b) any determination as to whether a Subsidiary is an Excluded Foreign Subsidiary shall be approved by the Agent.

     "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent.

     "Fiscal Month" means any month of a Fiscal Year.

     "Fiscal Quarter" means any quarter of a Fiscal Year.

     "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31. References to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 1999") refer to the Fiscal Year ending during such calendar year.

     "Fixed Charge Coverage Ratio" means, for any period, the ratio of,

          (a) (i) EBITDA;

less

               (ii)  the   aggregate   amount   of  all   non-financed   Capital
          Expenditures made by the Borrowers and their Subsidiaries;

to

          (b) the sum of

               (i) Interest Expense;

plus

               (ii)  all  scheduled   payments  of  principal  of   Indebtedness
          (including scheduled payments of the Term Loans and CapEx Loans);

plus

               (iii) all income taxes paid in cash or accrued by the Borrowers and their Subsidiaries.

     "Foreign Subsidiary" means each Subsidiary of the Borrowers that is not a Domestic Subsidiary.

     "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

     "GAAP" is defined in Section 1.4.

     "Hard Costs" means the purchase price of new equipment, provided that the foregoing shall not include, in any event, any other costs, fees and expenses related to the foregoing (including, without limitation, the costs of installation, site preparation and the like).

     "Hazardous Material" means

          (a) any "hazardous substance", as defined by CERCLA;

          (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act;

          (c) any petroleum product; or

          (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any applicable federal, state or local law, regulation, ordinance or requirement
     (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

     "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under any Rate Protection Agreement.

     "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "IBJW" is defined in the preamble.

     "Impermissible   Qualification"   means,   relative   to  the   opinion  or
certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification

          (a) which is of a "going concern" or similar nature;

          (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

          (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause there to exist a Default or Event of Default.

     "including" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that where general words are followed by a specific listing of items, the general words shall be given their widest meaning, and shall not be limited by an enumeration of specific matters.

     "Indebtedness" of any Person means, without duplication:

          (a) all obligations of such Person for borrowed money, including all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

          (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

          (d) net liabilities of such Person with respect to each Hedging Obligation;

          (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable arising in the ordinary course of business), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

          (f) all obligations of such Person to purchase, redeem, retire or otherwise acquire for value any capital stock (other than common stock) of such Person;

          (g) the liquidation value of any preferred capital stock of such Person or its Subsidiaries held by any Person other than such Person and its Wholly-Owned Subsidiaries;

          (h) all obligations and liabilities secured by any Lien on such Person's property or assets, even though such Person shall not have assumed or become liable for the payment thereof;

          (i) all accrued and unfunded obligations and liabilities under any Plan; and

          (j) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

     "Indemnified Liabilities" is defined in Section 10.4.

     "Indemnified Parties" is defined in Section 10.4.

     "Intellectual Property Collateral" has the meaning provided for such term in the Security Agreement.

     "Intercreditor   Agreement"  means  the   Subordination  and  Intercreditor
Agreement,   substantially  in  the  form  of  Exhibit  P  hereto,  as  amended, supplemented, restated or otherwise modified from time to time.

     "Interest Expense" means, for any period, the aggregate consolidated interest expense of the Borrowers and their Subsidiaries for such period (other than pay-in-kind interest), as determined in accordance with GAAP, including, without duplication, the portion of any Capitalized Lease Liabilities of the Borrowers and their Subsidiaries allocable to interest expense, all commissions, discounts and other fees charged with respect to letters of credit and bankers' acceptance financing, the amortization of debt discounts and the net costs under Rate Protection Agreements, in each case paid or payable during such period.

     "Interest Period" means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.4 or 2.5 and shall end on (but exclude) the day which numerically corresponds to such date one, two or three months thereafter, as the relevant Borrower may select in its relevant notice pursuant to Section 2.4 or 2.5; provided, however, that

          (a) the Borrowers shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than three different dates;

          (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar week or month, as the case may be, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day);

          (c) if there is no numerically corresponding day in such month, such Interest Period shall end on the last Business Day of such month; and

          (d) the Borrowers shall not be permitted to select, and there shall not be applicable, any Interest Period that would be broken by reason of a mandatory payment of Term Loans required pursuant to clause (b) of Section
     3.1.2 or any Interest Period for any Loan which would end later than the Stated Maturity Date for such Loan.

     "Inventory" means all present and future inventory merchandise and goods intended for sale, lease or other disposition, including, without limitation, all raw materials, work in process, finished goods, returned goods and materials and supplies of any kind, nature or description which are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of any such goods, all documents of title or documents representing the same and all records, files and writings with respect thereto.

     "Investment" means, relative to any Person,

          (a) any  loan or  advance  made by such  Person  to any  other  Person
     (excluding  commission,   travel  and  similar  advances  to  officers  and
     employees made in the ordinary course of business);

          (b) any Contingent Liability of such Person incurred in connection with loans or advances described in clause (a); and

          (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

     "Issuance Request" means an Issuance Request duly executed by an Authorized Officer of the Borrower Representative, substantially in the form of Exhibit D-3 attached hereto.

     "Issuer" means IBJW in its capacity as issuer of the Letters of Credit. At the request of IBJW, another Lender or an Affiliate of IBJW may issue one or more Letters of Credit hereunder.

     "Lender Assignment Agreement" means a Lender Assignment Agreement in substantially the form of Exhibit M hereto.

     "Lender Default" shall mean (a) the refusal (which has not been retracted) of a Lender to make available its portion of any Credit Extension or (b) a Lender having notified in writing the Borrowers and/or the Agent that it does not intend to comply with its obligations under Section 2.1 or 2.2.

     "Lenders" is defined in the preamble and shall include, each person named on Schedule II attached hereto and specified as such in any Lender Assignment Agreement.

     "Lending Office" means, as the context may require, the Domestic Office and/or LIBOR Office.

     "Letter of Credit" is defined in Section 2.1.

     "Letter of Credit Outstandings" means, on any date, an amount equal to the sum of

          (a) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit;

          plus

          (b)  the  then  aggregate   amount  of  all  unpaid  and   outstanding
     Reimbursement Obligations.

     "Letter of Credit Sublimit" is defined in the third recital.

     "LIBO Rate" is defined in Section 3.2.1.

     "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

     "LIBO Rate (Reserve Adjusted)" is defined in Section 3.2.1.

     "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such on Schedule III hereto or designated in a Lender Assignment Agreement, or such other office of a Lender as designated from time to time by notice from such Lender to the Borrowers and the Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

     "LIBOR Reserve Percentage" is defined in Section 3.2.1.

     "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

     "Loan" means, as the context may require, a Revolving Loan, CapEx Loan or a Term Loan.

     "Loan Account" is defined in Section 3.4.6.

     "Loan Document" means this Agreement, the Notes, Letters of Credit, the Fee Letter, the Security Agreement, the Pledge Agreement, the Corporate Guaranty, the Cash Collateral Agreement, each Real Estate Mortgage (from and after the delivery thereof), any Rate Protection Agreement with a Lender, each Lender Assignment Agreement, the Documentation Questionnaire and each other instrument or document executed and delivered pursuant to or in connection with this Agreement and the other Loan Documents.

     "Lock-Box Accounts" is defined in clause (a) of Section 3.4.1.

     "Lock-Box Agreement" means each Lock-Box Agreement, in substantially the form of Exhibit I-1 attached hereto, executed by each Lock-Box Bank in favor of the Agent.

     "Lock-Box Banks" is defined in clause (a) of Section 3.4.

     "Material Adverse Effect" shall mean a material adverse effect on (i) the business, assets, operations, properties, condition (financial or otherwise) or prospects of the Borrowers and their Subsidiaries, taken as a whole, (ii) the ability of any Borrower or any other Obligor to perform or pay its Obligations in accordance with the terms hereof or of any other Loan Document, (iii) the Agent's security interest on the Collateral or the priority of such security interest, (iv) the value of the Collateral or the amount the Agent and the Lenders would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of the Collateral or (v) the validity or enforceability of any Loan Document or the rights and remedies available to the Agent or the Lenders under any Loan Document.

     "Material Agreements" is defined in Section 5.1.23.

     "Material Environmental Amount" means an amount payable by the Borrowers and their Subsidiaries in excess of $100,000 for remedial costs, compliance costs (other than in the ordinary course of business), compensatory damages, punitive damages, fines, penalties or any combination thereof, in each case with respect to Environmental Laws.

     "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

     "Net Amount of Eligible Accounts" means the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed in respect of such Eligible Accounts.

     "Net Amount of Eligible Inventory" means the value of Eligible Inventory computed at the lower of cost (computed on a "first in, first out" basis) or market, less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed in respect of such Eligible Inventory.

     "Net Amount of Eligible Raw Materials" means the gross amount of Eligible Raw Materials, less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed in respect of such Eligible Raw Materials.

     "Net Amount of Eligible Processed Cores" means the gross amount of Eligible Processed Cores, less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed in respect of such Eligible Processed Cores.

     "Net Amount of Eligible Unprocessed Cores" means the gross amount of Eligible Unprocessed Cores, less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed in respect of such Eligible Unprocessed Cores.

     "Net Debt Proceeds" means, in the case of the issuance, placement or sale of any Indebtedness of the type referred to in clause (a) of the definition thereof (excluding Indebtedness permitted to be outstanding pursuant to Section
7.2.2 on the date hereof), the sum of

          (a) the  gross  cash  proceeds  received  by the  Borrowers  and their
     Subsidiaries from such issuance, placement or sale of permitted Indebtedness (including any cash payments received by way of deferred payment of principal pursuant to a permitted promissory note or installment receivable or otherwise, but only as and when received);

minus

          (b) in connection with the issuance, placement or sale of such permitted Indebtedness, all reasonable and customary fees and expenses and underwriters' discounts and commissions actually paid by the Borrowers and their Subsidiaries to Persons other than any of the Borrowers, any of their Subsidiaries or any of their Affiliates.

          "Net Disposition Proceeds" means the sum of

          (a) the gross cash proceeds received by the Borrowers and their Subsidiaries (i) from any Permitted Disposition or (ii) as a result of the taking of any of their assets under the power of eminent domain, condemnation or similar proceeding, including any cash payments received by way of a deferred payment of principal pursuant to a permitted note or installment receivable or otherwise, but only when and as received;

minus

          (b) in the case of clause (i) only, (i) all reasonable and customary fees and expenses with respect to legal, investment banking, brokerage, accounting and other professional fees actually incurred by the Borrowers and their Subsidiaries in connection with such Permitted Disposition which have not been paid to any of the Borrowers, any of their Subsidiaries or any of their Affiliates and (ii) all taxes actually paid or reasonably estimated by the Borrowers (determined in good faith by the chief financial officer of USAM) to be payable in cash pursuant to such Permitted
     Disposition in the same year or the next following year after the occurrence of such Permitted Disposition; provided, however, that if, after the payment of all taxes with respect to such Permitted Disposition, the amount of estimated taxes, if any, pursuant to clause (ii) above exceeded the amount actually paid in cash in respect of such Permitted Disposition, the aggregate amount of such excess shall be immediately payable, pursuant to clause (d) of Section 3.1.2, as Net Disposition Proceeds.

     "Net Income" means, for any period, the sum of all amounts (exclusive of all amounts in respect of any extraordinary gains or losses) which, in accordance with GAAP, would be included as net income on the consolidated statements of income of the Borrowers and their Subsidiaries at such time; provided that there shall be excluded from Net Income the income of any Person in which any other Person (other than the Borrowers or any of their Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions (a) that the Borrowers or their Subsidiaries have the power to cause such Person to make to the Borrowers or their Subsidiaries during such period and such dividend or other distribution is not prohibited by the terms of any agreement binding upon such Person or otherwise or (b) that, to the extent not already included in Net Income for any period pursuant to clause (a) above, were actually paid to the Borrowers or their Subsidiaries by such Person during such period.

     "Net Insurance Proceeds" means the insurance proceeds received by the Agent pursuant to clause (d) of Section 7.1.4 and constituting "Net Insurance Proceeds" as therein provided.

     "Net Securities Proceeds" means, in the case of the issuance, placement or sale of equity securities or any obligations convertible into or exchangeable for, or giving any Person a right, option or warrant to acquire such securities or such convertible or exchangeable obligations (in each case whether pursuant to a public or private offering), from and after the Effective Date (excluding the proceeds of the foregoing that are applied, in accordance with Section 3.1.2, contemporaneously with the issuance, placement or sale thereof, to repay the Permitted Borrower Subordinated Debt), the sum of

          (a) the gross cash proceeds received by the Borrowers and their Subsidiaries from such issuance, placement or sale of equity securities (including any cash payments received by way of deferred payment of principal pursuant to a permitted promissory note or installment receivable or otherwise, but only as and when received);

minus

          (b) in connection with such issuance, placement or sale of such equity securities, all reasonable and customary fees and expenses and underwriters' discounts and commissions actually paid by the Borrowers and their Subsidiaries to Persons other than any of the Borrowers, any of their Subsidiaries or any of their Affiliates.

     "Net  Worth"  means,  at  any  time,  the  sum  of  all  amounts   (without
duplication)   which,  in  accordance   with  GAAP,   would  be  included  under
shareholders' equity on a consolidated balance sheet of USAM at such time.

     "Non-Defaulting Lender" shall mean each Lender other than a Defaulting Lender.

     "Non-U.S. Lender" is defined in Section 4.6.

     "Note" means, as the context may require, either a Revolving Note, a Term Note or a CapEx Note.

     "Obligations" means all obligations (monetary or otherwise) of each Borrower and each other Obligor arising under or in connection with this Agreement, the Notes and each other Loan Document, including principal, interest (including post-default interest and interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding referred to in Section 8.1.9, whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding), reimbursement obligations, fees, indemnities, costs and expenses (including the fees and disbursements of counsel to the Agent and each Lender required to be paid by the Borrowers) that are owing under this Agreement and the other Loan Documents, in each case whether now existing or hereafter incurred, direct or indirect, absolute or contingent, and due or to become due.

     "Obligor" means a Borrower or any other Person (other than the Agent, any Issuer or any Lender) obligated under any Loan Document.

     "Organic Document" means, relative to any Obligor, its articles of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock as amended, supplemented, restated or otherwise modified from time to time in accordance with Section 7.2.11.

     "Participant" is defined in Section 10.11.2.

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

     "Pension Plan" means any employee benefit plan which is covered by ERISA and in respect of which any of the Borrowers or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Percentage" means, relative to any Lender, the percentage set forth opposite the name of such Lender on Schedule II hereto or set forth in a duly executed Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to each Lender Assignment Agreement executed and delivered by such Lender and its Assignee Lender pursuant to Section 10.11.

     "Permitted Borrower Subordinated Debt" means the principal, interest and other amounts owing under the Subordinated Debt Documents.

     "Permitted Capital Expenditures" means Capital Expenditures incurred on account the purchase of machinery and equipment useful in the business of the Borrowers as provided in Section 7.2.1.

     "Permitted Disposition" means any sale, lease, transfer or other disposition of assets (including without limitation capital stock and receivables) of any of the Borrowers or any of their Subsidiaries not otherwise permitted by clause (a) or (c) of Section 7.2.10, provided that (a) the Borrowers shall receive only cash consideration therefor, (b) the aggregate fair market value of all such dispositions shall not exceed $150,000 in any Fiscal Year, (c) the Borrowers and their Subsidiaries shall have received fair value therefor and (d) both immediately before and after giving effect to each such disposition no Default or Event of Default shall have occurred and be continuing.

     "Permitted Encumbrances" means Liens permitted under Section 7.2.3.

     "Person"  means  any  natural  person,  corporation,   partnership,   firm,
association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Plan" means any Pension Plan or Welfare Plan.

     "Pledge Agreement" means the Pledge Agreement, substantially in the form of Exhibit G hereto, as the same may be amended, supplemented, restated or otherwise modified from time to time.

     "Processed Cores" means previously used brake shoes which have been reconditioned through a process of removing remaining previously installed friction material, cleaning and repainting so as to be immediately ready and available for installation of new friction material.

     "QAC" is defined in the preamble.

     "Rate Protection Agreement" means any interest rate cap agreement, interest rate collar agreement or similar arrangement designed to protect a Person against fluctuations in interest rates.

     "Raw Materials" means friction materials, steel parts, fasteners and associated hardware and materials used in the manufacture and distribution of disk pads and drum brakes.

     "Real Estate Mortgages" is defined in clause (c)(ii) of Section 5.2.2, together with any and all mortgages, deeds of trust and other real estate security instruments securing the Credit Extensions, as amended, restated, amended and restated or otherwise modified from time to time.

     "Real Estate Mortgage Notes" means the demand bearer promissory notes secured by the Real Estate Mortgages.

     "Realty" means all of the Borrowers' and their Subsidiaries' right, title and interest in any land, buildings, improvements, fixtures, other interests in real estate and any leasehold interest in any of the foregoing.

     "Realty Permits" means, collectively, all building, construction, environmental and other permits, licenses, franchises, approvals, consents, authorizations and other approvals required in connection with the construction, ownership, use, occupation or operation of the Realty.

     "Receivables" means with respect to any Person all of such Person's now owned and hereafter arising or acquired Accounts (whether or not earned by performance), including Accounts owned to such Person by any of its Subsidiaries or Affiliates, together with all interest, late charges, penalties, collection fees, and other sums which shall be due and payable in connection with any Account; proceeds of any letters of credit naming such Person as beneficiary; contract rights, chattel paper, instruments, documents, investment property, general intangibles (including without limitation chooses in action, causes of action, tax refunds, tax refund claims and other amounts payable to such Person from or with respect to any Plan) and all forms of obligations owing to such Person (including without limitation, in respect of loans, advances, and extensions of credit by such Person to its Subsidiaries and Affiliates); guarantees and other security for any of the foregoing; goods represented by or the sale, lease of delivery of which gave rise to any of the foregoing; merchandise returned to or repossessed by such Person and rights of stoppage in transit, replevin, and reclamation; and other rights or remedies of an unpaid vendor, lienor, or secured party.

     "Refunding Loans" is defined in clause (b)(ii) of Section 2.4.

     "Reimbursement Obligation" is defined in Section 2.7.4.

     "Release" means a "release" or "threatened release" as such terms are defined in CERCLA.

     "Reportable Event" means (a) any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Reg ss. 2615, (b) withdrawal from a Plan described in Section

4063 of ERISA, (c) a cessation of operations described in Section 4062(e) of ERISA, (d) an amendment to a Plan necessitating the posting of security under
Section  401(a)(29) of the Code, or (e) a failure to make a payment  required by
Section 412(m) of the Code of Section 302(e) of ERISA when due.

     "Required Lenders" means, at the time any determination thereof is to be made, Non-Defaulting Lenders holding more than 51% of the then aggregate unused Commitments and unpaid principal amount of the Notes and Letter of Credit Outstandings (excluding the aggregate unpaid principal amount of Notes and Letter of Credit outstandings held by Defaulting Lenders).

     "Resource Conservation and Recovery Act" means collectively the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, as amended, 42 U.S.C. ss.ss.6901, et seq., as in effect from time to time.

     "Revolving Loans" is defined in Section 2.1.

     "Revolving Loan Commitment" is defined in Section 2.1.

     "Revolving Loan Commitment Amount" means $15,000,000, as such amount is reduced from time to time pursuant to Section 2.3.

     "Revolving Loan Commitment Termination Date" means the earliest of

          (a) July 30, 2002;

          (b) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.3; and

          (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described above, the Revolving Loan Commitments shall terminate automatically and without any further action.

     "Revolving Note" means a promissory note of each Borrower payable to any Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of such Borrower to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Rolling Period" means, as of any date of calculation, the immediately preceding twelve Fiscal Months, provided, however, that prior to the first twelve full Fiscal Months following the date of the initial Credit Extension, the Rolling Period as of the date of calculation of the Fixed Charge Coverage Ratio shall be based solely upon the actual number of full Fiscal Months since the date of the initial Credit Extension (with such results not to be annualized but to be cumulative for such period).

     "Security Agreement" means the Security Agreement substantially in the form of Exhibit H hereto, as amended, supplemented, restated or otherwise modified from time to time.

     "Settlement Date" means (a) the date of the initial Credit Extension, (b) the Wednesday of each calendar week, or, if such day is not a Business Day, the next succeeding Business Day and (c) the day any Default or Event of Default shall have occurred and be continuing.

     "Solvent" means, when used with respect to any Person, that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such value is established and such liabilities are evaluated in accordance with
Section 101(32) of the federal Bankruptcy Code and the state laws governing determinations of the insolvency of debtors of New York and each state where such Person is doing business or has its principal place of business, (b) the present fair saleable value of the tangible and intangible assets of such Person will, as of such date, be greater than the amount the will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim" and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

     "Single Employer Plan" means any Pension Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

     "Stated Amount" of each Letter of Credit means the total amount available to be drawn under such Letter of Credit upon the issuance thereof.

     "Stated Expiry Date" is defined in Section 2.7.1.

     "Stated Maturity Date" means July 30, 2002.

     "Subordinated Debt Documents" means, collectively, the Amended and Restated Promissory Note, dated August 29, 1997, of QAC in favor of John W. Kohut and Linda S. Ram and in the aggregate original principal amount of $1,802,158.27, the Guaranty, dated August 29, 1997, of USAM in favor of John W. Kohut and Linda
S. Ram, the Amended and Restated Promissory Note, dated August 29, 1997, of QAC in favor of Martin Chevalier and Malvina B. Chevalier and in the aggregate original principal amount of $2,697,841.73, the Guaranty, dated August 29, 1997, of USAM in favor of Martin Chevalier and Malvina B. Chevalier, the Stock Pledge and Security Agreement, August 29, 1997 among USAM, each Subordinated Debt Holder and QAC, as all of the foregoing is amended by the First Amendment and Modification Agreement, dated as of the date hereof, among the Persons that are parties to the foregoing agreements.

     "Subordinated   Debt  Holder"  means  any  holder  of  Permitted   Borrower
Subordinated Debt.

     "Subordination Provisions" is defined in Section and 8.1.13.

     "Subsidiary" means, with respect to any Person, (a) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, or by one or more Subsidiaries of such Person, or (b) any partnership, joint venture, or other entity as to which such Person, or one or more Subsidiaries of such Person owns more than a 50% ownership, equity or similar interest or has power to direct or cause the direction of management and policies, or the power to elect the managing partner (or the equivalent), of such partnership, joint venture or other entity, as the case may be.

     "Taxes" is defined in Section 4.6.

     "Term Loan Sublimit" is defined in the third recital.

     "Term Loans" is defined in Section 2.1.

     "Term Note" means a promissory note of each Borrower payable to any Lender, substantially in the form of Exhibit B hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of such Borrower to such Lender resulting from outstanding Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Title Insurer" is defined in clause (b)(iii) of Section 5.2.2.

     "Type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

     "U.C.C." means the Uniform Commercial Code as from time to time in effect in the State of New York.

     "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

     "Unprocessed Cores" means previously used brake shoes with remaining friction material attached and which are usable in Borrower's remanufacturing process.

     "USAF" is defined in the preamble.

     "USAM" is defined in the preamble.

     "Welfare Plan" means a "welfare plan" (as such term is defined in Section 3(1) of ERISA), maintained by any Borrower or for which any Borrower or any of its Subsidiaries has any contractual liability.

     "Wholly-Owned Subsidiary" means any Subsidiary of a Person of which the securities (except for directors' qualifying shares) or other ownership interests representing 100% of the equity is, at the time any determination is being made, owned, controlled or held by such Person or one or more Wholly-Owned Subsidiaries of such Person.

     SECTION 1.2 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and each other Loan Document.

     SECTION 1.3 Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION 1.4 Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in clause (a) of
Section 5.1.8. In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, USAM and the Agent shall enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Borrowers' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrowers, the Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "Accounting Change" refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the Securities and Exchange Commission.

                                   ARTICLE II

                        COMMITMENTS, BORROWING PROCEDURES
                                    AND NOTES

     SECTION 2.1 Revolving Loan Commitment. On the terms and subject to the conditions of this Agreement (including Article V), each Lender severally agrees to make from time to time on any Business Day occurring prior to the Revolving Loan Commitment Termination Date, revolving loans (relative to each Lender, its "Revolving Loan"), term loans (relative to each Lender, its "Term Loan") and capital expenditure loans (relative to each Lender, its "CapEx Loans"), in each case in an amount equal to such Lender's Percentage of the aggregate amount of the Borrowing of the Loans requested by the Borrower Representative to be made on such day; provided, that (a) not more than $2,108,000 in aggregate principal amount of the Term Loans may be made on the date of the initial Credit Extension and no Term Loans may be made after the date that is 90 days after the date of the initial Credit Extension and (b) no CapEx Loans may be made after the date that is 18 months after the date of initial Credit Extension. In addition, each Issuer, for and on behalf of the Lenders, shall issue prior to the Revolving Loan Commitment Termination Date standby letters of credit ("Letters of Credit") with a Stated Expiry Date not later than one year from such requested date of issuance, and the Lenders shall participate therein as herein provided. The commitment of each Issuer and each Lender described in this Section 2.1 is herein referred to as its "Revolving Loan Commitment". On the terms and subject to the conditions hereof, the Borrower Representative may (i) from time to time borrow, prepay and reborrow the Revolving Loans, (ii) borrow from time to time the Term Loans and CapEx Loans and (iii) request the issuance or extension of the Stated Expiry Date of any Letter of Credit. No amounts paid or prepaid with respect to Term Loans and CapEx Loans may be reborrowed.

     SECTION 2.2 Lenders Not Permitted or Required To Make Credit Extensions. No Lender shall be permitted or required to make any Loan and no Issuer shall be obligated to issue or extend any Letter of Credit, under any circumstance described below in this Section 2.2.

     SECTION 2.2.1 Revolving Loans. No Borrowing of Revolving Loans shall be made if, after giving effect thereto,

          (a) the aggregate  outstanding  principal  amount of all the Revolving
     Loans, together with the aggregate amount of all Letter of Credit Outstandings and the outstanding principal amount of all the CapEx Loans and Term Loans, (i) of all the Lenders would exceed the lesser of (x) the Revolving Loan Commitment Amount or (y) the then existing Borrowing Base Amount minus the Excess Availability Requirement or (ii) of any Lender would exceed the lesser of (x) such Lender's Percentage of the Revolving Loan Commitment Amount or (y) such Lender's Percentage of the then existing Borrowing Base Amount minus the Excess Availability Requirement;

          (b) the aggregate outstanding principal amount of all the Revolving Loans in respect of those items referred to in clauses (a)(ii) and (iii) of the definition of "Borrowing Base Amount" would exceed $5,000,000; or

          (c) the aggregate outstanding principal amount of all the Revolving Loans in respect of Eligible Processed Cores and Eligible Unprocessed Cores would exceed $1,000,000.

     SECTION 2.2.2 Term Loans. No Borrowing of Term Loans shall be made if, after giving effect thereto, the aggregate outstanding principal amount of all the Term Loans (a) of all the Lenders would exceed the Term Loan Sublimit (or, on the date of the initial Credit Extension, $2,108,000) or (b) of such Lender would exceed such Lender's Percentage of the Term Loan Sublimit (or, on the date of the initial Credit Extension, $2,108,000).

     SECTION 2.2.3 CapEx Loans. No Borrowing of CapEx Loans shall be made if, after giving effect thereto, the aggregate outstanding principal amount of all the CapEx Loans (a) of all the Lenders would exceed the lesser of (i) the CapEx Loan Sublimit or (ii) 80% of the Hard Costs of any new equipment purchased with such CapEx Loans as provided in clause (b) of Section 5.2.2; or (b) of any Lender would exceed the lesser of (i) such Lender's Percentage of the CapEx Sublimit or (ii) such Lender's Percentage of 80% of the Hard Costs of any new equipment purchased with such CapEx Loans as provided in clause (b) Section 5.2.2.

     SECTION 2.2.4 Letters of Credit. No issuance or extension of the Stated Expiry Date of any Letter of Credit shall be made if, after giving effect thereto, the aggregate amount of all Letter of Credit Outstandings would exceed the lesser of (a) the Revolving Loan Commitment Amount and (b) the Letter of Credit Sublimit.

     SECTION 2.3 Reduction of the Revolving Loan Commitment Amount. The Borrower Representative may, from time to time on any Business Day after the date of the initial Credit Extension, voluntarily reduce the unused amount of the Revolving Loan Commitment Amount; provided, however, that (a) all such reductions shall require at least one Business Days' prior notice to the Agent and be permanent,
(b) any partial reduction of the unused amount of the Revolving Loan Commitment Amount shall be in a minimum amount of $500,000 and in an integral multiple of $250,000, (c) the Loans shall have been prepaid to the extent required by
Section 3.1.2. and (d) the fee, if any,  required to be paid pursuant to Section
3.3.3. has been paid.

     SECTION 2.4 Borrowing Procedures.

          (a) Borrowing Requests. By telephonic notice to the Agent on or before 11:00 a.m. (New York City time), on a Business Day (promptly followed by facsimile transmission to the Agent, not later than 1:00 p.m. (New York City time) on such Business Day, of a confirming Notice of Borrowing), the Borrower Representative may from time to time irrevocably request that Base Rate Loans be made on such Business Day or another Business Day within three Business Days of such Business Day, or that LIBO Rate Loans be made three Business Days thereafter; provided, that no Loan shall be made as a LIBO Rate Loan after the day that is one month prior to the Revolving Loan Commitment Termination Date. All (i) Base Rate Loans may be in any minimum or multiple amount and (ii) LIBO Rate Loans shall be in the minimum amount of $500,000 and an integral multiple of $100,000. If the Borrower Representative requests any LIBO Rate Loans on the date of the initial Credit Extension it shall have executed an indemnity agreement in form and substance satisfactory to the Agent. The proceeds of all Loans shall be used solely for the purposes described in Section 4.10.

     (b) Funding by Lenders.

          (i) Initial Credit Extension. On the date of the initial Credit Extension each Lender shall deposit with the Agent same day funds in an amount equal to such

     Lender's Percentage of the requested Borrowing. To the extent funds are received from the Lenders, the Agent shall make such funds available to the relevant Borrower by wire transfer to the accounts the Borrower Representative shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

          (ii) Subsequent Credit Extensions. Each Borrowing of any Loans after the date of the initial Credit Extension shall be advanced by IBJW (for and on behalf of the Lenders) to the relevant Borrower by wire transfer to the account the Borrower Representative shall have specified in its Borrowing Request. On or before 1:00 p.m. (New York City time) on each Settlement Date, each Lender (other than IBJW) irrevocably agrees that it will make a Revolving Loan, CapEx Loan and/or Term Loan (each a "Refunding Loan") in an amount equal to such Lender's Percentage of the then aggregate outstanding principal amount of all the Revolving Loans, CapEx Loans and/or Term Loans, respectively. The proceeds of the Refunding Loans shall be applied to repay the Revolving Loans, CapEx Loans and/or Term Loans then outstanding and previously funded by IBJW, as the case may be. Once made, the Refunding Loans shall be deemed to be, for all purposes of this Agreement and the other Loan Documents, Revolving Loans, CapEx Loans or Term Loans, as the case may be, of the Lender making each such Loan. Until a Lender makes a Refunding Loan that repays in full the Revolving Loan, CapEx Loan and/or Term Loan made by IBJW on its behalf, IBJW shall be entitled to all principal and interest payments with respect to such Revolving Loans, Equity Loan and/or Term Loan. If any Lender fails to make any Refunding Loan on any Settlement Date, such Lender agrees to pay IBJW such amount, together with interest thereon accruing at the Federal Funds Effective Rate, for the first three Business Days following such Settlement Date, and thereafter at the applicable interest rate under this Agreement. In addition, if any Lender fails to make its Refunding Loans within three Business Days of any Settlement Date, the relevant Borrower agrees to repay such amount on demand. Each Lender's obligation to make the Refunding Loans referred to in this clause (ii) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation,
     (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against IBJW, the Borrowers or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Default or Event of Default; (C) the acceleration or maturity of any Loans or the termination of the Revolving Loan Commitment; (D) any breach of this Agreement or any other Loan Document by the Borrowers, any Lender or the Agent; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     SECTION 2.5 Continuation and Conversion Elections. By delivering a Continuation/ Conversion Notice to the Agent on or before 10:00 a.m. (New York City time) on a Business Day, the Borrower Representative may from time to time irrevocably elect, on one Business Day's notice, in the case of Base Rate Loans, or three Business Days' notice, in the case of LIBO Rate Loans, notice, that all, or any portion in an aggregate minimum amount of $500,000 and an integral multiple of $100,000 be, in the case of Base Rate Loans, converted into LIBO Rate Loans or be, in the case of LIBO Rate Loans, converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (a) each such conversion or continuation shall be prorated among the applicable outstanding Loans of all Lenders, (b) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing, unless the Required Lenders otherwise agree in writing, (c) no Loans may be continued as, or be converted into, LIBO Rate Loans after the day that is one month prior to the Stated Maturity Date and (d) if the aggregate amount of LIBO Rate Loans in respect of any Borrowing is reduced by payment, prepayment or conversion to be less than $500,000 such LIBO Rate Loans shall automatically convert to Base Rate Loans.

     SECTION 2.6 Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of each Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, each Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 4.1 through 4.5, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

     SECTION 2.7 Letters of Credit. The Borrower Representative may request, in accordance with the terms hereof, the issuance of a Letter of Credit for its own account, in a form reasonably acceptable to the Agent and the applicable Issuer, at any time and from time to time while the Revolving Loan Commitment remains in effect.

     SECTION 2.7.1 Issuance Procedures. (a) By delivering to the Agent and the relevant Issuer an Issuance Request on or before 11:00 a.m. (New York City time) on a Business Day, the Borrower Representative may, from time to time irrevocably request, on not less than three nor more than five Business Days' notice that such Issuer issue, or extend the Stated Expiry Date of, as the case may be, a Letter of Credit in such form as may be requested by the Borrower Representative and approved by such Issuer, such Letter of Credit to be used solely for the purposes described in Section 4.10. Each Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than the earlier of (a) one year from the date of issuance and (b) five Business Days prior to the Revolving Loan Commitment Termination Date. The relevant Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder. Unless notified in writing by the Required Lenders before it issues a Letter of Credit that a Default or Event of Default exists, the relevant Issuer may issue the requested Letter of Credit in accordance with such Issuer's customary practices.

     (b) No Issuer shall be under any obligation to issue any Letter of Credit if at the time of request of such issuance any order, judgment or decree of any governmental authority shall by its terms purport to enjoin or restrain such Issuer from issuing such Letter of Credit, or any requirement of law applicable
to  such  Issuer  or  any  directive  from  any   governmental   authority
with jurisdiction over such Issuer shall prohibit, or request that such Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular, or shall impose upon such Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which such Issuer in good faith deems material to it. Such Issuer shall not be required to amend, extend or renew any Letter of Credit if at the time of the request therefor it would not be required to issue a Letter of Credit as provided in this clause (b).

     SECTION 2.7.2 Other Revolving Lenders' Participation. Upon the issuance of each Letter of Credit issued by any Issuer pursuant hereto, and without further action, each Lender (other than the Issuer) shall be deemed to have irrevocably and unconditionally purchased (without recourse, representation or warranty), to the extent of its Percentage, a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation with respect thereto), and such Lender shall, to the extent of its Percentage, be responsible for reimbursing promptly (and in any event within one Business Day together with interest at the Federal Funds Effective Rate for each day until reimbursement is made) such Issuer for Reimbursement Obligations which have not been reimbursed by the Borrowers in accordance with Section 2.7.4 or which have been reimbursed by the Borrowers but have been required to be returned or disgorged by such Issuer. All reimbursements made by any Lender hereunder to the Agent shall, automatically and without the requirement of notice to or action by any Person, constitute Base Rate Loans hereunder. Each Lender shall, to the extent of its Percentage and so long as it shall have complied with its obligations under this Sections 2.7.2 and 2.7.4, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to Section 3.3.2 with respect to each Letter of Credit and of interest payable pursuant to
Section 3.2 with respect to any Reimbursement Obligation.

     SECTION 2.7.3 Disbursements. Each Issuer will notify USAM and the Agent promptly of the presentment for payment of any Letter of Credit issued by such Issuer, together with notice of the date (the "Disbursement Date") such payment shall be made (each such payment, a "Disbursement"). Subject to the terms and provisions of such Letter of Credit and this Agreement, such Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Not later than two hours after any Issuer notifies USAM that it has made a Disbursement under a Letter of Credit (or, if USAM receives such notice after 3:00 p.m. (New York City time) on any Business Day, prior to 10:00 a.m. (New York City time) on the first Business Day following the Disbursement Date), the relevant Borrower will reimburse the Agent, for the account of the relevant
Issuer, for all amounts which such Issuer has disbursed under such Letter of Credit, together with interest thereon at a rate per annum equal to the highest rate per annum then in effect pursuant to Section 3.2 for the period from the Disbursement Date through the date of such reimbursement.

     SECTION 2.7.4 Reimbursement. The obligation (a relevant "Reimbursement Obligation") of each Borrower under Section 2.7.3 to reimburse the relevant Issuer with respect to each Disbursement (including interest thereon), and, upon the failure of the relevant Borrower to reimburse such Issuer (or if any reimbursement by the relevant Borrower must be returned or disgorged by the Issuer for any reason), each Lender's obligation under Section 2.7.2 to reimburse such Issuer, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the relevant Borrower or such Lender, as the case may be, may have or have had against such Issuer or any Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided, however, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the relevant Borrower or such Lender, as the case may be, to commence any proceeding against such Issuer for any wrongful Disbursement made by such Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of such Issuer.

     SECTION 2.7.5 Deemed Disbursements. Upon the occurrence and during the continuation of any Default of the type described in Section 8.1.9 or, with notice from the Agent, upon the occurrence and during the continuation of any other Event of Default

          (a) an amount equal to that portion of all Letter of Credit Outstandings attributable to the then aggregate amount which is undrawn and available under all Letters of Credit issued and outstanding for the account of the Borrowers shall, without demand upon or notice to the Borrowers, be deemed to have been paid or disbursed by the relevant Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

          (b) upon notification by the Agent to USAM of its obligations under this Section, the Borrowers shall be immediately obligated to reimburse such Issuer for the amount deemed to have been so paid or disbursed by such Issuer.

Any amounts so payable by the Borrowers pursuant to this Section shall be deposited in cash with the Agent and held as collateral security for the Obligations in connection with the Letters of Credit issued by the Issuers. In the case of any such deemed disbursement resulting from the occurrence of a Default or Event of Default, if such Default or Event of Default has been cured or waived, the Agent shall return to the Borrowers all amounts then on deposit with the Agent pursuant to this Section, which have not been applied to the partial satisfaction of such Obligations.

     SECTION 2.7.6 Nature of Reimbursement Obligations. The Borrowers and, to the extent set forth in Section 2.7.2, each Lender shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Issuer shall be responsible for:

          (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Loan Document, any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

          (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

          (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

          (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise;

          (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit; or

          (f) any other act or omission to act or delay of any kind of the Issuer, the Lenders, the Agent or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the Borrowers' obligations hereunder.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuers, the Agent or any Lender hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by an Issuer in good faith shall be binding upon the Borrowers and each such Lender, and shall not put such Issuer under any resulting liability to the Borrowers or any such Lender, as the case may be.

     SECTION 2.8 Notes. Each Lender's Loans under the Revolving Loan Commitment shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original Revolving Loan Commitment Amount. Each Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate applicable to, the Loans evidenced thereby. Such notations shall be conclusive and binding on each Borrower absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of any Borrower or any other Obligor.

                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1 Repayments and Prepayments. Each Borrower shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor and pursuant to Sections 8.2 through 8.4. Prior thereto, repayments and prepayments of Loans shall be made as set forth in this Section 3.1.

     SECTION 3.1.1 Voluntary Prepayments. Prior to the Stated Maturity Date, each Borrower may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of the Loans; provided, however, that

          (a) any such prepayments shall be made pro rata among Loans of the same Type and, if applicable, having the same Interest Period of all the Lenders;

          (b) all such voluntary prepayments shall require (i) notice on or before 10:00 a.m. one Business Day in advance of any prepayment of Base Rate Loans and (ii) notice on or before 10:00 a.m. three Business Days in advance of any prepayment of LIBO Rate Loans, in each case to the Agent; and

          (c) all such voluntary partial prepayments of the Term Loans and CapEx Loans shall be in an aggregate minimum amount of $250,000 and an integral multiple of $100,000.

Each voluntary prepayment of Term Loans and CapEx Loans made pursuant to this Section shall be applied, to the extent of such prepayment, in the inverse order of the scheduled repayments of Term Loans set forth in clause (b) of Section
3.1.2. Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty but subject to Section 4.4.

     SECTION 3.1.2 Mandatory Repayments and Prepayments.

          (a) Revolving Loans. The Borrowers shall, on each date when the aggregate outstanding principal amount of all Revolving Loans, together with the aggregate amount of all Letter of Credit Outstandings and the aggregate outstanding principal amount of all Term Loans and CapEx Loans, exceeds the lesser of (i) the Revolving Loan Commitment Amount (as it may be reduced from time to time) or (ii) the then existing Borrowing Base Amount minus the Excess Availability Requirement, first make a mandatory prepayment of all Revolving Loans and, second, cash collateralize the Letter of Credit Outstandings on terms in form and substance satisfactory to the Agent, in each case in an amount equal to such excess.

          (b) Term Loans. The Borrowers shall, on the first Business Day of each calendar month following the making of each Term Loan, make a scheduled repayment of the aggregate outstanding principal amount in an amount equal to 1/72 of the original principal amount of each such Term Loan.

          (c) CapEx Loans. The Borrowers shall, on the first Business Day of each calendar month following the making of each CapEx Loan, make a scheduled repayment of the aggregate outstanding principal amount thereof in an amount equal to 1/72 of the original principal amount of each such CapEx Loan.

          (d) Mandatory  Prepayments from Certain Sources.  The Borrowers shall,
     (i) on the date of receipt by any Borrower of any Net Disposition Proceeds, Net Securities Proceeds or Net Debt Proceeds and (ii) on the dates specified in Section 7.1.4 with respect to Net Insurance Proceeds, apply
     (x) 100% of all such Net Disposition Proceeds and Net Insurance Proceeds and (y) 50% of all such Net Securities Proceeds and Net Debt Proceeds to

               (A) first, make a mandatory prepayment of the Term Loans to be applied to the installments thereof in the inverse order of maturity; and

               (B) second, if all the Term Loans have been paid in full, make a mandatory prepayment of the CapEx Loans to be applied to the installments thereof in the inverse order of maturity;

               (C) third, if all the Term Loans and the CapEx Loans have been paid in full, make a mandatory prepayment of the Revolving Loans; and

               (D) fourth, cash collateralize all Letter of Credit Outstandings on terms in form and substance satisfactory to the Agent.

USAM shall deliver to the Agent, at the time of each prepayment required under this Section, (i) a certificate signed by its chief executive Authorized Officer setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) notice thereof on or before 10:00 a.m. one Business Day in advance of such prepayment. All Indebtedness constituting Net Debt Proceeds shall be on terms no less favorable in any respect to the Borrowers, the Agent and the Lenders than those contained in the Subordinated Debt Documents and the Intercreditor Agreement. The proceeds of the Net Debt Proceeds and Net Securities Proceeds that are not required to prepay the Credit Extensions may be used to prepay principal and interest owing pursuant to the Subordinated Debt Documents or for other legitimate corporate purposes consistent with the Borrowers' businesses as set forth in the second recital; provided, that if any Default or Event of Default has occurred and is continuing or would result from any such payment, 100% of all such Net Debt Proceeds and Net Securities Proceeds shall be applied to prepay the Credit Extensions as provided above.

          (e) Stated Maturity Date. On the Stated Maturity Date, the Borrowers shall repay in full the aggregate outstanding principal amount of all the Loans and Letter of Credit Outstandings.

          (f) Acceleration. The Borrowers shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section
     8.2 or Section 8.3, repay all (or if only a portion is accelerated thereunder, such portion of) the Loans then outstanding and all Letters of Credit Outstandings.

Each prepayment of any Loans made pursuant to this Section shall be made without premium or penalty, except as specified herein, and applied, first, to the prepayment of Base Rate Loans and, second, to the prepayment of LIBO Rate Loans.

     SECTION 3.2 Interest Provisions. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this Section 3.2.

     SECTION 3.2.1 Rates. Subject to Sections 2.4 and 2.5, the Borrower Representative may elect, pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, that Loans comprising a Borrowing accrue interest at a rate per annum:

          (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; and

          (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

     The "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

            LIBO Rate  =            LIBO Rate
                           ------------------------------
       (Reserve Adjusted)  1.00 - LIBOR Reserve Percentage

     The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Agent from IBJW, two Business Days before the first day of such Interest Period.

     "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to the Agent's LIBOR Office in the London, England interbank market at or about 11:00 a.m. (London, England time) two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of the Agent's LIBO Rate Loan and for a period approximately equal to such Interest Period.

     "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, such rate to be adjusted automatically on and as of the effective date of any change in any such reserve percentage.

     All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

     SECTION 3.2.2 Post-Default Rates. Upon the occurrence and during the continuation of any Default, or after any other monetary Obligation of the Borrowers shall have become due and payable, the Borrowers shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to (a), in the case of Loans, the rate per annum otherwise in effect plus a margin of 2% per annum and (b) in the case of Letter of Credit Outstandings and other Obligations payable hereunder, interest at a rate per annum equal to the rate applicable to Base Rate Term Loans plus 2%, in each case, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

     SECTION 3.2.3 Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

          (a) on the Stated Maturity Date therefor;

          (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

          (c) with respect to Base Rate Loans, on the first Business Day of each calendar month occurring after the Effective Date;

          (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period;

          (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

          (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration.

     Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION 3.3 Fees. The Borrowers jointly and severally agree to pay the fees set forth in this Section 3.3. All such fees shall be non-refundable.

     SECTION 3.3.1 Commitment Fee. The Borrowers jointly and severally agree to pay to the Agent, for the pro rata account of each Lender, for the period (including any portion thereof when the Revolving Loan Commitment is suspended by reason of the Borrowers' inability to satisfy any condition of Article V) commencing on the Effective Date and continuing through the Revolving Loan Commitment Termination Date, a commitment fee at the rate of 1/2 of 1% per annum on such Lender's Percentage of the sum of the average daily unused portion of the Revolving Loan Commitment Amount (excluding for all purposes of calculating the commitment fee that portion of the Revolving Loan Commitment Amount evidenced by the Excess Availability Requirement). Such commitment fees shall be payable by the Borrowers in arrears on the first Business Day of each calendar month following the Effective Date, and on the Revolving Loan Commitment Termination Date.

     SECTION 3.3.2 Agent's Fees, etc. The Borrowers jointly and severally agree to pay to the Agent, for its own account, fees in the amounts, on the dates and in the manner set forth in the commitment letter with IBJW.

     SECTION 3.3.3 Early Termination Fee. If any Borrower reduces or terminates the Revolving Loan Commitment, in whole or in part, the Borrowers jointly and severally agree to pay to the Agent, for the ratable benefit of the Lenders, an early termination fee in an amount equal to the amount of the Revolving Loan Commitment so terminated or reduced multiplied by the applicable percentage set forth below:

                        Period                                  Percentage
                        ------                                  ----------
      On or prior to the first anniversary of                       2%
      the Effective Date

      After the first anniversary of the                            1%
      Effective Date and on or prior to the
      second anniversary of the Effective Date

      After  the   second   anniversary   of  the                   0%
      Effective Date


     SECTION 3.3.4 Letter of Credit Fee. The Borrowers agree jointly and severally to pay to the Agent, for the pro rata account of each Issuer and each Lender, a Letter of Credit fee in an amount equal to 3.0% per annum multiplied by the average daily Letter of Credit Outstandings of each such Letter of Credit, such fees to be paid by the Borrowers in arrears on the first Business Day of each calendar month and on the Revolving Loan Commitment Termination Date. The Borrowers further jointly and severally agree to pay to each Issuer all costs and expenses incurred by such Issuer in connection with each Letter of Credit.

     SECTION 3.4 Collection of Receivables and Payments, etc. Each Borrower shall establish, for and on behalf of itself and each of its Subsidiaries, a cash management system on the terms provided for in this Section 3.4.

     SECTION 3.4.1 Establishment of Lock-Box Accounts and Concentration Account; Collections. (a) Each Borrower shall, and shall cause each of its Subsidiaries to, establish lock-box accounts (collectively, the "Lock-Box Accounts") pursuant to Lock-Box Agreements with any Lender or such other financial institutions as are acceptable to the Agent (collectively, the "Lock-Box Banks") in which all obligors shall directly remit all payments on their Receivables. Set forth at
Item 3.4.1(a) ("Lock-Box Accounts") of the Disclosure Schedule is a listing as of the Effective Date of all Lock-Box Accounts, Lock-Box Banks and the respective addresses and account numbers. All amounts on deposit in each Lock-Box Account shall be transferred on a daily basis to the Concentration
Account. Unless otherwise agreed to by the Agent, each Lock-Box Bank and the Concentration Bank shall acknowledge and agree, pursuant to its Lock-Box
Agreement or Concentration Account Agreement, as the case may be, that all payments and deposits made to the Lock-Box Accounts of such Lock-Box Bank or the Concentration Account (in the case of the Concentration Bank) are the sole and exclusive property of Agent, for the benefit of itself, the Issuers and the Lenders, that such Lock-Box Bank and the Concentration Bank has no right to setoff against its Lock-Box Account or the Concentration Account, as the case may be, except as expressly provided in its Lock-Box

Agreement or the Concentration Account Agreement, as the case may be, and that such Lock-Box Bank will wire transfer immediately available funds in a manner satisfactory to Agent, funds deposited into its Lock-Box Account to the Concentration Account on a daily basis as soon as such funds are collected. Each Borrower agrees that all payments, whether by cash, check, wire transfer or any other instrument on deposit in any Lock-Box Account or the Concentration Account shall be the sole and exclusive property of the Agent, for the benefit of itself, the Issuers and the Lenders, and neither the Borrowers nor their Subsidiaries shall have any right, title or interest therein.

     (b) The Borrowers and their Subsidiaries shall directly remit all payments constituting proceeds of Collateral, including Net Securities Proceeds, Net Insurance Proceeds, Net Debt Proceeds and Net Disposition Proceeds, to the Concentration Account in the form received. All such payments, whether by cash, check, wire transfer or other instrument, made to the Concentration Account, shall be the exclusive property of the Agent, for the benefit of itself, the Issuers and the Lenders, and neither the Borrowers nor their Subsidiaries shall have any right, title or interest therein.

     (c) None of the Borrowers nor any of their Subsidiaries shall, without obtaining the prior consent of the Agent, establish any accounts, other than the Lock-Box Accounts and the Concentration Account, pursuant to which payments on account of Receivables are made to or on behalf of any of the Borrowers or any of their Subsidiaries. In addition, none of the Borrowers nor any of their Subsidiaries shall not modify in any respect, without the prior consent of the Agent, any Lock-Box Agreement, Concentration Account Agreement or other arrangement relating to any Lock-Box Account or the Concentration Account.

     SECTION 3.4.2 Payments Held in Trust. To the extent that, notwithstanding the terms of clause (a) of Section 3.4.1, Account Debtors remit any payments on account of the Receivables of the Borrowers or any of their Subsidiaries directly to any of them, such payments shall be held by the Borrowers and their Subsidiaries in trust for the Agent, on behalf of itself, the Issuers and the Lenders, and shall, promptly upon receipt thereof, be deposited in the same form received into a Lock-Box Account or the Concentration Account.

     SECTION 3.4.3 Application of Amounts in Concentration Account. (a) Subject to Section 8.4, all amounts deposited in the Concentration Account from time to time shall be applied (which application shall conditioned upon final collection) one Business Day following the receipt thereof by the Agent, (i) in the case of amounts deposited in the Concentration Account pursuant to clause
(a) of Section 3.4.1, to repay the Revolving Loans, cash collateralize the Letter of Credit Outstandings on terms in form and substance satisfactory to the Agent and pay the other Obligations (other than the principal of, and interest accrued on, the Term Loans and CapEx Loans) hereunder as provided in clause (b), and (ii) in the case of amounts deposited in the Concentration Account pursuant to clause (b) of Section 3.4.1, as provided in clauses (c) of Section 3.1.2. For purposes of the preceding sentence, the Agent shall be deemed to have received a payment on a particular day in the Concentration Account if it received the same prior to 1:00 p.m. (New York City time) on such day or, if received after such time, on the next following Business Day.

     (b) Subject to Section 8.3, the Agent shall apply all amounts deposited in the Concentration Account pursuant to clause (a) of Section 3.4.1 as follows:

          (i) first, to pay Obligations in respect of any expense reimbursements or indemnities then due to the Agent, including, without limitation, fees and expenses referred to in Sections 3.4.8 and 10.3;

          (ii)   second,   to  pay   Obligations   in  respect  of  any  expense
     reimbursements or indemnities then due to the Lenders and the Issuers;

          (iii) third, to pay Obligations in respect of any fees due to the Agent, the Lenders and the Issuers;

          (iv) fourth, to pay interest due in respect of the Revolving Loans;

          (v) fifth, to pay the principal outstanding with respect to the Revolving Loans;

          (vi) sixth, to cash collateralize the Letter of Credit Outstandings on terms in form and substance satisfactory to the Agent;

          (vii) seventh, to the payment of all other Obligations other than the Term Loans and CapEx Loans; and

          (viii) eighth, as instructed by the Borrower.

Each prepayment of a Revolving Loan pursuant to this Section shall be applied, first, to the payment of Base Rate Loans and second, to the payment of LIBO Rate Loans. If sufficient funds are not available to fund all payments to be made in respect of any of the Obligations described in any of the foregoing clauses (i) through (vi), the available funds being applied with respect to any such Obligations referred to in any one of such clauses shall be allocated to the payment of such Obligations ratably, based on the proportion of the Agent's each Lender's and the Issuers' interest in the aggregate outstanding Obligations described in such clauses.

     SECTION 3.4.4 Additional Payments. If at any time the Agent determines that any funds held in any Lock-Box Account or the Concentration Account are subject to the Lien of any Person, other than the Agent as herein provided, (a) the Borrowers agree that forthwith upon demand by the Agent, to pay to the Agent as additional funds to be deposited and held in the Concentration Account, an amount equal to the amount of funds subject to such Lien, or (b) if no such payment is made, the Agent shall establish Eligibility Reserves by the amount of such funds.

     SECTION 3.4.5 Verification of Receivables. The Agent shall have the right, and shall, upon the request of the Required Lenders, at any time verify the validity, amount or any other matter relating to any Receivables.

     SECTION 3.4.6 Agent's Loan Account; Monthly Statements. The Agent shall maintain an account on its books in the name of each Borrower (the "Loan Accounts") in which each Borrower will be charged with all Credit Extensions and other monetary Obligations. The Loan Accounts will be credited with all amounts received by the Agent from or on behalf of the relevant Borrower. All entries in the Loan Account shall be conclusive and binding on the relevant Borrower, absent manifest error, irrespective of whether any Obligation is also evidenced by a Note or other instrument. The Agent will provide to USAM a monthly statement reflecting activity in its Loan Account, and such statement shall be conclusive and binding on the Borrowers if they do not object to the same within 30 days after such statement is received by USAM.

     SECTION 3.4.7 Fees and Expenses. Without limiting the other terms hereof, the Borrowers jointly and severally agree to pay to the Agent any and all reasonable fees, costs and expenses which the Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Agent) incurs in connection with any actions it takes, including enforcement actions, with respect to any Lock-Box Account, the Concentration Account or the Accounts. The Borrowers jointly and severally agree to reimburse the Agent for any amounts paid to any Lock-Box Bank or the Concentration Bank arising out of any indemnification by the Agent of such Lock-Box Bank or the Concentration Bank against damages incurred by the Lock-Box Bank in the operation of a Lock-Box Account or Concentration Account, as the case may be.

     SECTION 3.5 Reduction in Excess Availability, etc. (a) If the balance sheet and financial statements delivered by USAM pursuant to clause (b) of Section
7.1.1 with respect to its 1999 Fiscal Year are satisfactory to the Agent, the Agent may, in the exercise of its sole and absolute discretion and without any obligation to take (or not to take) any action with respect to the following, reduce or eliminate the Excess Availability Requirement by an amount not to exceed $300,000 or permit excess cash flow of the Borrowers to be applied to pay the amounts outstanding under the Permitted Borrower Subordinated Debt. Anything in this clause to the contrary notwithstanding, the Agent shall not be required to take any action pursuant to this clause and, if it takes any such action, it may do so without consideration of any facts or circumstances relating to any Obligor or Subordinated Debt Holder.

     (b) If USAM delivers to the Agent a landlord estoppel certificate with respect to its leased premises with the Sanford Airport Authority, which certificate the Agent has confirmed is in form and substance satisfactory to it in it sole discretion, the Agent shall reduce the Excess Availability Requirement by an amount not to exceed $60,000.

                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

     SECTION 4.1 LIBO Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to USAM and the Agent, be conclusive and binding on the Borrowers) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any such LIBO Rate Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Agent that the circumstances causing such suspension no longer exist, and all outstanding LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     SECTION 4.2 Inability to Determine Rates. If the Agent shall have determined or been instructed by the Required Lenders that

          (a) Dollar certificates of deposit or Dollar deposits, as the case may be, in the relevant amount and for the relevant Interest Period are not available to Agent in its relevant market; or

          (b) adequate means do not exist for adequately and fairly determining the cost to the Lenders of making or maintaining LIBO Rate Loans or calculating the same.

then, upon notice from the Agent to USAM and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Agent shall notify USAM and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION 4.3 Increased Costs, etc. (a) The Borrowers jointly and severally agree to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans (including but not limited to any imposition or effectiveness of reserve requirements) that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority. Such Lender shall promptly notify the Agent and USAM in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be paid jointly and severally by the Borrowers directly to such Lender promptly (and, in any event, within three Business Days of receipt of such notice), and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

     (b) If at any time the introduction or effectiveness of or any change in any applicable law, rule or regulation (including without limitation those announced or published prior to the date of this Agreement), or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive by any such authority (whether or not having the force of law) shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued, or participated in, by any Issuer or Lender, or (ii) impose on any Issuer or Lender any other conditions affecting this Agreement or any Letter of

Credit, and the result of any of the foregoing is to increase the cost to any Issuer or Lender of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuer or Lender hereunder with respect to Letters of Credit, then, within ten days of the receipt of the notice referred to below (which notice shall be given by the respective Issuer or Lender promptly after it determines such increased cost or reduction is applicable to Letters of Credit or its participation therein) to USAM by the respective Issuer or Lender (a copy of which notice shall be sent by such Issuer or Lender to the Agent), the Borrowers shall jointly and severally pay to such Issuer or Lender such additional amount or amounts as will compensate such Issuer or Lender for such increased cost or reduction. A notice submitted to USAM by such Issuer or Lender, setting forth the basis for the calculation of such additional amount or amounts necessary to compensate such Issuer or Lender as aforesaid shall be conclusive and binding on the Borrowers absent manifest error.

     SECTION 4.4 Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

          (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1,
     Section 4.1, Article VIII or otherwise;

          (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

          (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor,

then, upon the written notice of such Lender to USAM (with a copy to the Agent), the Borrowers shall promptly (and, in any event, within three Business Days of receipt of such notice) pay directly to such Lender such amount as will (in the determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrowers. Such reimbursement shall include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert, or continue to the last day of such Interest Period that would have commenced on the date of such failure), in each case at the applicable rate of interest for such Loans provided for herein over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market.

     SECTION 4.5 Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or Issuer or any Person controlling such Lender or Issuer, and such Lender or Issuer determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Revolving Loan Commitment or the Loans made by such Lender or Letters of Credit issued or participated in by such Lender or Issuer is reduced to a level below that which such Lender, Issuer or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender or Issuer to USAM, the Borrowers jointly and severally agree to immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrowers. In determining such amount, such Lender or Issuer may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     SECTION 4.6 Taxes. All payments by the Borrowers of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts by the jurisdiction under the laws of which each such Lender is organized or any political subdivision thereof (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrowers hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrowers jointly and severally agree to

          (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

          (c) pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required (including penalties, interest, additional taxes and expenses (including reasonable attorney's fees and expenses) arising therefrom or with respect thereto).

Moreover, if any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and the Borrowers will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had not such Taxes been asserted. A certificate from any Lender as to the amount of such Taxes that are owing, absent manifest error, shall be final, conclusive and binding for all purposes.

     If the Borrowers fail to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent for the account of the respective Lenders the required receipts or other required documentary evidence, the Borrowers jointly and severally agree to indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.6, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrowers.

     Each Lender that is not a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "Non-U.S. Lender") shall deliver to USAM and the Agent:

          (a) two copies of Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c)(3)(A) of the Code, is not a 10% shareholder (within the meaning of Section 881(c)(3)(B) of the Code) of any Borrower and is not a controlled foreign corporation related to any Borrower (within the meaning of Section 881(c)(3)(C) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming a complete exemption from, or reduced rate of, U.S. Federal withholding tax on payments by the Borrowers or the Agent under this Agreement and the other Loan Documents;

          (b) an Internal Revenue Service Form W-8 or W-9 or successor applicable forms unless otherwise delivered pursuant to preceding clause
     (a); and

          (c) any other documentation as may be required under applicable U.S. tax law and regulations to evidence complete exemption from U.S. Federal withholding tax on all payments by the Borrowers or the Agent under this Agreement and the other Loan Documents.

     Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement. In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrowers at any time it determines that it is no longer in a position to provide any previously delivered form to the Borrowers (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this Section 4.6, a Non-U.S. Lender shall not be required to deliver any form pursuant to this Section that such Non-U.S. Lender is not legally able to deliver. In addition, nothing contained in this Section 4.6 shall require any Lender to make available any of its tax returns (or any other information that it deems to be confidential or proprietary).

     SECTION 4.7 Payments, Computations, etc. Unless otherwise expressly provided, all payments by the Borrowers pursuant to or in respect of this Agreement, the Notes, each Letter of Credit or any other Loan Document shall be made by the Borrowers to the Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Agent shall be made, without setoff, deduction or counterclaim, not later than 11:00 a.m. (New York City time), on the date due, in same day or immediately available funds, to such account as the Agent shall specify from time to time by notice to USAM. Funds received after that time shall be deemed to have been received by the Agent on the next succeeding Business Day. The Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period" with respect to LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment. The Agent is authorized to charge any account maintained by the Borrowers with it for any Obligations owing to it or any of the Lenders.

     SECTION 4.8 Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections 4.3, 4.4, 4.5 and 4.6) in excess of its pro rata share of payments pursuant to
Section 4.7, then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Credit Extensions made by them (without recourse, representation or warranty) as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender to the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION 4.9 Setoff. Each Lender shall, upon the occurrence of any Event of Default and with the consent of the Required Lenders, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such

Obligations) the Borrowers hereby grant to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrowers then or thereafter maintained with such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 (each Lender agreeing promptly to notify USAM and the Agent after any such setoff and application made by such Lender but the failure to give such notice shall not affect the validity of such setoff and application). The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

     SECTION 4.10 Use of Proceeds. The Borrowers shall apply all the proceeds of
(a) the CapEx Loans to finance Permitted Capital Expenditures and (b) the Revolving Loans for the purposes described in clause (a), to repay the Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule, to repay past due accounts payable of the Borrowers and for working capital corporate purposes of the Borrowers, provided that the Revolving Loans shall not be applied for the purpose described in clause (a) unless the CapEx Loans have been fully drawn, and (c) the Term Loans to repay the Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule and refinance the Revolving Loans that were used to repay the Indebtedness identified in Item 7.2.2 (b) ("Indebtedness to be Paid") of the Disclosure Schedule. In addition, each Letter of Credit shall be used for the working capital corporate purposes of the Borrowers.

                                    ARTICLE V

                         CONDITIONS TO CREDIT EXTENSIONS

     SECTION 5.1 Initial Credit Extension. The obligations of the Lenders and, if applicable, the Issuer to fund the initial Credit Extension shall be subject to the prior or concurrent fulfillment of each of the conditions precedent set forth in this Section 5.1 to the satisfaction of the Agent.

     SECTION 5.1.1 Resolutions, Good Standing, etc. The Agent shall have received from each Obligor a certificate, dated as of the date of the initial Credit Extension, of its Secretary or Assistant Secretary as to

          (a)  resolutions  of its  Board of  Directors  then in full  force and
     effect  authorizing  the  execution,   delivery  and  performance  of  this
     Agreement, the Notes and each other Loan Document to be executed by it;

          (b) each Organic Document of each Obligor; and

          (c) the incumbency and signatures of each officer of each Obligor authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of the relevant Obligor canceling or amending such prior certificate. In addition, the Agent shall have received satisfactory good standing certificates for each Obligor from its jurisdiction of incorporation and each jurisdiction in which it is qualified to do business as a foreign corporation.

     SECTION 5.1.2 Agreement. The Agent shall have received, with counterparts for each Lender, this Agreement duly executed by each Lender, the Agent and an Authorized Officer of each Borrower.

     SECTION 5.1.3 Delivery of Notes. The Agent shall have received, for the account of each Lender entitled thereto, its Term Note, Revolving Note and CapEx Note dated the date of the initial Credit Extension and duly executed and delivered by an Authorized Officer of each Borrower.

     SECTION 5.1.4 Required Consents and Approvals. All required consents and approvals shall have been obtained and be in full force and effect with respect to the transactions contemplated hereby from (a) all relevant governmental authorities and regulatory bodies and (b) any other Person whose consent or approval the Agent deems necessary or appropriate to effect the transactions contemplated hereby.

     SECTION 5.1.5 Documentation Questionnaire. The Agent shall have received a completed Documentation Questionnaire, dated as of the date hereof, duly executed and delivered by an Authorized Officer of USAM.

     SECTION  5.1.6  Account  Agreements.  The Agent shall have  received  (a) a
Lock-Box Agreement from each Lock-Box Bank with respect to its Lock-Box Accounts, (b) a satisfactory forwarding order letter from NationsBank in which it agrees to forward all checks and other amounts of the Borrowers deposited with it to a Lock-Box Account designated by the Agent, (c) a satisfactory letter from the Borrowers to all of their customers directing them to make payments to a Lock-Box Account specified by the Agent and (d) a Concentration Account Agreement from the Concentration Bank with respect to the Concentration Account.

     SECTION 5.1.7 Borrowing Base Certificate. The Agent shall have received, with counterparts for each Lender, an initial Borrowing Base Certificate from USAM, dated the date of the initial Credit Extension and calculated as of a recent date satisfactory to the Agent (but in no event later than five days prior to the date of the initial Credit Extension), duly executed and delivered by the chief executive Authorized Officer of USAM. The Borrowing Base Certificate shall evidence that the Excess Availability Requirement has been satisfied.

     SECTION 5.1.8 Financial Information, etc. The Agent shall have received, with counterparts for each Lender, each of the following (all of which shall be satisfactory to the Agent and each Lender):

          (a) audited financial statements for USAM and its Subsidiaries for each of its last three fiscal years, in each case prepared in accordance with GAAP consistently applied;

          (b) quarterly unaudited consolidated financial statements for USAM and its Subsidiaries for the six month period ending June 30, 1999 certified by the chief executive

     Authorized Officer of USAM, prepared in accordance with GAAP consistently applied and subject to year-end audit adjustments;

          (c) a pro forma balance sheet for USAM and its Subsidiaries, certified by the chief executive Authorized Officer of USAM, after giving effect to the consummation of the transactions contemplated by this Agreement and the other Loan Documents; and

          (d) pro forma financial statements for USAM and its Subsidiaries for the period from the Effective Date through the Stated Maturity Date, certified by the chief executive Authorized Officer of USAM, after giving effect to the transactions contemplated by this Agreement and the other Loan Documents, which financial statements (i) shall be prepared on a monthly basis and (ii) shall establish, on a pro forma basis from the Effective Date through the Stated Maturity Date, compliance with the financial covenants contained in Section 7.2.4 and the ability of the Borrowers to repay the Obligations hereunder and satisfy the Excess Availability Requirement.

     SECTION 5.1.9 Compliance Certificate. The Agent shall have received, with counterparts for each Lender, an initial Compliance Certificate on a pro forma basis after giving effect to the transactions contemplated by this Agreement, the other Loan Documents, such Compliance Certificate to be dated the date of the initial Credit Extension and to be duly executed (and with all schedules thereto duly completed and establishing compliance with the covenants contained herein) and delivered by the chief executive Authorized Officer of USAM.

     SECTION  5.1.10  Corporate  Guaranty.  The Agent  shall have  received  the
Corporate Guaranty, dated as of the date hereof and duly executed by each Subsidiary of each Borrower (other than any Excluded Foreign Subsidiary).

     SECTION 5.1.11 Pledged Property. The Agent shall have received:

          (a) the Pledge Agreement, dated as of the date hereof, duly executed by each of the Borrowers and each of their Subsidiaries (other than any Excluded Foreign Subsidiary);

          (b) the original certificates evidencing all of the issued and outstanding shares of capital stock required to be pledged pursuant to the terms of the Pledge Agreement, which certificates shall be accompanied by undated stock powers duly executed in blank by each relevant pledgor; and

          (c) the original promissory notes, if any, evidencing intercompany Indebtedness required to be pledged pursuant to the terms of the Pledge Agreement, duly endorsed in blank by each relevant pledgor in favor of the Agent.

     SECTION 5.1.12 UCC Search Results. The Agent shall have received certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Agent, dated a date reasonably near (but prior to) the date of the initial Credit Extension, listing all effective U.C.C. financing statements, tax liens and judgment liens which name the Borrowers or any of their Subsidiaries, as the debtor, and which are filed in the jurisdictions in which filings are to be made pursuant to this Agreement and the other Loan Documents, and in such other jurisdictions as the Agent may reasonably request, together with copies of such financing statements (none of which (other than financing statements filed pursuant to the terms hereof in favor of the Agent, if such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements) shall cover any of the Collateral).

     SECTION 5.1.13 Control Agreements. If any of the Borrowers or any of their Subsidiaries has any monies, deposits or investments in any account (other than with respect to its Receivables as provided in clause (a) of Section 3.4.1), it shall provide satisfactory evidence of the termination of the same or the Agent's first priority security interest therein, including, if necessary, providing satisfactory control agreements.

     SECTION 5.1.14 Security Agreement, Filings, etc. The Agent shall have received executed counterparts of the Security Agreement, dated as of the date hereof, duly executed by each of the Borrowers and each of their Subsidiaries, together with acknowledgment copies of U.C.C. financing statements naming the relevant Borrower and each of its Subsidiaries, as the case may be, as the debtor and the Agent as the secured party, such U.C.C. financing statements to have been filed under the U.C.C. of all jurisdictions as may be necessary or, in the opinion of the Agent, desirable to perfect the first priority security interest of the Agent pursuant to the Security Agreement, together with evidence satisfactory to the Agent of the filing (or delivery for filing) of appropriate trademark, copyright and patent security supplements.

     SECTION 5.1.15 Solvency Certificate. The Agent shall have received, with copies for each Lender, a solvency certificate in substantially the form of Exhibit L attached hereto, duly executed by the chief executive Authorized Officer of USAM, dated the date of the initial Credit Extension and expressly permitting the Agent and the Lenders to rely thereon.

     SECTION 5.1.16 Closing Date Certificate. The Agent shall have received, with copies for each Lender, a Closing Date Certificate in substantially the form of Exhibit K attached hereto, duly executed by the chief executive Authorized Officer of USAM and dated the date of the initial Credit Extension, in which certificate USAM shall agree and acknowledge that the statements made therein shall be true and correct representations and warranties of the Borrowers as of such date. All documents and agreements appended to such Closing Date Certificate (including the Convertible Debenture Documents and the Subordinated Debt Documents) shall be in form and substance satisfactory to the Agent and the Lenders.

     SECTION 5.1.17 Funds Flow Memorandum. The Agent shall have received a satisfactory funds flow memorandum with respect to all payments made on the date of the initial Credit Extension.

     SECTION 5.1.18 Evidence of Insurance. The Agent shall have received evidence of the insurance coverage required to be maintained pursuant to Section
7.1.4 (including, without limitation, all the endorsements and other matters referred to in clause (b) thereof), which insurance shall have been reviewed by one or more of the Agent's risk managers and be satisfactory to the same, together with a satisfactory insurance brokers letter as to the adequacy of the Borrowers' insurance and the compliance of the same with the requirements of this Agreement and the other Loan Documents.

     SECTION 5.1.19 Environmental Matters. The Agent shall have received, with copies for each Lender, a certificate signed by an Authorized Officer and dated as of the date of the initial Credit Extension, certifying true and correct copies of environmental assessment reports with respect to each of the Borrowers, each of their Subsidiaries and their respective property, all of the foregoing to be from a satisfactory environmental consultant and otherwise be satisfactory to the Agent and each of the Lenders. In addition, the Agent shall have received satisfactory letters from GeoSyntech Consultants as to potential environmental liabilities and the scope for additional Phase II analysis and from the Borrowers as to proposed remedian actions.

     SECTION 5.1.20 Payment of Outstanding Indebtedness, etc. The Agent shall have received satisfactory evidence that all the Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, have been paid in full and all obligations with respect thereto have been terminated, and that all Liens securing payment of any such Indebtedness have been released. In addition, the Agent shall have received termination agreements and Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection with the foregoing.

     SECTION 5.1.21 Bailee Waivers. If any Inventory of any of the Borrowers or any of their Subsidiaries is located in a public warehouse or other facility under the control of a third Person, each such Person shall have executed a bailee waiver or entered into other appropriate arrangements that are satisfactory to the Agent.

     SECTION 5.1.22 Appraisals and Collateral Audit Reports. The Agent shall have received, with copies for each Lender, a satisfactory appraisal and collateral  audit report with respect to all the real  property,  machinery  and equipment of the Borrowers and their Subsidiaries, which appraisal and collateral audit report shall be conducted by an appraiser, and auditors as the case may be, that is satisfactory to the Agent.

     SECTION 5.1.23 Copies of Material Agreements. The Agent shall have received copies of all the agreements evidencing the Indebtedness referred to at Item 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule (including the Convertible Debenture Documents and the Subordinated Debt Documents) and all other agreements, documents and instruments the breach, nonperformance, cancellation or failure to renew may have a Material Adverse Effect (collectively, the "Material Agreements"), all of which agreements shall be satisfactory to the Agent.

         SECTION 5.1.24 Opinions of Counsel. The Agent shall have received opinions, each dated the date of the initial Credit Extension and addressed to the Agent and all the Lenders, from New York and local counsel to the Borrowers, substantially in the form of Exhibits N-1 and N-2, respectively, attached hereto.

     SECTION 5.1.25 Intercreditor Agreement. The Agent shall have received the Intercreditor Agreement, dated as of the date hereof, duly executed by each Subordinated Debt Holder.

     SECTION 5.1.26 Agent's Closing Fees, Expenses, etc. The Agent shall have received for its own account, and for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and, if then invoiced, 10.3.

     SECTION 5.1.27 Accountant's Letter. The Agent shall have received, with copies for each Lender, a letter from the Borrowers' accountants that, after giving effect to the financing being made available pursuant to this Agreement, there would not have been a "going concern" qualification with respect to the Borrowers' 1998 financial statements.

     SECTION 5.1.28 Cash Collateral Agreement. The Agent shall have received the Cash Collateral Agreement, dated as of the date hereof, duly executed by Martin Chevalier, Malvina B. Chevalier, John Kohut and Linda S. Ram.

     SECTION 5.1.29 IBJ Authorization Letter. The Agent shall have received, with copies for each Lender, a letter from the Borrowers authorizing the Agent to rely upon, among other things, telephone requests for the making of Credit Extensions.

     SECTION 5.1.30 Cancellation of Existing Intercompany Notes. The Agent shall have received satisfactory evidence that all the existing intercompany notes among the Borrowers have been cancelled on satisfactory terms.

     SECTION 5.1.31 Satisfactory Due Diligence. The Agent and each Lender shall have completed, to their satisfaction, a due diligence analysis with respect to the Borrowers and their Subsidiaries, including with respect to the ability of the Borrowers to comply with the representations and warranties and covenants contained in this Agreement and the other Loan Documents, and their customer and vendor references.

     SECTION 5.2 All Credit Extensions. The obligation of each Lender and Issuer to make any Credit Extension (including the initial Credit Extension) shall be subject to the fulfillment of each of the conditions precedent set forth in this
Section 5.2 to the satisfaction of the Agent:

         SECTION 5.2.1 .Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension:

          (a) the representations and warranties set forth in Article VI and in the other Loan Documents shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

          (b) no Default or Event of Default shall have then occurred and be continuing.

     SECTION 5.2.2 Credit Extension Request, etc. (a) The Agent (and the relevant Issuer, if a Letter of Credit is being requested) shall have received from the Borrower Representative a duly executed and completed Borrowing Request, if Loans are being requested, or an Issuance Request, if a Letter of Credit is being requested or extended. The delivery of a Borrowing Request or Issuance Request and the acceptance by any Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by such Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct.

          (b) Prior to the making of any CapEx Loan or Revolving Loan the proceeds of which are to be used to fund any Permitted Capital Expenditure the Agent shall have received satisfactory evidence that the aggregate principal amount of each such Loan shall not exceed 80% of the Hard Costs of the relevant equipment being purchased by the relevant Borrower.

          (c) Prior to the making of any Term Loan after the date of the initial Credit Extension the following additional conditions shall have been satisfied:

               (i) Environmental Matters. The Agent shall have received, with copies for each Lender, a certificate signed by an Authorized Officer and dated as of a date reasonably near (but prior to) the date that the initial Term Loan is made, certifying true and correct copies of the Phase I and II environmental assessment reports as of a recent date with respect to each of the Borrowers, each of their Subsidiaries and their respective property, all of the foregoing to be from a satisfactory environmental consultant and otherwise be satisfactory to the Agent and each of the Lenders (including that such reports do not disclose a liability exceeding a Material Environmental Amount).

               (ii) Real Estate Mortgages. The Agent and each Lender shall have received counterparts of real estate mortgages or deeds of trust, substantially in the form of Exhibit O hereto (collectively, the "Real Estate Mortgages"), duly executed by each Borrower and each applicable Subsidiary, together with

               (A) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the Real Estate Mortgages (and related fixture filings) as may be necessary or, in the opinion of the Agent or any Lender, desirable to effectively create a valid first priority mortgage Lien against all of the Realty, subject only to the Permitted Encumbrances;

               (B) such other approvals, opinions or documents in connection therewith as the Agent or any Lender may reasonably request, including, without limitation, consents and estoppel agreements from landlords; and

               (C) a duly executed Real Estate Mortgage Note in the name of the Agent for each Real Estate Mortgage.

               (iii) Title Insurance. The Agent and each Lender shall have received in its favor a mortgagee's title insurance policy or policies satisfactory to each of them and from an independent title insurer satisfactory to it (the "Title Insurer"), with respect to all the Realty, insuring that title to the Realty is marketable and that the security interests created by the Real Estate Mortgages constitute valid Liens thereon free and clear of all defects and encumbrances, other than the Permitted Encumbrances, and such other matters reasonably approved by the Agent and each Lender, and such policy shall also include a revolving credit endorsement, comprehensive endorsement, variable rate endorsement, access and utilities endorsements (to the extent available), a mechanic's lien endorsement endorsements (to the extent available) and such other endorsements as the Agent or any Lender shall reasonably request. All premiums, title examination, survey, departmental violations, judgment and U.C.C. search charges, mortgage recording taxes and fees, and other taxes, charges and fees shall have been paid in full or provided for in a manner satisfactory to the Title Insurer, the Agent and each Lender, and the Agent and each Lender shall have received satisfactory evidence of such payment or provision.

               (iv) Realty Survey. The Agent and each Lender shall have received a current survey of the Realty, and the improvements thereon, prepared in accordance with the current Minimum Standard Detail Requirements for Land Title Surveys as adopted by the American Land Title Association and the American Congress on Surveying and Mapping, prepared and certified to each Lender and the Title Insurer by a licensed surveyor or engineer, which surveyor and survey shall be reasonably satisfactory in all respects to the Agent, each Lender and to the Title Insurer and which certification shall include, among other things, a statement to the effect that all portions of the Realty that lie within any flood areas designated on any maps entitled "Flood Insurance Rate Map", "Flood Hazard Floodway Boundary Map", "Flood Hazard Boundary Map", or "Flood Boundary and Floodway Map" published by the Federal Emergency Management Agency or on any Flood Hazard Boundary Map published by the U.S. Department of Housing and Urban Development have been outlined and labeled on the survey.

               (v) Realty Permits and Contracts The Agent and each Lender shall have received a certificate from an Authorized Officer of each Borrower certifying to such Authorized Officer's knowledge (after due inquiry) true and correct copies of all Realty Permits required for, or useful in connection with, the current use and operation of the Realty of the Disclosure Schedule held by such Borrower, together with evidence in form and substance satisfactory to the Agent and each Lender to the effect that such Realty benefits from such zoning classifications and entitlements as may be necessary or desirable for its intended uses.

               (D) The Agent and each Lender shall have received a certificate signed by an Authorized Officer of each Borrower certifying true and correct copies of all material contracts relating to the use or operation of the Realty held by such Borrower.

               (vi) Legal Opinions. The Agent and each Lender shall have received satisfactory legal opinions covering those relevant matters addressed in the opinion letters attached at Exhibits N-1 and N-2, respectively, attached hereto.

     SECTION 5.2.3 .Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrowers or any other Obligor shall be satisfactory in form and substance to the Agent, the Lenders and their counsel. In addition, the Agent, the Lenders and their counsel shall have received all information, approvals, opinions, documents or instruments as the Agent, the Lenders or their counsel may reasonably request.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders, each Issuer and the Agent to enter into this Agreement and to make Credit Extensions hereunder, each Borrower, with respect to itself, represents and warrants to the Agent, each Issuer and each Lender as set forth in this Article VI.

     SECTION 6.1 Organization, etc. Each of the Borrowers and each of their Subsidiaries is a corporation validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

     SECTION 6.2 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it, are within the Borrowers' and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

          (a) contravene or result in a default under any such Borrower's or other Obligor's Organic Documents;

          (b) contravene or result in a default under any law or governmental regulation or court decree or order binding on any such Borrower or other Obligor;

          (c) contravene (i) any material provision of any indenture, agreement or other instrument to which any such Borrower or other Obligor is a party or by which any of them or any of their property is or may be bound or (ii) be in conflict with, result in a breach of or constitute (along or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument; or

          (d) result in, or require the creation or imposition of, any Lien on any such Borrower's or other Obligor's properties (other than in favor of the Agent).

     SECTION 6.3 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for

          (a) the due execution, delivery or performance by each Borrower or any other Obligor of this Agreement, the Notes or any other Loan Document to which it is a party;

          (b) the grant by the Borrowers of the security interests, pledges and Liens granted by the Loan Documents; or

          (c) for the perfection of or the exercise by the Agent of its rights and remedies under this Agreement or any other Loan Document.

     SECTION 6.4 Validity, etc. This Agreement constitutes, and the Notes and each other Loan Document executed by the Borrowers will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrowers enforceable in accordance with their respective terms; and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, subject in each case to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law). Each of the Loan Documents which purports to create a security interest creates a valid first priority registered or possessory security interest in the Collateral subject thereto (in the case of non-possessory security interests) only to Liens permitted by
Section 7.2.3, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     SECTION 6.5 Financial Information. (a) The balance sheets and financial statements of the Borrowers delivered pursuant to Section 5.1.8 and Section
7.1.1 have each been or will be, as the case may be, prepared in accordance with GAAP consistently applied and do or will, as the case may be, present fairly the financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended. The pro forma balance sheet and financial statements delivered pursuant to Section 5.1.8 (i) have been prepared in good faith based on reasonable assumptions, (ii) are based on the best information available to the Borrowers after due inquiry, (iii) accurately reflect all adjustments necessary to give effect to the Loan
Documents and (iv) present fairly, in all material respects, the pro forma financial position of the Borrowers and their Subsidiaries as of each relevant date.

     (b) Except as disclosed in the financial statements referred to above or the notes thereto and for the items disclosed in the Disclosure Schedule, none of the Borrowers or any of their Subsidiaries has, as of the date of the initial Credit Extension, any material contingent liabilities, unusual long-term commitments or unrealized losses.

     SECTION 6.6. No Material Adverse Change. (a) There has been no material adverse change in the condition (financial or otherwise), operations, assets, business, properties or prospects of the businesses or companies of the Borrowers and their Subsidiaries, taken as a whole, as reflected in the financial statements delivered pursuant to clause (a) of Section 5.1.8.

     (b) From and after the date of the initial Credit Extension, there has been no material adverse change in the condition (financial or otherwise), operations, assets, business, properties or prospects of the Borrowers and their Subsidiaries, taken as a whole, as reflected in the pro forma balance sheet delivered pursuant to clause (c) of Section 5.1.8.

         SECTION 6.7 Litigation, Labor Controversies, etc. Except as set forth on Item 6.7(a) of the Disclosure Schedule ("Litigation"), there is no pending or, to the knowledge of the Borrowers, threatened litigation, action, proceeding, or labor controversy affecting the Borrowers or any of their Subsidiaries, or any of their respective properties, businesses, assets or revenues, (a) with respect to this Agreement, the Notes or any other Loan Document or (b) which could reasonably be expected to have a Material Adverse Effect. The hours worked by and payments made to employees of the Borrowers and their Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or other law dealing with such matters. Set forth on Item 6.7(b) of the Disclosure Schedule ("Labor Contracts") is a listing of all labor contracts to which any of the Borrowers and any of their Subsidiaries is a party.

     SECTION 6.8 Capitalization. As of the date of the initial Credit Extension, the authorized capital stock or the other equity interests in USAM and its Subsidiaries and their Affiliates, including the holders thereof, is set forth in Item 6.8 ("Initial Capitalization") of the Disclosure Schedule. The Borrowers will not establish after the Effective Date (a) any additional Subsidiaries without (i) obtaining the prior consent of the Agent and (ii) complying with
Section 7.1.9 or (b) make any Investments in any other Person without complying with the applicable terms of this Agreement. The shares of capital stock or other ownership interests so indicated on the Disclosure Schedule are fully paid and non-assessable and are owned by the Borrowers, directly or indirectly, free and clear of all Liens (other than Liens in favor of the Agent pursuant to the Loan Documents).

     SECTION 6.9 Ownership of Properties. Each of the Borrowers and each of their Subsidiaries has good and marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like), except as permitted pursuant to Section 7.2.3. Each of the Borrowers and each of their Subsidiaries has complied in all material respect with all obligations under all material leases to which it is a party and all such leases are in full force and effect. Each of the Borrowers and each of their Subsidiaries enjoys peaceful and undisturbed possession under all such material leases. Item 6.9 ("Realty") of the Disclosure Schedule sets forth the address of each real property that is owned or leased by the Borrowers and their Subsidiaries as of the date of the initial Credit Extension.

     SECTION 6.10 Taxes. The Borrowers and their Subsidiaries have filed all tax returns and reports required by law to have been filed by them and have paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on their books.

     SECTION  6.11  Pension  and  Benefit  Plans.  Item  6.11  ("Plans")  of the
Disclosure Schedule lists all Plans as of the date of the initial Credit Extension. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has
occurred during the five-year period prior to the date on which this representation is made with respect to any Pension Plan, and each Pension Plan has complied in all material respects with the applicable provisions of ERISA, the Code and all other applicable laws. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Pension Plan has arisen during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Pension Plans) did not, as of the last annual valuation date prior to the date on which this representation is made, exceed the value of the assets of such Pension Plan allocable to such accrued benefits by a material amount. No Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan which has resulted or could reasonably be expected to result in a material liability under ERISA, and no Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if any Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made.

     SECTION 6.12 Environmental Warranties. Except as set forth in Item 6.12 ("Environmental Matters") of the Disclosure Schedule:

          (a) all facilities and property (including underlying groundwater) owned, operated or leased by the Borrowers and their Subsidiaries have been, and continue to be, owned, operated or leased by the Borrowers and their Subsidiaries in compliance with all Environmental Laws, except for such violations that, singly or in the aggregate, would not reasonably be expected to result in a liability exceeding a Material Environmental Amount;

          (b) there have been no past, and there are no pending or threatened

               (i) claims, complaints, notices or requests for information received by the Borrowers or any of their Subsidiaries with respect to any alleged violation of any Environmental Law that, singly or in the aggregate, may reasonably be expected to result in a liability exceeding a Material Environmental Amount; or

               (ii) complaints, notices or inquiries to the Borrowers or any of their Subsidiaries regarding potential liability under any Environmental Law that, singly or in the aggregate, may reasonably be expected to result in a liability exceeding a Material Environmental Amount;

          (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned, operated or leased by the Borrowers or any of their

     Subsidiaries  that,  singly or in the aggregate,  has, or may reasonably be
     expected   to  result  in  having,   a   liability   exceeding  a  Material
     Environmental Amount;

          (d) the Borrowers and their Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

          (e) no property now or previously owned, operated or leased by the Borrowers or any of their Subsidiaries is listed or (to the best of their knowledge) proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

          (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrowers or any of their Subsidiaries;

          (g) neither any of the Borrowers nor any of their Subsidiaries have transported or arranged for the transportation of any Hazardous Material to any location which is listed or (to the best of their knowledge) proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against any Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury (including claims under CERCLA) which, singly or in the aggregate, may reasonably be expected to result in a liability exceeding a Material Environmental Amount;

          (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned, operated or leased by the Borrowers or any of their Subsidiaries that, singly or in the aggregate, may reasonably be expected to result in a liability exceeding a Material Environmental Amount; and

          (i) no conditions exist at, on or under any property now or previously owned, operated or leased by the Borrowers or any of their Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law which would reasonably be expected to result in a liability exceeding a Material Environmental Amount.

     SECTION 6.13 Inventory. (a) All Inventory of the Borrowers is located on or is in transit to the premises described in Section 3.1.1 of the Security Agreement, as the same may hereafter be supplemented from time to time. All Inventory located on any property leased to the Borrowers or in or with, as the case may be, a public warehouse or other third party is subject to a landlord or bailee waiver, as applicable, and appropriately completed and filed UCC-1 financing statements, in each case to which the Agent has confirmed to USAM is in form and substance acceptable to it.

     (b) The Borrowers shall at all times hereafter keep correct and accurate records itemizing and describing generally the kind, type and quantity of Inventory, the

Borrowers' cost therefor and daily withdrawals therefrom and additions thereto, all of which records shall be available during the Borrowers' usual business hours at the request of the Agent.

     (c) All Receivables of the Borrowers and their Subsidiaries shall be subject, without limitation, to the terms of Section 4.1.2. of the Security Agreement.

     SECTION 6.14 Accuracy of Information. (a) All factual information heretofore or contemporaneously furnished by or on behalf of the Borrowers, any of their Subsidiaries and any of their Affiliates in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of the Borrowers, any of their Subsidiaries and any of their Affiliates to the Agent or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and, as to information heretofore delivered, as of the date of the initial Credit Extension, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

     (b) All written information prepared by any consultant or professional advisor on behalf of the Borrowers or any of their Subsidiaries which was furnished to the Agent or any Lender in connection with the preparation, execution and delivery of this Agreement has been reviewed by the Borrowers, and nothing has come to the attention of the Borrowers in the context of such review which would lead them to believe that such information (or the assumptions on which such information is based) is not true and correct in all material respects or that such information omits to state any material fact necessary to make such information not misleading in any material respect.

     (c) Insofar as any of the information described above includes assumptions, estimates, projections or opinions, the Borrowers have reviewed such matters and nothing has come to the attention of the Borrowers in the context of such review which would lead them to believe that such matters were not or are not true and correct in all material respects or that such assumptions, estimates, projections or opinions omit to state any material fact necessary to make such assumptions, estimates, projections or opinions not reasonable or not misleading in any material respect. All projections and estimates have been prepared in good faith on the basis of reasonable assumptions and represent the best estimate of future performance by the party supplying the same.

     SECTION 6.15 Documentation Questionnaire. As of the date of the initial Credit Extension all of the information provided by USAM to the Agent pursuant to the documentation questionnaire (the "Documentation Questionnaire") is true and correct in all material respects.

     SECTION 6.16 Absence of Default. Except as set forth on Item 6.16 of the Disclosure Schedule ("Defaults"), none of the Borrowers nor any of their Subsidiaries is in default in the payment of (or in the performance of any obligation applicable to) any Indebtedness, or in violation of any law or governmental regulation or court decree or order in any material respect.

     SECTION 6.17 Regulations G, U and X. None of the Borrowers nor any of their Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin stock". None of the proceeds of any Loan or Letter of Credit will be used for the purpose of, or be made available by any of the Borrowers or any of their Subsidiaries in any manner to any other Person to enable or assist such Person in, directly or indirectly purchasing or carrying "margin stock". Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section 6.17 with such meanings.

     SECTION 6.18 Government Regulation. None of the Borrowers nor any of their Subsidiaries is an "investment company" nor a "company controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 6.19 Material Agreements. Set forth on Item 6.19 of the Disclosure Schedule ("Material Agreements") is a listing, as of the date of the initial Credit Extension, of all the Material Agreements, and each Obligor is in material compliance with all the terms contained therein. Each Obligor is in material compliance with all the terms contained in each Material Agreement and all consents to duly assign each such Material Agreement to the Agent have been obtained and are in full force and effect.

     SECTION 6.20 Solvency. Each of the Borrowers and each of their Subsidiaries is, and after giving effect to the incurrence of all Indebtedness and obligations being incurred pursuant to the Loan Documents or otherwise will be and will continue to be, Solvent.

     SECTION 6.21 Insurance. Item 6.21 ("Insurance") of the Disclosure Schedule sets forth a true, complete and correct description of all insurance maintained by the Borrowers and their Subsidiaries as of the date of the initial Credit Extension. As of such date, such insurance is in full force and effect and all premiums have been duly paid.

     SECTION 6.22 Compliance with Laws. Each of the Borrowers and each of their Subsidiaries is in material compliance with all laws, rules, regulations and orders of governmental authorities applicable to them and their properties.

     SECTION 6.23 Year 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of the Borrowers' computer systems and equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrowers' systems interface) and the testing of all such systems and equipment, as so reprogrammed, has been completed, except that the foregoing which relates to the Borrowers' financial reporting systems in their Florida operations shall be completed no later than October 31, 1999. The cost to the Borrowers of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrowers (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence, the computer and management information systems of the Borrowers and their Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrowers to conduct their business without a Material Adverse Effect.

     SECTION 6.24 Senior Indebtedness, etc. All principal of, and accrued interest owing on, all the Credit Extensions and all other Obligations owing hereunder and under the other Loan Documents are "Senior Indebtedness" under the Intercreditor Agreement. USAM has duly executed and delivered each Subordinated Debt Document and each Subordinated Debt Document constitutes the legal, valid and binding obligation of USAM, enforceable against USAM in accordance with its terms, subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law). USAM has delivered true and complete copies of the Subordinated Debt Documents to the Lenders, together with all amendments, waivers and other changes thereto. Notwithstanding any bankruptcy, insolvency, reorganization, moratorium or similar proceeding in respect of USAM, at all times (i) the subordination provisions in the Intercreditor Agreement will be enforceable against the
Subordinated  Debt  Holders  thereof  by the  Agent  and the  Lenders,  (ii) all
Obligations, including the Obligations to pay principal of and interest on the Credit Extensions, constitute "Senior Indebtedness", as defined in the Intercreditor Agreement and all such Obligations will be entitled to the benefits of subordination created by the Intercreditor Agreement and (iii) all payments of principal of or interest on each Subordinated Debt Document made by USAM from the liquidation of its property will be subject to such subordination provisions. At the time of the execution and delivery of each Subordinated Debt Document, the same was duly registered or qualified under all applicable United States Federal, state and Commonwealth securities laws or exempt therefrom. The Borrowers acknowledge that the Agent and Lenders are entering into this Agreement, and have extended the Loans and other Credit Extensions, in reliance upon the subordination provisions contained in the Intercreditor Agreement and the representations and warranties made pursuant to this Section.

                                   ARTICLE VII

                                    COVENANTS

     SECTION 7.1 Affirmative Covenants. The Borrowers agree with the Agent, each Issuer and each Lender that, until the Revolving Loan Commitment has terminated and all Obligations have been paid in cash and performed in full, the Borrowers will perform the obligations set forth in this Section 7.1.

     SECTION 7.1.1 Financial Information, Reports, Notices, etc. The Borrowers will furnish, or will cause to be furnished, to each Lender and the Agent copies of the following financial statements, reports, notices and information:

          (a) as soon as available and in any event within 30 days after the end of each of each Fiscal Month of USAM (except for January), consolidated and consolidating balance sheets of USAM and its Subsidiaries as of the end of such Fiscal Month and consolidated and consolidating statements of earnings and cash flow of USAM and its consolidated Subsidiaries for such Fiscal Month and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Month, together with (i) comparable information adjusted to reflect any changes at the close of and for the corresponding Fiscal Month for the prior Fiscal Year and for the corresponding portion of the previous Fiscal Year and (ii) a comparison of such financial condition with the projections for the applicable period provided pursuant to clause (j), in each case certified as complete and correct by the treasurer or chief executive Authorized Officer of USAM as fairly presenting the financial position of USAM and its consolidated Subsidiaries as of the date thereof and for the period then ended;

          (b) as soon as available and in any event within 50 days after the end of each Fiscal Quarter of USAM and 95 days after the end of each Fiscal Year of USAM, copies of the Quarterly Report on Form 10-Q of USAM for such Fiscal Quarter that is filed with the Securities and Exchange Commission and copies of the Annual Report on Form 10-K of USAM for such Fiscal Year that is filed with the Securities and Exchange Commission, respectively, such annual financial statements to be certified (without any Impermissible Qualification) in a manner acceptable to the Agent and the Required Lenders by Arthur Anderson LLP or other independent public accountants acceptable to the Agent and the Required Lenders, together with a certificate from such accountants containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in Section 7.2.4 and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default that has occurred and is continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default and the steps, if any, being taken to cure it, together with a comparison of such financial condition with the projections for the applicable period provided pursuant to clause (j), in each case certified as complete and correct by the treasurer or chief executive Authorized Officer of USAM;

          (c) concurrently with the delivery of the financial statements pursuant to clauses (a) and (b), a certificate from the treasurer or chief executive Authorized Officer of USAM that, to the best of his knowledge, each Obligor during the period covered by such financial statements has observed or performed all of its covenants and other agreements contained in this Agreement and the other Loan Documents required to be observed, performed or satisfied by it, and that such Authorized Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate;

          (d) as soon as available and in any event within 30 days after the end of each Fiscal Month, a Compliance Certificate, executed by the treasurer or chief executive Authorized Officer of USAM, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agent) compliance with the financial covenants set forth in Section 7.2.4;

          (e) as soon as possible and in any event within three Business Days after the occurrence of each Default, Event of Default or event which may result in a Material Adverse Effect, a statement of an Authorized Officer setting forth details of such Default, Event of

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     Default, or event and the action which the Borrowers have taken and propose to take with respect thereto;

          (f) as soon as possible and in any event within three Business Days after (i) the occurrence of any adverse development with respect to any litigation, action, proceeding, or labor controversy described in Section
     6.7 or (ii) the commencement of any labor controversy, litigation, action, proceeding of the type described in Section 6.7, notice thereof by an Authorized Officer and copies of all documentation relating thereto;

          (g) concurrently after the sending or filing thereof, copies of (i) all reports and documents which the Borrowers or any of their Subsidiaries sends to any of their security holders and (ii) all reports, financial statements and registration statements which the Borrowers or any of their Subsidiaries files with the Securities and Exchange Commission or any securities exchange, except that the Borrowers shall not be required to deliver any of the foregoing which has previously been delivered hereunder;

          (h) immediately upon becoming aware of any events which would result in a violation of the representations contained in Section 6.12.;

          (i) within 15 days after the end of each Fiscal Month (or less frequently as may be requested by the Agent) a Borrowing Base Certificate calculated as of the last day of the immediately preceding Fiscal Month, all certified as being true, accurate and complete by the treasurer or chief executive Authorized Officer of USAM;

          (j) promptly when available and, in any event, within 45 days prior to the last day of each Fiscal Year a budget in form and scope satisfactory to the Agent for the next succeeding Fiscal Year, (including a projected consolidated balance sheet of USAM and its Subsidiaries as of the end of the following Fiscal Year, and the related consolidated statements of projected cash flow, projected changes in financial position and projected income), which projections shall be on a monthly basis (except that the months of January and February may be combined) and be accompanied by a certificate of the chief executive Authorized Officer of USAM stating that such projections are based on reasonable estimates, information and assumptions and that such Authorized Officer has no reason to believe that such projections are incorrect or misleading in any material respect;

          (k) concurrently with the delivery of the financial statements pursuant to clause (b), the final management letter, if any, prepared by the independent public accountants who prepared the delivered financial statements with respect to internal audit and financial controls of USAM and its Subsidiaries;

          (l) all such notices and documents required to be delivered pursuant to the Security Agreement, including, pursuant to Section 4.1.7 thereof;

          (m) promptly after the receipt thereof, copies of any notice of non-payment or underpayment of taxes or other governmental charges by the Borrowers or any of their Subsidiaries that is received from any relevant governmental authority;

          (n) (i) promptly, and in any event within three Business Days after any Material Agreement is terminated or amended or any new Material Agreement is entered into, a written statement describing such event and copies of any such new contract and (ii) promptly following the receipt (and in any event within three Business Days of receipt), and concurrently with the delivery of, all material notices under any Material Agreement;

          (o) concurrently with the delivery of the annual financial statements pursuant to clause (b), a certificate of the chief executive Authorized Officer of USAM (i) setting forth the information required pursuant to the disclosure schedule of the Security Agreement or confirming that there has been no change in such information since the date of the initial Credit Extension or the date of the most recent certificate delivered pursuant to this clause and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction that is necessary to protect and perfect the security interests under the Security Agreement;

          (p) within 15 days after the end of each Fiscal Month, a Schedule of Receivables as of the last Business Day of such Fiscal Month setting forth a detailed aged trial balance of all the Borrowers' then existing Receivables, and specifying the name of and the balance due from (and any rebate due to) each Account Debtor obligated on a Receivable so listed;

          (q) within 20 days after the end of each Fiscal Month, a Schedule of payables as of the last day of such Fiscal Month setting forth a detailed aged trial balance of all of the Borrowers' then existing payables, specifying the name and the balance owing to each Person;

          (r) within 20 days after the end of each Fiscal Month, a Schedule of Inventory as of the last Business Day of such Fiscal Month itemizing and describing the kind, type, quantity and location of Inventory and the cost thereof;

          (s) as soon as possible and in any event within three Business Days after the occurrence of any of the following as it relates to any Plan, notice thereof and copies of all relevant material information:

               (i) a Reportable Event;

               (ii) any condition existing with respect to a Plan which presents a material risk of the termination of such Plan or the incurrence of a material liability by any Borrower or any Commonly Controlled Entity;

               (iii) the filing by any plan administrator of a Plan of a notice of intent to terminate such Plan;

               (iv) a copy of any application by any Borrower or any ERISA Affiliate for a waiver of the minimum funding standard under Section 412 of the Code;

               (v) copies of each annual report which is filed on Form 5500, together with certified financial statements (if any) for the Plan as of the end of such year and actuarial statements on Schedule B to such Form 5500;

               (vi) any event or condition which might constitute  grounds under
          Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan;

               (vii) the receipt by any Borrower or any Commonly Controlled Entity of a notice received by such Borrower or any Commonly Controlled Entity concerning the imposition of any withdrawal liability under Section 4202 of ERISA;

               (viii) if any of the  representations  and  warranties in Section
          6.7 ceases to be true and correct in all material respects; or

               (ix) the adoption of, or material change to, any Plan;

          (t) concurrently with the receipt or delivery thereof, copies of all notices with respect to the premises leased from the Sanford Airport Authority, and evidence of the payment of each monthly rental payment (which shall be provided not later than the date each such rented payment is due under the lease with the Sanford Airport Authority); and

          (u) such other information respecting the condition or operations, financial or otherwise, of the Borrowers or any of their Subsidiaries as any Lender through the Agent may from time to time reasonably request, including in respect of establishing the eligibility of those items including in determining the Borrowing Base Amount.

     SECTION 7.1.2 Compliance with Laws; Payment of Obligations. Each Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all governmental rules and regulations and all other material applicable laws, rules, regulations and orders, such compliance to include (without limitation):

          (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation in any jurisdiction where such Borrower or its Subsidiaries have assets or conduct business, except where failure to maintain and preserve such existence or qualification would not reasonably be expected to have a Material Adverse Effect; and

          (b) the payment, before the same become delinquent, of (i) all its Indebtedness and other obligations, including all taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all lawful claims for labor, materials and supplies or otherwise that, if unpaid, could reasonably be expected to give rise to a Lien upon any of their properties, except, in each case, to the extent being diligently contested in good faith by appropriate proceedings which suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 7.1.3 Maintenance of Properties. Each Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

     SECTION 7.1.4 Insurance. (a) The Borrowers shall maintain, and shall cause each of their Subsidiaries to maintain, insurance policies and coverage with respect to all their property and assets at least as expansive as set forth on
Item 6.21 ("Insurance") of the Disclosure Schedule and, in any event, to such extent and covering such risks as is customary for companies in sound financial condition in the same or similar businesses and operations and in the same or similar locations. In addition, the Borrowers shall maintain, and shall cause each of their Subsidiaries to maintain (i) "key man" life insurance for Martin Chevalier in an amount not less than $3,000,000, and (ii) such other additional insurance coverage in such amounts and with respect to such risks as the Agent or the Lenders may reasonably request from time to time. All such insurance shall be provided (x) by insurers authorized by Lloyds of London to underwrite such risks, (y) by insurers having an A.M. Best policyholders rating of not less than "A" or (iii) by such other insurers as the Agent may approve in writing.

     (b) All premiums on insurance policies required under this Section shall be paid by the Borrowers. All insurance policies relating to "key man" life insurance, business interruption and any loss or damage sustained in respect of any item constituting a part of the Collateral shall contain a loss payable endorsement, in form and substance satisfactory to the Agent, in favor of the Agent. All insurance policies relating to general liability, umbrella and excess insurance coverages shall contain an additional insured endorsement, in form and substance satisfactory to the Agent, in favor of the Agent. All such insurance policies shall provide that:

          (i) neither any of the Borrowers, any of their Subsidiaries, the Agent, the Issuers or any of the Lenders shall be a coinsurer thereunder; and

          (ii) such insurance shall not be affected by any unintentional act or negligence or representation or warranty on the part of the Borrowers or other owner of the policy or the property described in such policy.

All such insurance policies shall provide that the insurer shall, simultaneously with the delivery to the Borrowers or any of their Subsidiaries of any notice under such policy, deliver to the Agent a copy of such notice. All such insurance policies and loss payable clauses shall provide that they may not be cancelled, amended or terminated unless the Agent is given at least the same number of days' notice that the insurance company which issued such policies is required to give the Borrowers or any of their Subsidiaries, but in no event less than 30 days' prior written notice.

     (c) The Borrowers shall provide or cause to be provided to the Agent and to its insurance consultant (or any agent, officer or employee of the Agent) such other information relating to their insurance coverage as may be reasonably requested by the Agent. The insurance consultant (through its officers or employees) shall have the right to visit the Borrowers' offices, upon reasonable prior notice during usual business hours, to inspect the insurance policies provided for herein. The reasonable fees, costs and expenses of the insurance consultant shall be paid for by the Borrowers.

     (d) If no Default or Event of Default has occurred and is continuing, USAM may, during the 60 day period following receipt by the Agent of any proceeds of insurance in an aggregate amount of less than $100,000 that has been paid on account of the loss or damage to any Collateral, request that the Agent authorize it to apply the same to repair, restore or replace the asset or property on account of which such proceeds of insurance were paid. Such request by USAM shall describe in reasonable detail the nature of such loss or damage and include a statement that USAM or one or more of its Subsidiaries has a reasonable and good faith intention to apply such insurance proceeds within 60 days of its receipt to the repair, replacement or restoration of such lost or damaged property. To the extent that USAM does not send the notice referred to in the preceding sentence or does not repair, restore or replace the relevant property within such 60 day period, the relevant proceeds of insurance shall constitute Net Insurance Proceeds and shall be applied by the Agent as mandatory prepayment of the Loans pursuant to clause (d) of Section 3.1.2. All amounts shall be held by the Agent prior to its application to repair, restore or replace the relevant property, and while so held shall form a part of the Collateral and be subject to the Agent's first priority security interest. All insurance proceeds paid by the Agent to the Borrowers for the repair, replacement or restoration of property shall be promptly applied (and, in any event, not later than the next following Business Day after receipt by the relevant Borrower) to complete the same. All proceeds of insurance paid on account of the loss or damage to any Collateral in an amount exceeding $100,000 or during the continuance of any Default or Event of Default shall be retained by the Agent and immediately constitute Net Insurance Proceeds to be applied as a mandatory prepayment of the Loans pursuant to clause (d) of Section 3.1.2.

     (e) If any of the Borrowers or any of their Subsidiaries fails to maintain any of the policies of insurance required by this Section the Agent may (but shall not be required), at the sole cost and expense of such Borrower to obtain and maintain such policies of insurance, pay the related premiums and take such other action as it deems reasonably advisable. All costs related to the foregoing shall be charged to the Borrower's loan account as a Revolving Loan.

     SECTION 7.1.5 Books and Records; Inspections. (a) The Borrowers will, and will cause each of their Subsidiaries to, keep books and records which accurately reflect all of their business affairs and transactions. The Borrowers shall maintain at all times books and records pertaining to the Collateral in such detail, form, and scope as the Agent shall reasonably require, including without limitation, records of: (i) all payments received and all credits and extensions granted with respect to the Accounts; (ii) the return, rejection, repossession, stoppage in transit, loss, damage or destruction of all Inventory; and (iii) all other dealings affecting the Collateral.

     (b) The Borrowers will, and will cause their Subsidiaries to, permit the Agent and each Lender or any of their respective representatives (including outside auditors), at reasonable times and intervals, to visit all of their offices, to discuss their financial matters with their officers and independent public accountant (and the Borrowers hereby authorize such independent public accountant to discuss the Borrowers' financial matters with each Lender or its

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representatives  whether or not any  representative of the Borrowers is present)
and to examine (and, at the expense of the Borrowers, copy extracts from) and conduct audits of any of their Inventory, Receivables, other assets and books or other corporate records (including computer records).

     (c) The Borrowers jointly and severally agree to pay any fees of such independent public accountant incurred in connection with the Agent's or any Lender's exercise of its rights pursuant to this Section. The Agent, in its sole discretion and at the sole expense of the Borrowers, may conduct such audits and examinations of the Accounts as the Agent reasonably deems necessary or advisable.

     SECTION 7.1.6 Environmental Covenants. (a) The Borrowers will, and will cause each of their Subsidiaries, lessees and other Persons occupying any of their properties to,

          (i) use and operate all of their facilities and properties in compliance with all Environmental Laws, keep all permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, except where the failure to do any of the foregoing would not, singly or in the aggregate, reasonably be expected to result in a liability exceeding a Material Environmental Amount;

          (ii) take all such actions as are necessary and appropriate so that no liability with respect to the Environmental Laws may arise which could reasonably be expected to result in a liability exceeding a Material Environmental Amount;

          (iii) immediately notify the Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the
     condition  of  their   facilities   and   properties  or  compliance   with
     Environmental Laws, and shall promptly cure and have dismissed with prejudice to the satisfaction of the Agent any actions and proceedings relating to compliance with or liability pursuant to Environmental Laws which, singly or in the aggregate, could reasonably be expected to result in a liability exceeding a Material Environmental Amount;

          (iv) provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this
     Section 7.1.6.

     (b) Prior to acquiring any ownership or leasehold interest in real property, or other interest in any real property that could give rise to the Borrowers or any of their Subsidiaries being found an owner, operator or otherwise subject to potential liability under any Environmental Law the
Borrowers shall (i) obtain a written report by a reputable independent environmental consultant reasonably acceptable to the Agent (an "Environmental Consultant") of the Environmental Consultant's assessment of the presence or potential presence of significant levels of any Hazardous Material on, in, under, or about such property, or of other conditions that could give rise to a potentially significant liability under violations of any Environmental Law relating to such acquisition, and notify the Agent of such potential acquisition, and (ii) if requested by the Agent after learning of such potential acquisition, provide such report to the Agent and afford the Agent a reasonable opportunity to review and, if requested by the Agent, discuss such report with the Environmental Consultant who prepared it and a knowledgeable representative of the Borrowers. The Agent shall have the right, but shall not have any duty, to obtain, review, or discuss any such report.

     (c) Promptly upon the Agent's request if there has occurred, or the Agent reasonably anticipates that there may occur, an Event of Default, permit an environmental consultant whom the Agent in its discretion designates, subject to the approval of the Borrowers, which shall not be unreasonably withheld or delayed, to perform an environmental assessment on all real property owned or leased by the Borrowers and their Subsidiaries (including, without limitation: reviewing documents; interviewing knowledgeable persons; and sampling and analyzing soil, air, surface water, groundwater, and/or other media in or about property owned or leased by the Borrowers or any of their Subsidiaries, or on which operations of the Borrowers or any of their Subsidiaries otherwise take place.) Such environmental assessment shall be in form, scope, and substance reasonably satisfactory to the Agent, subject to the approval of the Borrowers, which shall not be unreasonably withheld or delayed. The Borrowers and their Subsidiaries shall cooperate fully in the conduct of such environmental assessment, and shall pay the reasonable costs of such environmental assessment promptly following written demand therefore by the Agent. The Agent shall have the right, but not the duty to obtain such environmental report.

     SECTION 7.1.7 Rate Protection Agreements. All Rate Protection Agreements shall be (a) with a counterparty that is a Lender or another Person that is reasonably satisfactory to the Agent and (b) unsecured unless the counterparty is a Lender, in which case the obligations under each such Rate Protection Agreement shall be secured pro rata with all the other Obligations hereunder.

     SECTION 7.1.8 As to Intellectual Property Collateral. (a) The Borrowers shall not, and shall not permit any of their Subsidiaries, unless the Borrowers shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the Agent) that any of the Intellectual Property Collateral is of negligible economic value to the Borrowers or any such Subsidiary, do any act, or omit to do any act, whereby any of the Intellectual Property Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

     (b) Each of the Borrowers and each of their Subsidiaries shall promptly notify the Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Borrowers' or any such Subsidiary's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

     (c) In no event shall any of the Borrowers, any of their Subsidiaries or any of their agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Agent, and upon request of the Agent, executes and delivers any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of the Borrowers and their Subsidiaries relating thereto or represented thereby.

     (d) The Borrowers and their Subsidiaries shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)).

     SECTION 7.1.9 Future Subsidiaries. Upon any Person becoming, after the Effective Date, either a direct or indirect Subsidiary of any Borrower, or upon any Borrower acquiring additional capital stock of any existing Subsidiary or any Borrower or any Subsidiary of any Borrower acquiring additional Realty, the Borrowers shall notify the Agent of such acquisition and, on or prior to the consummation of such acquisition,

          (a) such Person shall, if it is not an Excluded Foreign Subsidiary and not already a party to any of the following, become a party to the Corporate Guaranty, a Real Estate Mortgage (with appropriate changes reasonably requested by the Agent) if it owns or leases Realty, the Pledge Agreement and the Security Agreement in a manner satisfactory to the Agent and, if such Person maintains any bank accounts or Investments at a financial institution other than the Agent, such bank accounts or Investments shall be subject to a Lock-Box Agreement and control agreement, as the case may be;

          (b) the Borrowers and each such Subsidiary that is not an Excluded Foreign Subsidiary shall, pursuant to the Borrower Pledge Agreement, pledge to the Agent:

               (i) all of the outstanding shares of such capital stock of such Subsidiary owned directly by it (but, in the case of a Foreign Subsidiary, not more than 66% of the voting capital stock of such Foreign Subsidiary shall be so pledged), along with undated stock powers for such certificates, executed in blank (or, if any such shares of capital stock are uncertificated, confirmation and evidence satisfactory to the Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Agent in accordance with the U.C.C. or any similar law which may be applicable); and

               (ii) all notes evidencing intercompany Indebtedness in favor of the Borrowers and each such Subsidiary (which shall be in the form of Exhibit A to the Pledge Agreement), as the case may be;

          (c) the Agent shall have received from each such Subsidiary that is not an Excluded Foreign Subsidiary certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Agent, dated a date reasonably near (but prior to) the date of any such Person becoming a direct or indirect Subsidiary of a Borrower, listing all effective financing statements, tax liens and judgment liens which name such Person as the debtor and which are filed in the jurisdictions in which filings are to be made pursuant to this Agreement and the other Loan Documents, and in such other jurisdictions as the Agent may reasonably request, together with copies of such financing statements (none of which (other than financing statements filed pursuant to the terms hereof in favor of the Agent, if such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements) shall cover any of the Collateral);

          (d) the Agent shall have received from each such Subsidiary that is not an Excluded Foreign Subsidiary, acknowledgment copies of properly filed U.C.C. financing statements or such other evidence of filing or delivery for filing as may be acceptable to the Agent, naming each such Subsidiary as the debtor and the Agent as the secured party, filed under the U.C.C. of all jurisdictions as may be necessary or, in the opinion of the Agent, desirable to perfect the first priority security interest of the Agent of the assets of such Subsidiary that is subject to the Security Agreement, together, in each case, with such opinions of legal counsel for the Borrowers relating thereto, which legal opinions shall be in form and substance satisfactory to the Agent; and

          (e) the Agent shall have received in connection with any Realty that that is owned by each such Subsidiary that is not an Excluded Subsidiary those items referred to in clause (b) of Section 5.2.2 which shall be satisfactory to the Agent.

Each of the Borrowers agree that if (i) any Excluded Foreign Subsidiary is permitted to execute and deliver the Corporate Guaranty, the Pledge Agreement, a Real Estate Mortgage or the Security Agreement or (ii) it is permitted to pledge more than 66% of the voting capital stock of any Foreign Subsidiary, in any such case without material adverse tax consequences which would result in such Subsidiary being an Excluded Foreign Subsidiary, then the provisions of clauses
(a), (c), (d) and (e) of this Section 7.1.9 shall thereafter apply to such Foreign Subsidiary and/or (as the case may be) the provisions of clause (b) of this Section 7.1.9 shall thereafter apply to 100% of the capital stock of such Foreign Subsidiary.

     SECTION 7.1.10 Post-Closing Items, etc. Not later than 90 days after the date of the initial Credit Extension USAM shall have delivered to the Agent copies of recently completed Phase I and Phase II environmental assessment reports with respect to all property owned by the Borrowers in the State of Florida, the foregoing to be from a satisfactory environmental consultant and otherwise be satisfactory to the Agent and each of the Lenders (including that such reports do not disclose a liability exceeding a Material Environmental Amount).

     SECTION 7.2 Negative Covenants. The Borrowers agree with the Agent, each Issuer and each Lender that, until the Revolving Loan Commitment has terminated and all Obligations have been paid in cash and performed in full, the Borrowers will perform the obligations set forth in this Section 7.2.

     SECTION 7.2.1 Business Activities. The Borrowers will not, and will not permit any of their Subsidiaries to, engage in any business activity, except those described in the first recital.

     SECTION 7.2.2 Indebtedness. The Borrowers will not, and will not permit any of their Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

          (a) Indebtedness in respect of the Credit Extensions and other Obligations;

          (b) until the date of the initial Credit Extension, Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule;

          (c) Indebtedness identified in Item 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule;

          (d) Indebtedness in respect of any Rate Protection Agreement entered into pursuant to Section 7.1.10;

          (e) Indebtedness (i) of any Wholly-Owned Subsidiary of a Borrower owing to such Borrower or any other Subsidiary of such Borrower or (ii) of a Borrower owing to any of its Subsidiaries, which Indebtedness

               (A) shall be evidenced by one or more promissory notes duly executed and delivered to the Agent (each such promissory note to be in substantially the form of Attachment II to the Pledge Agreement), and

               (B) shall not be forgiven or otherwise discharged for any consideration other than payment in full in cash, unless the Agent and the Required Lenders otherwise consent;

          (f) Indebtedness that is incurred to purchase a capital asset and is secured by the Liens referred to in clause (b) of Section 7.2.3 in an aggregate principal amount not to exceed $3,000,000 at any time outstanding;

          (g) any extensions, renewals or replacements of Indebtedness described in clause (c) above to the extent that (i) the aggregate principal amount of such Indebtedness is not at any time increased and neither the maturity nor the average life of such Indebtedness is shortened, (ii) if the Indebtedness being refinanced is subordinated to the Obligations, the refinancing Indebtedness shall be subordinated to the Obligations and the Loan Documents in all respects at least to the same extent and shall not be less favorable to the Lenders in any respect and (iii) no terms applicable to such Indebtedness shall be less favorable to the Lenders or more onerous to the Borrowers or their Subsidiaries in any material respect than the terms of the Indebtedness being refinanced; and

          (h) other subordinated indebtedness, on terms in form and substance satisfactory to the Agent and the Lenders in their sole discretion, the proceeds of which are used contemporaneously upon the issuance thereof to refinance the Convertible Debenture Debt;

provided,  however, that no Indebtedness otherwise permitted by clause (d), (e),
(f), (g) or (h) may be incurred if, immediately before or after giving effect to the incurrence thereof, any Default or Event of Default shall have occurred and be continuing. The Borrowers will, prior to entering into any agreement evidencing any extension, renewal or replacement of Indebtedness as provided in clause (c), deliver to the Agent with copies for each Lender reasonably in advance of the execution thereof, any final or execution form copy of such agreement, and agrees not to enter into any such agreement without obtaining the prior approval of the Required Lenders as provided in clause (c).

     SECTION 7.2.3 Liens. The Borrowers will not, and will not permit any of their Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of their property, revenues or assets, whether now owned or hereafter acquired, except:

          (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

          (b) purchase money Liens granted to secure payment of the Indebtedness permitted pursuant to clause (f) of Section 7.2.2, provided that (i) each such Lien covers only those capital assets acquired with the proceeds of such Indebtedness, (ii) each such Lien attaches to the relevant capital asset concurrently with the acquisition thereof and (iii) the principal amount of such Indebtedness does not exceed 85% of the lesser of the cost or fair market value of the relevant capital asset;

          (c) Liens existing on the Effective Date and disclosed on Item 7.2.3(c) ("Existing Liens") of the Disclosure Schedule, provided that such Liens do not spread to cover any additional property or assets after the Effective Date;

          (d) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or being diligently contested in good faith by appropriate proceedings which suspends enforcement of such Liens and for which adequate reserves in accordance with GAAP shall have been set aside on their books;

          (e) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings which suspends enforcement of such Liens and for which adequate reserves in accordance with GAAP shall have been set aside on their books;

          (f) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

          (g) judgment Liens in existence less than 10 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with insurance companies in accordance with the terms of Section 7.1.4; and

          (h) easements, rights-of-way, zoning and similar restrictions and other similar encumbrances or title defects which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrowers or their Subsidiaries.

          (i) Liens in favor of the Subordinated Debt Holders in the capital stock of QAC to the extent permitted in the Intercreditor Agreement.

     SECTION 7.2.4 Financial Condition. The Borrowers will not permit:

          (a) Fixed Charge Coverage Ratio. Their Fixed Charge Coverage Ratio for the Rolling Period ending on the last day of each Fiscal Month (beginning August 31, 1999) to be less than 1.25:1.00:

          (b) Net Worth. The Borrowers will not permit their Net Worth at any time to be less than (i) $8,500,000 at any time prior to the receipt by the Agent and the Lenders of the annual financial statements for USAM's 1999 Fiscal Year, (ii) at the end of any Fiscal Quarter (beginning with the Fiscal Quarter end September 30, 1999), the sum of (x) Net Worth as of the last day of the prior Fiscal Quarter plus (y) 75% of Net Income (with no deduction for net losses) for such current Fiscal Quarter and (iii) at the end of any Fiscal Month (beginning with the Fiscal Month end January 31,
     2000), not less than Net Worth as of (x) June 30, 1999, until the annual financial statements referred to in clause (i) are delivered and (y) the last day of the preceding Fiscal Year, after the annual financial statements referred to in clause (i) are delivered.

     SECTION 7.2.5 Investments. The Borrowers will not, and will not permit any of their Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

          (a) Investments existing on the Effective Date and identified in Item 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;

          (b) Cash Equivalent Investments;

          (c) without duplication, Investments permitted as Capital Expenditures pursuant to Section 7.2.7;

          (d) Investments by the Borrowers in Subsidiaries  permitted by Section
     6.8 comprising the equity ownership and initial approved capitalization of such Subsidiaries; and

          (e) intercompany loans permitted by clause (f) of Section 7.2.2;

provided, however, that any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such All Investments referred to in clauses (a) and (b) shall be subject to a control agreement, in form and substance satisfactory to the Agent, that evidences the Agent's first priority security interest therein.

     SECTION 7.2.6 Restricted Payments, etc. (a) USAM will not (notwithstanding the terms of any Organic Document) declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of USAM or on any warrants, options or other rights with respect to any shares of any class of capital stock now or hereafter outstanding of USAM (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or split-ups or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of capital stock (now or hereafter outstanding) of USAM, or warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of USAM; and

     (b) USAM will not, and will not permit any of its Subsidiaries to, make any deposit for any of the foregoing purposes; and

     (c) the Borrowers will not (notwithstanding the terms of the Subordinated Debt Documents or Convertible Debenture Documents) make any payment on any Permitted Borrower Subordinated Debt or Convertible Debenture Debt (other than payment in shares of common stock of USAM or as provided in the last paragraph of clause (d) of Section 3.1.2).

     SECTION 7.2.7 Capital Expenditures, etc. The Borrowers will not, and will not permit any of their Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year, except Capital Expenditures which do not aggregate in any Fiscal Year in excess of the amount set forth opposite each Fiscal Year below;

          Fiscal Year                               Amount
             1999                                 $1,200,000
             2000                                 $1,300,000
             2001                                 $1,400,000
             2002                                 $817,000;

provided, however, that (a) the Borrowers may incur additional Capital Expenditures in an amount not to exceed $750,000 in Fiscal Year 2000 and $750,000 in Fiscal Year 2001, which Capital Expenditures are used to acquire and equip a new distribution center, in each case on terms in form and substance satisfactory to the Agent in its sole discretion, and (b) no such Capital Expenditure shall be made if any Default or Event of Default shall have occurred and be continuing immediately prior to or after giving effect to the making of any such Capital Expenditure.

     SECTION 7.2.8 Take or Pay Contracts. The Borrowers will not, and will not permit any of their Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by a Borrower or its Subsidiary regardless of whether such materials, supplies, other property or services are delivered or furnished to it.

         SECTION 7.2.9 Consolidation, Merger, etc. The Borrowers will not, and will not permit any of their Subsidiaries to, liquidate or dissolve, consolidate or amalgamate with, or merge into or with, any other corporation, or purchase, lease or otherwise acquire (in each case in one transaction or series of transactions) all or any substantial part of the assets or stock of any Person (or of any division thereof), except that any Wholly-Owned Subsidiary of any Borrower may liquidate or dissolve voluntarily into, and may merge with and into, any Borrower or any other Wholly-Owned Subsidiary of any Borrower, and the assets or stock of any Wholly-Owned Subsidiary of any Borrower may be purchased or otherwise acquired by any Borrower or any other Wholly-Owned Subsidiary of any Borrower.

     SECTION 7.2.10 Asset Dispositions, etc. The Borrowers will not, and will not permit any of their Subsidiaries to, sell, transfer, lease, contribute or otherwise convey or dispose of (in each case in one transaction or series of transactions), or grant options, warrants or other rights with respect to (in each case in one transaction or series of related transactions), all or any part of their assets (including accounts receivable and capital stock of Subsidiaries) to any Person, except

          (a) if such sale, transfer, lease, contribution or conveyance is of Inventory in the ordinary course of their business;

          (b) if such disposition is a Permitted Disposition; or

          (c) if such assets are worn out or obsolete and are sold in the ordinary course of business.

     SECTION 7.2.11 Modification of Certain Agreements. None of the Borrowers nor any of their Subsidiaries will consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, any Organic Document of the Borrowers or any of their Subsidiaries, any Material Contract, any Subordinated Debt Document or any Convertible Debenture Document which (a) is contrary to the terms of this Agreement or any other Loan Document,
(b) may be adverse to the rights, interests or privileges of the Agent or the Lenders or their ability to enforce the same or (c) results in the imposition or expansion in any material respect of any restriction or burden on the Borrowers or any of their Subsidiaries (it being understood and agreed that any such determination shall be made in the discretion of the Agent and (A) any such amendment, supplement or modification to the subordination provisions contained in the Subordinated Debt Documents, or (B) any increase in the amount of, or any change (other than a deferral) of the date for payment of, or any increased rate with respect to, any redemption, fee, interest rate, principal or interest repayment or other payment or sinking fund provisions, or (C) any amendment, supplement or modification to any remedial or default provisions or covenant restrictions and related definitions that result in any of the same being more onerous on the Borrowers shall in any event require the consent of the Required Lenders). In addition, neither the Borrowers nor any of their Subsidiaries will terminate any Material Agreement. The Borrowers will, prior to entering into any amendment, addition or other modification of any of the foregoing documents, deliver to the Agent (with copies for each Lender) reasonably in advance of the execution thereof, any final or execution form copy of amendments, supplements, additions or other modifications to such documents, and agrees not to take any such action with respect to any such documents without the approval of the Required Lenders.

     SECTION 7.2.12 Transactions with Affiliates. The Borrowers will not, and will not permit any of their Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with, any of their other Affiliates unless such arrangement or contract (a) is otherwise permitted by this Agreement, (b) is in the ordinary course of business of the Borrowers and (c) is on fair and reasonable terms and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrowers or such Subsidiary with a Person which is not one of their Affiliates.

     SECTION 7.2.13 Negative Pledges, Restrictive Agreements, etc. The Borrowers will not, and will not permit any of their Subsidiaries to, enter into any agreement (excluding this Agreement and any other Loan Document) prohibiting:

          (a) the creation or assumption of any Lien upon their properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Borrowers or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

          (b) the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrowers by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrowers.

     SECTION 7.2.14 Management Fees, Expenses, etc. The Borrowers will not, and will not permit any of their Subsidiaries to,

          (a)pay management, advisory, consulting or other similar fees, other than

               (i) fees payable to the Lenders or any of their Affiliates;

               (ii)  fees  payable  to  non-Affiliate   consultants  engaged  on
          arm's-length basis as approved by the Board of Directors of USAM; and

               (iii) fees payable to Ramko Venture Management, Inc. pursuant to the Management Agreement in existence on the date hereof and any successor agreement that is reasonably acceptable to the Agent; or

          (b) reimburse employees or any Affiliates for any expenses unless the same shall be otherwise permitted hereunder and shall be reasonable and documented in reasonable detail.

     SECTION 7.2.15 Fiscal Year End. None of the Borrowers nor any of their Subsidiaries shall change its Fiscal Year.

     SECTION 7.2.16 Limitation on Sale and Leaseback Transactions. The Borrowers will not, and will not permit any of their Subsidiaries to, enter into any arrangement with any Person whereby in a substantially contemporaneous transaction the Borrowers or any of their Subsidiaries sells or transfers all or substantially all of their right, title and interest in an asset and, in connection therewith, acquires or leases back the right to use such asset.

     SECTION 7.2.17 No Speculative Transactions. The Borrowers will not, and will not permit any of their Subsidiaries to, engage in any transaction involving commodity options, futures contracts or similar transactions, except solely to hedge against fluctuations in the prices of commodities owned or purchased by them and the values of foreign currencies receivable or payable by them and interest swaps, caps or collars.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     SECTION 8.1 Listing of Events of Default. Each of the following events or occurrences described in this Section 8.1 shall constitute an "Event of Default".

     SECTION 8.1.1 Non-Payment of Obligations. The Borrowers shall default in the payment or prepayment when due of any monetary Obligation hereunder or under any other Loan Document (including, without limitation, any principal of, or interest on, any Loan, any Reimbursement Obligation, any fees or any other amounts payable hereunder or thereunder).

     SECTION 8.1.2 Breach of Representations and Warranties. Any representation or warranty of the Borrowers or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by any of them or any other writing or certificate furnished by or on behalf of the Borrowers or any other Obligor to the Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made in any material respect.

     SECTION 8.1.3 Non-Performance of Certain Covenants and Obligations. The Borrowers shall default in the due performance and observance of any of their obligations under clause (e) of Section 7.1.1, or Sections 4.10, 7.1.9, 7.1.10 or 7.2.

     SECTION 8.1.4 Non-Performance of Other Covenants and Obligations. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document (other than items covered by Sections 8.1.1 or 8.1.3) executed by it, and such default shall continue unremedied for a period of 30 days after any

Borrower has actual knowledge thereof or notice thereof shall have been given to USAM by the Agent or any Lender.

     SECTION 8.1.5 Default on Other Indebtedness. A default shall occur in the payment when due, whether by acceleration or otherwise, of (a) the Permitted Borrower Subordinated Debt or the Convertible Debenture Debt or (b) any other Indebtedness (other than Indebtedness described in Section 8.1.1) of any Borrower or any other Obligor having a principal amount, individually or in the aggregate, in excess of $100,000, or a default shall occur in the performance or observance of any obligation or condition with respect to (i) the Subordinated Debt Documents or Convertible Debenture Documents or (ii) any such other Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such other Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

     SECTION 8.1.6 Judgments.

          (a) Any judgment or order for the payment of money (not paid or fully covered by insurance maintained in accordance with the requirements of this Agreement and as to which the relevant insurance company has acknowledged coverage) in excess of $100,000 shall be rendered against any Borrower or any other Obligor, and either

          (b) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or

          (c) there shall be any period of 15 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal, bond or otherwise, shall not be in effect.

     SECTION 8.1.7 Pension Plans. Any of the following events shall occur with respect to any Pension Plan: (a) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Pension Plan, (b) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Pension Plan or any Lien in favor of the PBGC shall arise on the assets of any Borrower or any Commonly Controlled Entity, (c) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Pension Plan for purposes of Title IV of ERISA, (d) any Plan shall terminate for purposes of Title IV of ERISA, (e) any Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability on connection with a withdrawal from, or the insolvency or reorganization of, a Plan or (f) any other event or condition shall occur or exist with respect to any Plan; and in each case in clauses (a) through (f) above, such event or condition, together with all other such events or conditions, if any, could in the aggregate reasonably be expected to result in a liability to the Borrowers and their Subsidiaries exceeding $100,000.

     SECTION 8.1.8 Control of the Borrowers. Any Change in Control shall occur.

     SECTION 8.1.9 Bankruptcy, Insolvency, etc. Any Borrower or any other Obligor shall

          (a) generally fail to pay debts as they become due, or admit in writing its inability to pay debts as they become due;

          (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator, or other custodian for any Borrower or any other Obligor or any property of any thereof, or make a general assignment for the benefit of creditors;

          (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the involuntary appointment of a trustee, receiver, sequestrator or other custodian for any Borrower or any other Obligor or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 30 days;

          (d) permit or suffer to exist the involuntary commencement of, or voluntarily commence, any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency laws, or permit or suffer to exist the involuntary commencement of, or voluntarily commence, any dissolution, winding up or liquidation proceeding, in each case, by or against any Borrower or any other Obligor, provided that if not commenced by any Borrower or any other Obligor such proceeding shall be consented to or acquiesced in by any Borrower or any Obligor, or shall result in the entry of an order for relief or shall remain for 30 days
     undismissed;   or

          (e) take any corporate action authorizing, or in furtherance of, any of the foregoing.

     SECTION 8.1.10 Impairment of Loan Documents, Security, etc. Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Borrower or any other Obligor party thereto; any Borrower, any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first registered priority Lien.

     SECTION 8.1.11 Non-Payment of Taxes. The Borrowers and their Subsidiaries shall have failed to pay when due any taxes or other governmental charges in excess of an aggregate amount of $100,000, except any such taxes or other governmental charges which are being diligently contested by them in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on their books.

     SECTION 8.1.12 Impairment of Material Agreements, etc. Any Material Agreement shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Borrower or any Obligor party thereto; or there shall be any material event of default under any Material Agreement; or there shall be any default under the lease with the Sanford Airport Authority.

     SECTION 8.1.13 Subordinated Debt Documents. The subordination provisions contained in the Intercreditor Agreement (collectively, the "Subordination Provisions") shall fail to be enforceable by the Agent or any Lender which has not effectively waived the benefits thereof, or the principal of, and accrued interest owing on, the Credit Extensions or any of the other Obligations shall fail to constitute "Senior Indebtedness" (as defined in Intercreditor Agreement); or the Borrowers, any of their Affiliates or any Subordinated Debt Holder shall, directly or indirectly, disavow or contest in any manner (a) the effectiveness, validity or enforceability of any of the Subordination Provisions, (b) that any of such Subordination Provisions exist for the benefit of the Agent and the Lenders or (c) that all payments of principal or interest with respect to the Permitted Borrower Subordinated Debt or realized from the liquidation of any property of the Borrowers or their Subsidiaries shall be subject to any of such Subordination Provisions; or any of the Subordination Provisions shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligations of any Subordinated Debt Holder; or any Subordinated Debt Holder fails to comply with any term of the Subordination Provisions.

     SECTION 8.1.14 Intercreditor Agreement. Any representation or warranty made by any Subordinated Debt Holder in the Intercreditor Agreement is untrue in any material respect; any Subordinated Debt Holder fails to comply with any term, agreement, covenant, condition or provision in the Intercreditor Agreement; or the Intercreditor Agreement, including the subordination provisions contained therein, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the any Subordinated Debt Holder, or shall fail to be enforceable by the Agent or any Lender; or any Subordinated Debt Holder or any other Person shall, directly or indirectly, disavow or contest in any manner (a) the effectiveness, validity, binding nature and enforceability (including with respect to the subordination provisions contained therein) of the Intercreditor Agreement, (b) that any of the terms contained in the Intercreditor Agreement exist for the benefit of the Agent and the Lenders or (c) that all payments of principal or interest with respect to the Permitted Borrower Subordinated Debt or realized from the liquidation of any property of the Borrowers or any of their Subsidiaries shall be subject to the terms contained in the Intercreditor Agreement.

     SECTION 8.1.15 Convertible Debentures. USAM shall have failed, on or prior to June 30, 2000, to have either (a) refinanced all of the Convertible Debenture Debt on terms in form and substance satisfactory to the Agent or (b) converted all of the Convertible Debenture Debt into common stock of USAM.

     SECTION 8.2 Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 8.1.9 shall occur, the Revolving Loan Commitment (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

     SECTION 8.3 Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section 8.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Agent, may, and upon the direction of the Required Lenders, shall by notice to USAM declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Revolving Loan Commitment (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Revolving Loan Commitment shall terminate.

     SECTION 8.4 Foreclosure on Collateral. If any Event of Default shall occur, the Agent shall have, in addition to all rights and remedies provided for in the U.C.C., all such rights (including the right of foreclosure) with respect to the Collateral as provided in the Pledge Agreement, the Security Agreement and each Real Estate Mortgage.

     SECTION 8.5 Payments Upon Acceleration. After the occurrence and during the continuance of an Event of Default and the acceleration of the Obligations pursuant to Sections 8.2 or 8.3, the Agent shall apply all payments in respect of the Obligations and all proceeds of Collateral to the Obligations in the following order:

          (a) first, to pay Obligations in respect of any expense reimbursements or indemnities then due to the Agent, including, without limitation, fees and expenses referred to in Sections 3.4.7, 10.3 and 10.4;

          (b)   second,   to  pay   Obligations   in  respect  of  any   expense
     reimbursements or indemnities then due to the Lenders and the Issuers;

          (c) third, to pay Obligations in respect of any fees then due to the Agent, the Lenders and the Issuers;

          (d) fourth, to pay interest due in respect of the Loans and Letters of Credit;

          (e) fifth, to pay the principal outstanding with respect to the Loans;

          (f) sixth, to cash collateralize the Letter of Credit Outstandings on terms in form and substance satisfactory to the Agent; and

          (g) seventh, to the payment of all other Obligations;

provided, however, all available funds being applied with respect to any such Obligations referred to in any one of the above clauses shall be allocated to the payment of such Obligations ratably, based on the proportion of the Agent's, each Lender's and the Issuer's interest in the aggregate outstanding Obligations described in such clauses.

                                   ARTICLE IX

                                    THE AGENT

     SECTION 9.1 Actions. Each Lender hereby appoints IBJW as Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agent, pro rata according to such Lender's Percentage of the Revolving Loan Commitment hereunder, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Agent is not reimbursed by the Borrowers; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the gross negligence or willful misconduct of the Agent. The Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent shall be or become, in the determination of the Agent, inadequate, the Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     SECTION 9.2 Funding Reliance, etc. Unless the Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m. (New York City time), on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Agent may assume that such Lender has made such amount available to the Agent and, in reliance upon such assumption, make available to the Borrowers a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Agent, such Lender and the Borrowers severally agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to the Borrowers to the date such amount is repaid to the Agent at the interest rate applicable at the time to Loans comprising such Borrowing.

     SECTION 9.3 Exculpation. Neither the Agent nor any of its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor be responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrowers of their obligations hereunder or under any other

Loan Document. Any such inquiry which may be made by the Agent shall not obligate it to make any further inquiry or to take any action. The Agent shall not be deemed to have knowledge of the existence of any Default or Event of Default unless it has received written notice that refers specifically to the same. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agent believes to be genuine and to have been presented by a proper Person.

     SECTION 9.4 Successor. The Agent may resign as such at any time upon at least 30 days' prior notice to USAM and all the Lenders. If no successor Agent shall have been appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, (a) appoint a successor Agent, which shall be one of the Lenders or a commercial banking or finance institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking or finance institution, and having a combined capital and surplus of at least $250,000,000 or (b) designate the Lenders to perform the Agent's responsibilities. The successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of

          (a) this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement; and

          (b) Section 10.3 and Section 10.4 shall continue to inure to its benefit.

     SECTION 9.5 Loans by IBJW. IBJW shall have the same rights and powers with respect to (x) the Loans made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not, the Agent. IBJW and each of its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrowers or any Subsidiary or Affiliate of the Borrowers as if it were not the Agent hereunder.

     SECTION 9.6 Credit Decisions. Each Lender acknowledges that it has, independently of the Agent and each other Lender, and based on such Lender's review of the financial information of the Borrowers, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Revolving Loan Commitment. Each Lender also acknowledges that it will, independently of the Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

     SECTION 9.7 Copies, etc. The Agent shall give prompt notice to each Lender of each notice or request given to the Agent by the Borrowers and required to be delivered to the

Lenders pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrowers). The Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Agent from the Borrowers for distribution to the Lenders by the Agent in accordance with the terms of this Agreement.

     SECTION 9.8 Certain Collateral Matters. The Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Loan Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Loan Documents.

          (a) Each Lender agrees that no Lender shall have any right individually to seek to realize upon the Collateral, it being agreed that such rights and remedies may be exercised solely by the Agent for the benefit of the Lenders and the Agent pursuant to the terms of the Loan Documents.

          (b) The Lenders irrevocably authorize the Agent, at its option and in its discretion, to release any security interest or Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Revolving Loan Commitment and payment in full of all Loans and all other Obligations payable under this Agreement and under any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which the Borrowers or any Subsidiary thereof owned no interest at the time the security interest and/or Lien was granted or at any time thereafter; (iv) constituting property leased to the Borrowers or any Subsidiary thereof under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Borrowers or such Subsidiary to be, renewed or extended; (v) consisting of an instrument evidencing
     Indebtedness or other debt instrument, if the Indebtedness evidenced thereby has been paid in full; or (vi) if approved, authorized or ratified in writing by the Required Lenders or, if required by Section 10.1, each Lender. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of collateral pursuant to this Section 9.8.

     SECTION 9.9 Application to Issuers. Each Issuer shall have all of the benefits and immunities (a) provided to the Agent in this Article IX with respect to any acts taken or omissions suffered by such Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent", as used in this Article IX, included such Issuer with respect to such acts or omissions, and (b) as additionally provided in this Agreement with respect to such Issuer.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     SECTION 10.1 .Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrowers and the Agent (acting only at the direction or with the authority of the Required Lenders); provided, however, that no such amendment, modification or waiver which would:

          (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

          (b) modify this Section 10.1, increase the Revolving Loan Commitment Amount or the Percentage of any Lender, reduce any fees described in
     Article III, change the time for payment of fees to the Lenders described in Article III, release all or any substantial part of the Collateral except as otherwise specifically provided in any Loan Document, release or limit any Obligor from its guarantee obligations under Loan Document except as otherwise specifically provided therein or alter in any manner the pro rata sharing of payments required hereunder, shall be made without the consent of any Lender affected thereby;

          (c) change the definition of "Required Lenders" or any other provision of this Agreement or other Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, shall be made without the consent of any Lender;

          (d) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment under clause (b), (c) or (d) of Section 3.1.2 of principal of, or interest on, any Loan (or reduce the principal amount of or rate of interest on any Loan or Reimbursement Obligation), change the schedule of reductions to the Revolving Loan Commitment provided for in
     Section 2.3(b) or extend the Revolving Loan Commitment Termination Date without the consent of the holder of that Note evidencing such Loan;

          (e) increase the Stated Amount of any Letter of Credit unless consented to by each Issuer; or

          (f) affect adversely the interests, rights or obligations of the Agent or any Issuer in its capacity as Agent or such Issuer, as the case may be.

No failure  or delay on the part of the  Agent,  any Lender or the holder of any
Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Agent, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder. The remedies provided in this Agreement are cumulative, and not exclusive of remedies provided by law.

     SECTION 10.2 Notices. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing and addressed, delivered or transmitted to such party at its address or telecopy number set forth on Schedule III hereto (or set forth in a Lender Assignment Agreement) or at such other address or telecopy number as may be designated by such party in a notice to the other parties given in accordance with this
Section 10.2. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given three Business Days after posting; any notice, if sent by prepaid overnight express shall be deemed delivered on the next Business Day; any notice, if transmitted by telecopy, shall be deemed given when sent, with confirmation of receipt; any notice, if transmitted by hand, shall be deemed received when delivered.

     SECTION 10.3 Payment of Costs and Expenses. The Borrowers jointly and severally agree to pay on demand all reasonable expenses of the Agent (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent, including the allocated fees and expenses of in-house counsel, and consultants, if any, who may be retained in connection with the transactions contemplated hereby by the Agent) in connection with

          (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, and the Lenders' and the Agent's consideration of their rights and remedies hereunder or in connection herewith from time to time whether or not the transactions contemplated hereby or thereby are consummated;

          (b) the filing, recording, refiling or rerecording of the Pledge Agreement, the Real Estate Mortgages, the Security Agreement (and any supplements thereto) and any other security instruments executed in connection with the transactions contemplated hereby and/or U.C.C. financing statements relating thereto, all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or the Pledge Agreement, the Real Estate Mortgages, the Security Agreement or such other documents;

          (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document;

          (d) sums paid or incurred to pay any amount or take any action required by the Borrowers or any other Obligor under the Loan Documents that the Borrowers or any such Obligor fails to pay or take;

          (e) costs of appraisals, field exams, inspections and verification of the Collateral, including, without limitation, travel, lodging, meals and other charges, including the costs, fees and expenses of independent auditors and appraisers; and

          (f) all amounts referred to in Section 3.4.6 with respect to the Lock-Box Accounts and the Concentration Account.

The Borrowers further jointly and severally agree to pay, and to save the Agent, each Issuer and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions hereunder, or the issuance of the Notes or any other Loan Documents. The Borrowers jointly and severally agree to reimburse the Agent, each Issuer and each Lender upon demand for all reasonable expenses (including, without limitation, the fees and out-of-pocket expenses of counsel to the Agent, each Issuer and each Lender, including the allocated fees and expenses of in-house counsel and consultants, if any, who may be retained by such persons) incurred by the Agent or each such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations. The Borrowers further jointly and severally agree to reimburse the Agent on demand for all administration, audit and monitoring expenses incurred in connection with determinations made in respect of those items included in determining the Borrowing Base Amount. To the extent the Borrowers fail to pay any such amount, each Lender hereunder agrees to pay to the Agent its pro rata share of such unpaid amount.

     SECTION 10.4 Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Revolving Loan Commitment, the Borrowers hereby jointly and severally agree to indemnify, exonerate and hold the Agent, each Issuer and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities, damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

          (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or with any Letter of Credit;

          (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrowers as the result of any determination by the Required Lenders pursuant to Article V not to fund any Borrowing);

          (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrowers or any of their Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Agent or any Lender is party thereto;

          (d)   Environmental   Laws   relating  to  the   Borrowers   or  their
     Subsidiaries, including the assertion of any lien thereunder;

          (e) the presence on or under, or the discharge, emission, spill or disposal from, any real property owned or leased by the Borrowers or any of their Subsidiaries or into or upon any land or the atmosphere, of any Hazardous Material where a source of the Hazardous Material is such real property (including, without limitation: (i) the costs of defending and or counterclaiming or claiming over against third parties in respect of any related action or matter; and (ii) any cost, liability or damage arising out of a settlement of any action entered into by the Lender);

          (f) complying with or otherwise in connection with any order, consent, decree, settlement, judgement or verdict arising from the deposit, storage, disposal, burial, dumping, injection, spilling, leaking, or other placement or release in, on or from any real property owned or leased by any of the Borrowers or any of their Subsidiaries of any Hazardous Material (including without limitation any order under the Environmental Laws to clean-up or decommission), whether or not such deposit, storage, disposal, burial, dumping, injecting, spillage, leaking or other placement or release in, on or from any such real property of any Hazardous Material:

               (i) results by, through or under property owned or leased by the Borrowers or any of their Subsidiaries; or

               (ii) occurred with the Borrowers' knowledge and consent; or

               (iii) occurred before or after the Effective Date, whether with or without the Borrower's knowledge;

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrowers hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     SECTION 10.5 Survival. The obligations of the Borrowers under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under Section 9.1, shall in each case survive any termination of this Agreement, the payment in full of all the Obligations and the termination of the Revolving Loan Commitment. All covenants, agreements, representations and warranties made by the Obligors in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Credit Extension, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agent or any
Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder.

     SECTION 10.6 Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.7 Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION 10.8 Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of each Borrower and each initial Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to USAM and each Lender.

     SECTION 10.9 Governing Law; Entire Agreement. THIS AGREEMENT AND THE NOTES SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 10.10 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

          (a) the Borrowers may not assign or transfer their rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and

          (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.

     SECTION 10.11 Sale and Transfer of Loans and Notes; Participations in Loans and Notes. Each Lender may assign, or sell participations in, its Loans and the Revolving Loan Commitment to one or more other Persons in accordance with this
Section 10.11.

     SECTION 10.11.1 Assignments. Any Lender (the "Assignor Lender"), with the written consent of the Borrowers and the Agent (which consent, in the case of the Borrowers, shall not to be unreasonably withheld or delayed and shall not, in any event, be required if any Default or Event of Default shall have occurred and be continuing), may at any time assign and delegate all or any fraction of such Lender's Loans, Letter of Credit participations and the Revolving Loan Commitment to one or more commercial banks, finance companies, insurance companies or other financial institutions or funds, and with notice to the Borrowers and the Agent, but without the consent of the Borrowers or the Agent, may assign and delegate to any of its Affiliates or to any other Lender (each Person described in either of the foregoing clauses as the Person to whom such assignment and delegation is to be made being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans, Letter of Credit participations and the Revolving Loan Commitment in a minimum aggregate amount of

$5,000,000 (or, if less, the total of such Lender's Revolving Loan Commitment Amount and aggregate principal amount of Loans outstanding); provided, however, that the Borrowers, each other Obligor and the Agent shall be entitled to continue to deal solely and directly with such Assignor Lender in connection with the interests so assigned and delegated to an Assignee Lender until

          (i) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrowers and the Agent by the Assignor Lender and the Assignee Lender;

          (ii) the Assignee Lender and the Assignor Lender shall have executed and delivered to the Borrowers and the Agent a Lender Assignment Agreement, accepted by the Agent; and

          (iii) the processing fees described below shall have been paid.

From and after the date that the Agent accepts such Lender Assignment Agreement,
(x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the Assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Agent has received an executed Lender Assignment Agreement, the Borrowers shall execute and deliver to the Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Revolving Loan Commitment and, if the Assignor Lender has retained Loans and the Revolving Loan Commitment hereunder, replacement Notes in the principal amount of the Loans and the Revolving Loan Commitment retained by the Assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such Assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The Assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrowers. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the Assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. The Assignor Lender or the Assignee Lender must also pay a processing fee to the Agent upon delivery of any Lender Assignment Agreement in the amount of $4,000. Any attempted assignment and delegation not made in accordance with this Section
10.11.1 shall be null and void.

     (a) Notwithstanding clause (a), any Lender may assign and pledge all or any portion of its Loans and Notes and other rights to a Federal Reserve Bank as collateral security; provided, however, that no such assignment under this clause (b) shall release the Assignor Lender from any of its obligations hereunder.

     SECTION 10.11.2 Participations. (a) Any Lender may at any time with the consent of the Agent sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the Loans, the Revolving Loan Commitment, or other interests of such Lender hereunder; provided, however, that

          (i) no participation contemplated in this Section 10.11.2 shall relieve such Lender from its Revolving Loan Commitment or its other obligations hereunder or under any other Loan Document;

          (ii) such Lender shall remain solely responsible for the performance of its Revolving Loan Commitment and such other obligations;

          (iii) the Borrowers and each other Obligor and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents; and

          (iv) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b), (c) or (d) of Section 10.1.

     (b) The Borrowers acknowledge and agree that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, shall be considered a Lender.

     SECTION 10.12 Other Transactions. Nothing contained herein shall preclude either the Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrowers or any of their Affiliates in which the Borrowers or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION 10.13 Guaranty of Borrowers.

          (a) Guaranty. Each Borrower unconditionally and irrevocably guarantees the full and prompt payment when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, all amounts which would have become due but for the operation of the automatic stay under
     Section 362(a) of the Federal Bankruptcy Code, 11 U.S.C. 362(a)), of all Obligations of the other Borrower, whether for principal, interest, fees, expenses or otherwise, and including any and all costs and expenses (including reasonable attorney costs) incurred by the Agent or any Lender in enforcing any of their respective rights with respect thereto. The foregoing guaranty constitutes a guaranty of payment when due and not merely of collection, and each Borrower specifically agrees that it shall not be necessary or required that the Agent or any Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Obligor before or as a condition to the obligations of such Borrower hereunder.

          (b) Acceleration of Guaranty. Each Borrower agrees that (i) in the event that any Obligor is subject to any proceeding of the nature referred to in Section 8.1.9, or (ii) upon notice of acceleration of the Obligations from the Agent pursuant to Section 8.3, and if any such event shall occur at a time when any of the Obligations may not then be due and payable, such Borrower will pay to the Lenders forthwith the full amount which would be payable hereunder by such Borrower if all the Obligations were then due and payable.

          (c) Guaranty Absolute. The guaranty pursuant to this Section 10.13 is a continuing, absolute, unconditional and irrevocable guarantee of payment and shall remain in full force and effect until all the Obligations have been indefeasibly paid in full in cash and the Revolving Loan Commitment shall have permanently terminated. The Borrowers guaranty that the Obligations will be paid strictly in accordance with the terms of each agreement under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any of the Lenders with respect thereto. The liability of each of the Guarantors under this Section 10.13 shall be absolute and unconditional irrespective of:

               (i) any lack of validity, legality or enforceability of this Agreement, the Notes, any other Loan Document or any other agreement or instrument relating to any thereof;

               (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any compromise, renewal, extension, acceleration or release with respect thereto, or any other amendment or waiver of or any consent to departure from this Agreement, the Notes or any other Loan Document;

               (iii) any addition, exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

               (iv) the failure of the Agent or any Lender

               (A) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other guarantor) under the provisions of this Agreement, any Note, any other Loan Document or otherwise, or

               (B) to exercise any right or remedy against any other guarantor of, or Collateral securing, any of the Obligations;

               (v) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement, any Note or any other Loan Document;

               (vi) any defense, set-off or counterclaim which may at any time be available to or be asserted by Obligor against the Agent or any Lender;

               (vii) any reduction, limitation, impairment or termination of the
          Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Borrower hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligations or otherwise; or

               (viii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor.

          (d) Reinstatement, etc. Each Borrower agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by the Agent or any Lender, upon any Obligor being subject to any proceeding of the nature referred to in Section 8.1.9 or otherwise, all as though such payment had not been made.

          (e) Waiver. Each Borrower hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this guaranty, and any requirement that the Agent or any Lender protect, secure, perfect or insure any Lien on any of the Collateral or other property or exhaust any right or take any action against any other Obligor or any other Person (including any other guarantor) or any Collateral securing the Obligations.

          (f) Waiver of Subrogation. Each Borrower hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against any Obligor that arise from the existence, payment, performance or enforcement of its obligations under its guaranty hereunder, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Agent or any Lender against any Obligor or any Collateral which the Agent or any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from any Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Borrower in violation of the preceding sentence and the Obligations shall not have been paid in cash in full and the Commitments have not been permanently terminated, such amount shall be deemed to have been paid to such Borrower for the benefit of, and held in trust for, the Lenders, and shall forthwith be paid to the Agent on behalf of the Lenders to be credited and applied against the Obligations, whether matured or unmatured. Each Borrower acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

     SECTION 10.14 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS

OR THE BORROWERS SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE FEDERAL OR STATE COURTS OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT SUCH BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 10.15 Waiver of Jury Trial, etc. THE AGENT, THE LENDERS AND THE BORROWERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWERS. EACH BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     SECTION 10.16 Waiver of Certain Claims. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER AND EACH OF ITS SUBSIDIARIES SHALL NOT ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST THE AGENT AND EACH LENDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT,

CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, ANY LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, ANY CREDIT EXTENSION OR THE USE OF THE PROCEEDS THEREOF.

     SECTION 10.17 Borrower Consents, Notices, etc. By execution of this Agreement each of the Borrowers appoint the Borrower Representative as its agent to make all requests for Credit Extensions hereunder. In addition, each Borrower agrees that (a) any notice received from the Agent or any Lender by any Borrower shall be deemed received contemporaneously by all the Borrowers and (b) each item delivered by or consented or otherwise approved by any Borrower shall irrevocably bind all the Borrowers.

     SECTION 10.18 Sanford Leased Premises. If there is at any time any default by a Borrower under the lease with the Sanford Airport Authority, or any Borrower is not performing thereunder, the Agent may, in its sole discretion, cure the same by using amounts deposited in the Concentration Account from time to time. The Borrowers hereby appoint the Agent their attorney-in-fact in taking all such actions and agree that the Agent shall not incur any liability in so acting.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              U.S. AUTOMOTIVE MANUFACTURING, INC.

                              By: ________________________________
                                  Name:
                                  Title:


                              QUALITY AUTOMOTIVE COMPANY

                              By: ________________________________
                                  Name:
                                  Title:


                              US AUTOMOTIVE FRICTION, INC.

                              By: ________________________________
                                  Name:
                                  Title:


                              IBJ WHITEHALL BUSINESS CREDIT CORPORATION,
                                as the Agent

                              By: ________________________________
                                  Name:
                                  Title:


                              LENDERS

                              IBJ WHITEHALL BUSINESS CREDIT CORPORATION

                              By: ________________________________
                                  Name:
                                  Title:

                                                                      SCHEDULE I

                               DISCLOSURE SCHEDULE

ITEM 3.4.1(a)         Lock-Box Accounts.

ITEM 5.1.4            Required Consents and Approvals.

ITEM 6.7(a)           Litigation

ITEM 6.7(b)           Labor Contracts.

ITEM 6.8              Initial Capitalization.

ITEM 6.9              Real Property.

ITEM 6.11             Plans.

ITEM 6.12             Environmental Matters.

ITEM 6.15             Governmental Approvals.

ITEM 6.16             Defaults

ITEM 6.19             Material Agreements.

ITEM 6.21             Insurance.

ITEM 7.2.2(b)         Indebtedness to be Paid.

ITEM 7.2.2(c)         Ongoing Indebtedness.

ITEM 7.2.3(c)         Existing Liens.

ITEM 7.2.5(a)         Ongoing Investments.

                                                                     SCHEDULE II

                                   PERCENTAGES

================================================================================
                                                      Revolving Loan Commitment
                            Lender
--------------------------------------------------------------------------------
IBJ Whitehall Business Credit Corporation                       100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                                                    SCHEDULE III

                           ADMINISTRATIVE INFORMATION

Borrowers
US Automotive Manufacturing, Inc.
Quality Automotive Company
US Automotive Friction, Inc.
Route 627, Airport Drive
Tappahannock, VA 22560
Attention: Martin Chevalier
Telecopier No.: (804) 443-5611
Telephone No.: (804) 443-3032

Agent

IBJ Whitehall Business Credit Corporation
One State Street
New York, New York  10004
Attention:  Adam Moskowitz
Telecopier No.:  (212) 858-2151
Telephone No.:  (212) 858-2668

Lenders

IBJ Whitehall Business Credit Corporation

Domestic Office
One State Street
New York, New York  10004
Attention:  Joesph Ciciolo
Telecopier No.:  (212) 858-2936
Telephone No.:  (212) 858-2764

LIBOR Office
One State Street
New York, New York  10004
Attention:  Joesph Ciciolo
Telecopier No.:  (212) 858-2936
Telephone No.:  (212) 858-2764

Administrative Office
One State Street
New York, New York  10004
Attention:  Adam Moskowitz
Telecopier No.: (212) 858-2151
Telephone No.: (212) 858-2668

                                                                       EXHIBIT G



                                PLEDGE AGREEMENT

     PLEDGE AGREEMENT, dated as of July 30, 1999 (as amended, supplemented, restated or otherwise modified from time to time, this "Agreement"), made by U.S. AUTOMOTIVE MANUFACTURING, INC., a Delaware corporation, QUALITY AUTOMOTIVE COMPANY, a Delaware corporation and US AUTOMOTIVE FRICTION, INC., a Delaware corporation (collectively, the "Borrowers"), and each of the other Persons (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided for in Article I) listed on the signature pages hereof (such other Persons, together with the Additional Pledgors (as defined in Section 7.2(b)), and the Borrowers, are collectively referred to as the "Pledgors" and individually as a "Pledgor"), in favor of IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as agent (in such capacity, the "Agent") for each of the Lender Parties.

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrowers, the various lending institutions (individually a "Lender" and collectively the "Lenders") as are, or may from time to time become, parties thereto and the Agent, the Lenders have extended Commitments to make Credit Extensions to the Borrowers;

     WHEREAS, as a condition precedent to the making of the initial Credit Extension under the Credit Agreement, the Pledgors are required to execute and deliver this Agreement; and

     WHEREAS, each Pledgor has duly authorized the execution, delivery and performance of this Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Credit Extensions (including the initial Credit Extension) to the Borrowers pursuant to the Credit Agreement, each Pledgor agrees, for the benefit of each Lender Party, as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1 Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Additional Pledgors" is defined in clause (b) of Section 7.2.

     "Agent" is defined in the preamble.

     "Agreement" is defined in the preamble.

     "Borrower" and "Borrowers" are defined in the preamble.

     "Collateral" is defined in Section 2.1.

     "Credit Agreement" is defined in the first recital.

     "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

     "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not as a liquidating dividend.

     "Lender" and "Lenders" are defined in the first recital.

     "Lender Party" means, as the context may require, any Lender, any Issuer or the Agent and each of its respective successors, transferees and assigns.

     "Pledge Agreement Supplement" is defined in clause (b) of Section 7.2.

     "Pledged Note Issuer" means each Person identified in Item A of Attachment 1 hereto as the issuer of the Pledged Note identified opposite the name of such Person.

     "Pledged Notes" means all promissory notes of any Pledged Note Issuer that are delivered by each Pledgor to the Agent as Pledged Property hereunder, as such promissory notes, in accordance with Section 4.4, are amended, modified, supplemented, restated or otherwise modified from time to time and together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor. The form of the original Pledged Notes hereunder is attached at Attachment 2 hereto.

     "Pledged Property" means all Pledged Shares, Pledged Notes, and all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due with respect thereto, all other instruments that are now being delivered by each Pledgor to the Agent or may from time to time hereafter be delivered by each Pledgor to the

Agent for the purpose of pledge under this Agreement or any other Loan Document, and all proceeds of any of the foregoing.

     "Pledged Share Issuer" means each Person identified in Item B of Attachment 1 hereto as the issuer of the Pledged Shares identified opposite the name of such Person.

     "Pledged Shares" means the shares of capital stock of any Pledged Share Issuer in the amounts and percentages listed on Attachment 1 hereto.

     "Pledgor" and "Pledgors" is defined in the preamble.

     "Secured Obligations" is defined in Section 2.2.

     "Securities Act" is defined in Section 6.2.

     "U.C.C." means the Uniform Commercial Code as from time to time in effect in the State of New York or, with respect to any Collateral located in any state other than the State of New York, the Uniform Commercial Code as from time to time in effect in such state.

     SECTION 1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     SECTION 1.3 U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II
                                     PLEDGE

     SECTION 2.1 Grant of Security Interest. Each Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Agent, for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in, all of the following property (collectively, the "Collateral"):

          (a) all promissory notes of each Pledged Note Issuer identified in Item A of Attachment 1 hereto;

          (b) all other promissory notes of any Pledged Note Issuer issued from time to time to any Obligor, as such promissory notes are amended, modified, supplemented, restated or otherwise modified from time to time and together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor;

          (c) all issued and outstanding shares of capital stock of each Pledged Share Issuer identified in Item B of Attachment 1 hereto and all additional shares of capital stock of Subsidiaries of the Borrowers from time to time acquired by such Pledgor in any manner (other than shares of voting capital stock in any Foreign Subsidiary, in which case only 66% of the issued and outstanding shares of capital stock or other ownership interests of such Pledgor in such Foreign Subsidiary), and the certificates representing such shares;

          (d) all other securities, all assignments of any amounts due or to become due with respect thereto, and all other instruments from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the items listed in clauses (a), (b) and (c) above;

          (e) all Dividends, Distributions, interest, and other payments and rights with respect to any of the items listed in clauses (a), (b), (c) and
     (d) above; and

          (f) all proceeds of any of the foregoing.

     SECTION 2.2 Security for Obligations. This Agreement secures the payment in full of all Obligations, including all amounts payable by each Borrower and each other Obligor under or in connection with the Credit Agreement, the Notes and each other Loan Document, whether for principal, interest, costs, fees, expenses, indemnities or otherwise and whether now or hereafter existing (all of such obligations being the "Secured Obligations").

     SECTION 2.3 Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares and all Pledged Notes, shall be delivered to and held by or on behalf of (and, in the case of the Pledged Notes, endorsed to the order of) the Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

     SECTION 2.4 Dividends on Pledged Shares and Payments on Pledged Notes. In the event that any Dividend is to be paid on any Pledged Share or any payment of principal or interest is to be made on any Pledged Note at a time when (a) no Default of the nature referred to in Section 8.1.9 of the Credit Agreement has occurred and is continuing, and (b) no Event of Default has occurred and is continuing, such Dividend or payment may be paid directly to each Pledgor. If any such Default or Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Agent.

     SECTION 2.5 Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect  until  payment in full in cash of
     all  Secured   Obligations  and  the  termination  of  the  Revolving  Loan
     Commitment,

          (g) be binding upon each Pledgor and its successors, transferees and assigns, and

          (h) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and each other Lender Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 10.11 and Article IX of the Credit Agreement. Upon the indefeasible payment in full in cash of all Secured Obligations and the termination of the Revolving Loan Commitment, the security interest granted herein shall terminate and all rights to the Collateral shall revert to each Pledgor. Upon any such termination, the Agent will, at each Pledgor's sole expense, deliver to such Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares and all Pledged Notes, together with all other Collateral held by the Agent hereunder, and execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination or release.

     SECTION 2.6 Security Interest Absolute. All rights of the Agent and the security interests granted to the Agent hereunder, and all obligations of each Pledgor hereunder, shall be, to the extent permitted by applicable law, absolute and unconditional, irrespective of

          (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document,

          (b) the failure of any Lender Party or any holder of any Note

               (i) to assert any claim or demand or to enforce any right or remedy against any Pledgor, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document, or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligation of any Pledgor or any other Obligor,

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Obligation of any Pledgor or any other Obligor, including any increase in the Secured Obligations resulting from the extension of additional credit to any Pledgor or any other Obligor or otherwise,

          (d) any reduction, limitation, impairment or termination of any Secured Obligation of any Pledgor or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation of any Pledgor, any other Obligor or otherwise,

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document,

          (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or

          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Pledgor, any other Obligor, any surety or any guarantor.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1 Warranties, etc. Each Pledgor represents and warrants unto each Lender Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares and each pledge and delivery of a Pledged Note) by such Pledgor to the Agent of any Collateral, as set forth in this Article.

     SECTION 3.1.1 Ownership, No Liens, etc. Such Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all Liens, except for this security interest granted pursuant hereto in favor of the Agent and as provided in the Intercreditor Agreement.

     SECTION 3.1.2 Valid Security Interest. The delivery of such Collateral to the Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations. No filing or other action will be necessary to perfect or protect such security interest.

     SECTION 3.1.3 As to Pledged Notes. In the case of each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

     SECTION 3.1.4 As to Pledged Shares. In the case of any Pledged Shares constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all (or, in the case of a Pledged Share Issuer that is an Excluded Foreign Subsidiary, 66%
(subject to Section 7.1.9 of the Credit Agreement)) of the issued and outstanding shares of voting capital stock and 100% of the non-voting capital stock of each Pledged Share Issuer (or, if less, 100% of the issued and outstanding shares of capital stock of such Pledged Share Issuer owned by such Pledgor). The Pledgors have no Subsidiaries other than (a) the Pledged Share Issuers and (b) Subsidiaries of Excluded Foreign Subsidiaries.

     SECTION 3.1.5 Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

          (a) for the pledge by such Pledgor of any Collateral pursuant to this Agreement or for the execution, delivery, and performance of this Agreement by such Pledgor, or

          (b) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except, with respect to the Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally.

     SECTION 3.1.6 Due Execution, Validity, Etc. Such Pledgor has full power and authority, and holds all requisite governmental licenses, permits and other approvals, to enter into and perform its obligations under this Agreement. The execution, delivery and performance by such Pledgor of this Agreement does not contravene or result in a default under such Pledgor's Organic Documents or contravene or result in a default under any material contractual restriction, Lien or governmental regulation or court decree or order binding on such Pledgor. This Agreement has been duly authorized by such Pledgor, has been duly executed and delivered on behalf of such Pledgor and constitutes the legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor's right generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     SECTION 3.1.7 Other Loan Documents. Each representation and warranty of such Pledgor contained in each Loan Document to which it is a party is true and correct in all material respects as of such date (unless such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

                                   ARTICLE IV
                                    COVENANTS

     SECTION 4.1 Protect Collateral; Further Assurances, etc. No Pledgor will sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Agent). Each Pledgor will warrant and defend the right and title herein granted unto the Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Each Pledgor agrees that at any time, and from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. The Pledgor will not permit any Pledged Share Issuer to issue any capital stock unless the same (or, in the case of a Pledged Share Issuer that is an Excluded Foreign Subsidiary, 66% of the same that is voting capital stock (subject to Section 7.1.9 of the Credit Agreement)) is immediately delivered in pledge to the Agent hereunder.

     SECTION 4.2 Stock Powers, etc. Each Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by such Pledgor pursuant to this Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Agent. Each Pledgor will, from time to time upon the request of the Agent, promptly deliver to the Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Agent, with respect to the Collateral as the Agent may reasonably request and will, from time to time upon the request of the Agent after the occurrence of any Default of the nature referred to in Section 8.1.9 of the Credit Agreement or any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Agent.

     SECTION 4.3 Continuous Pledge. Subject to Section 2.4, each Pledgor will, at all times, keep pledged to the Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to such Pledgor in respect of any Collateral.

     SECTION 4.4 Voting Rights; Dividends, etc. Each Pledgor agrees:

          (a) after any Default of the nature referred to in Section 8.1.9 of the Credit Agreement or any Event of Default shall have occurred and be continuing, promptly upon receipt thereof by such Pledgor and without any request therefor by the Agent, to deliver (properly endorsed where required hereby or requested by the Agent) to the Agent all Dividends, Distributions, interest, principal, other cash payments, and proceeds of the Collateral, all of which shall be held by the Agent as additional Collateral for use in accordance with Section 6.3; and

          (b) after Default of the nature referred to in Section 8.1.9 of the Credit Agreement or any Event of Default shall have occurred and be continuing and the Agent has notified such Pledgor of the Agent's intention to exercise its voting power under this clause (b):

               (i) the Agent may exercise (to the exclusion of such Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and such Pledgor hereby grants the Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

               (ii) such Pledgor shall promptly deliver to the Agent such additional proxies and other documents as may be necessary to allow the Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by any Pledgor but which such Pledgor is then obligated to deliver to the Agent, shall, until delivery to the Agent, be held by each Pledgor separate and apart from its other property in trust for the Agent. The Agent agrees that unless a Default of the nature referred to in Section 8.1.9 of the Credit Agreement or an Event of Default shall have occurred and be continuing and the Agent shall have given the notice referred to in clause (b), each Pledgor shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Agent shall, upon the written request of each Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by each Pledgor which are necessary to allow such Pledgor to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Agreement).

     SECTION 4.5 Additional Undertakings. Each Pledgor will not, without the prior written consent of the Agent:

          (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note (including any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof; or

          (b) take or omit to take any action the taking or the omission of which could result in any impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Collateral.

                                    ARTICLE V
                                    THE AGENT

     SECTION 5.1 Agent Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, for the purpose of carrying out the terms of this Agreement, to take, upon the occurrence and during the continuance of any Default of the nature referred to in Section 8.1.9 of the Credit Agreement or any Event of Default, any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Pledgor hereby gives the Agent the power and right, on behalf of such Pledgor, without notice to or assent by such Pledgor, to do any or all of the following:

          (a) in the name of such Pledgor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or in respect of any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under or in respect of any Collateral whenever payable; and

          (b) (i) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (ii) ask or demand for, collect, and receive payment of and give receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) receive, collect, sign and indorse any drafts or other instruments, documents and chattel paper in connection in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against such Pledgor with respect to any Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Agent may deem appropriate; and (vii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent's option and such Pledgor's expense, at any time, or from time to time, all acts and things that the Agent deems necessary to protect, preserve or realize upon the Collateral and the Lender Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Pledgor might do.

Each Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2 Agent May Perform. If any Pledgor fails to perform any agreement contained herein, upon prior notice to the relevant Pledgor, the Agent may itself perform, or cause performance of, such agreement and the reasonable expenses of the Agent incurred in connection therewith shall be payable by such Pledgor pursuant to Section 6.4; provided, however, if any Default of the nature referred to in Section 8.1.9 of the Credit Agreement or Event of Default has occurred and is continuing, no such notice shall be required.

     SECTION 5.3 Agent Has No Duty. The powers conferred on the Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the U.C.C. or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (including (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Agent has or is deemed to have knowledge of such matters, and (b) the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral). The powers conferred on the Agent hereunder are solely to protect the Lender Parties' interests in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Agent nor any of its officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                                   ARTICLE VI
                                    REMEDIES

     SECTION 6.1 Certain Remedies. If any Event of Default shall have occurred and be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), sell, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing) in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) The Agent may

               (i) transfer all or any part of the Collateral into the name of the Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Agent of any amount due or to become due thereunder,

               (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (iv) endorse any checks, drafts, or other writings in each Pledgor's name to allow collection of the Collateral,

               (v) take control of any proceeds of the Collateral, and

               (vi) execute (in the name, place and stead of each Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

Each such purchaser of the Collateral shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Agent shall give the Pledgors 10 days' written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the U.C.C.) of the Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or time within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchase or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Lender Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Lender Party from any Pledgor as a credit against the purchase price, and such Lender Party may upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor.

     SECTION 6.2 Securities Laws. If the Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, each Pledgor agrees that, upon request of the Agent, such Pledgor will, at its own expense:

          (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Agent;

                  (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

                  (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Agent or the Lender Parties by reason of the failure by such Pledgor to perform any of the covenants contained in this Section and, consequently, to the extent permitted under applicable law, agrees that, if such Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Agent) of the Collateral on the date the Agent shall demand compliance with this Section.

     SECTION 6.3 Compliance with Restrictions. Each Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and each Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent be liable nor accountable to any Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION 6.4 Application of Proceeds. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Agent pursuant to Section 10.3 of the Credit Agreement and
Section 6.5 below) in whole or in part by the Agent for the ratable benefit of the Lender Parties against all or any part of the Secured Obligations in accordance with Section 8.4 of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full in cash of all the Secured Obligations, and the termination of all Commitments, shall be paid over to the applicable Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 6.5 Indemnity and Expenses. Each Pledgor hereby agrees to jointly and severally indemnify and hold harmless the Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Agreement (including enforcement of this

Agreement), except claims, losses, or liabilities resulting from the Agent's gross negligence or willful misconduct as determined by the final judgment of a court of competent jurisdiction. Upon demand, each Pledgor will pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with:

          (a) the administration of this Agreement, the Credit Agreement and each other Loan Document;

          (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

          (c) the exercise or enforcement of any of the rights of the Agent hereunder; or

          (d) the failure by such Pledgor to perform or observe any of the provisions hereof.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     SECTION 7.1 Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof including Article X thereof.

     SECTION 7.2 Amendments, etc.; Additional Pledgors; Successors and Assigns.

          (a) No amendment to or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and, in the case of any such amendment, each Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

          (b) Upon the execution and delivery by any Person of a pledge agreement supplement in substantially the form of Attachment 3 hereto (each a "Pledge Agreement Supplement"), (i) such Person shall be referred to as an "Additional Pledgor" and shall be and become a Pledgor, and each reference in this Agreement to "Pledgor" shall also mean and be a reference to such Additional Pledgor and (ii) the attachment supplement attached to each Pledge Agreement Supplement shall be incorporated into and become a part of and supplement Attachment 1 hereto, and the Agent may attach such attachment supplements to Attachment 1, and each reference to Attachment 1 shall mean and be a reference to Attachment 1, as supplemented pursuant hereto.

          (c) Any Pledgor that becomes an Excluded Foreign Subsidiary after the date hereof shall, upon written request of such Pledgor to the Agent and at the sole cost of such Pledgor, be released from the terms hereof pursuant to documentation reasonably satisfactory to the Agent.

          (d) This Agreement shall be binding upon each Pledgor and its successors, transferees and assignees and shall inure to the benefit of and be enforceable by the Agent and each other Lender Party and their respective successors and assigns; provided, however, that no Pledgor may assign its obligations hereunder without the prior written consent of the Agent.

     SECTION 7.3 Protection of Collateral. The Agent may from time to time, at its option and at the expense of the Pledgors, perform any act which any Pledgor agrees hereunder to perform and which such Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default) and the Agent may from time to time take any other action which the Agent deems necessary or appropriate for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

     SECTION 7.4 Addresses for Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile transmission and, if to any Pledgor, at the address of USAM provided for in the Credit Agreement, and, if to the Agent, at the address provided for in the Credit Agreement, or as to any such party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications, if mailed and properly addressed with postage prepaid, shall be deemed given three Business Days after posting; any notice sent by prepaid overnight express mail shall be deemed delivered on the next following Business Day; and any notice transmitted by facsimile shall be deemed given upon receipt of electronic confirmation of transmission by the sender thereof.

     SECTION 7.5 Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

     SECTION 7.6 Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     SECTION 7.7 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be original and all of which shall constitute but one and the same agreement.

     SECTION 7.8 Governing Law, Entire Agreement, etc. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 7.9 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY LENDER PARTY SHALL BE BROUGHT AND MAINTAINED IN THE FEDERAL AND STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN OF THE STATE OF NEW YORK PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PLEDGOR HEREBY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

     SECTION 7.10 Waiver of Jury Trial, etc. EACH LENDER PARTY AND PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PLEDGOR. EACH PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT ENTERING INTO THIS AGREEMENT.

     SECTION 7.11 Waiver of Certain Claims. TO THE EXTENT PERMITTED BY APPLICABLE LAW, NO PLEDGOR SHALL ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST EACH LENDER PARTY ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT,
CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT OR ANY INSTRUMENT CONTEMPLATED HEREBY.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                           U.S. AUTOMOTIVE MANUFACTURING, INC.


                                           By: ________________________________
                                               Name:
                                               Title:

                                           QUALITY AUTOMOTIVE COMPANY


                                           By: ________________________________
                                               Name:
                                               Title:

                                           US AUTOMOTIVE FRICTION, INC.


                                           By: ________________________________
                                               Name:
                                               Title:

                                           VIRECO, INC.


                                           By: ________________________________
                                               Name:
                                               Title:


Acknowledged and Accepted:

IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Agent



By: ____________________________
    Name:
    Title:

                                                                 ATTACHMENT 1
                                                                           to
                                                             Pledge Agreement


Item A.  Pledged Notes


                                           Pledged         Original Principal
                                             Note              Amount and
Pledgor                                     Issuer                Date
-------                                     ------                ----








Item B.  Pledged Shares

                                Capital Stock
                                -------------

         Pledged Share    Authorized    Outstanding  % of Shares
Pledgor  Issuer           Shares        Shares       Pledged       Certificate #
-------  ------           ------        ------       -------       -------------

                                                                    ATTACHMENT 2
                                                                              to
                                                                Pledge Agreement


                                  INTERCOMPANY
                               PROMISSORY NOTE(1)


$_____________,_________


     FOR VALUE RECEIVED, the undersigned, [NAME OF PLEDGED NOTE ISSUER], a _______________ corporation (the "Maker"), unconditionally promises to pay to the order of [NAME OF PLEDGOR], a ___________ corporation (the "Payee"), on demand, the principal sum of _________________ UNITED STATES DOLLARS (U.S.$________), or if less, the aggregate unpaid principal amount set forth on the schedule attached hereto and made a part hereof (and any continuation thereof), representing the aggregate principal amount of an intercompany loan made by the Payee to the Maker.

     The unpaid principal amount of this promissory note (this "Note") from time to time outstanding shall bear interest at a rate of interest equal to _________, which the Maker represents to be a lawful and commercially reasonable rate, payable _________, and all payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America. All such payments shall be made by the Maker to an account established by the Payee at such financial institution as is specified by the Payee to the Maker from time to time and shall be recorded on the grid attached hereto by the holder hereof (including the Agent (as hereinafter defined), as pledgee). Upon the occurrence and during the continuance of any Default of the nature referred to in Section 8.1.9 of the Credit Agreement (as hereinafter defined) or any Event of Default under the Credit Agreement, and notice thereof by the Agent to the Maker, the Maker shall make every payment due under this Note, in same day funds, to such other account as the Agent shall direct in such notice.

     The Maker may not prepay the unpaid principal of this Note.

     This Note is one of the Pledged Notes referred to in, and evidences Indebtedness incurred pursuant to, clause (f) of Section 7.2.2 of the Credit Agreement, dated as of July 30, 1999 (as


----------
(1) Each Intercompany Promissory Note in which the Maker is a Borrower shall have Annex A hereto attached to it and shall contain the following legend:

     "THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO ALL SENIOR INDEBTEDNESS (AS DEFINED IN ANNEX A HERETO) TO THE EXTENT PROVIDED IN SAID ANNEX A."

amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), among U.S. Automotive Manufacturing, Inc., a Delaware corporation, Quality Automotive Company, a Delaware corporation, and US
Automotive  Friction,   Inc.,  a  Delaware  corporation,   the  various  lending
institutions as are, or may from time to time become, parties thereto (collectively, the "Lenders"), and IBJ Whitehall Business Credit Corporation, as agent (in such capacity, the "Agent") for the Lenders. Upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, and notice thereof by the Agent to the Maker, the Agent shall have all rights of the Payee to collect and accelerate, and enforce all rights with respect to, the indebtedness evidenced by this Note.

     Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Pledge Agreement, dated as of July 30, 1999, from the Payee and certain other Persons in favor of the Agent, as amended, supplemented, restated or otherwise modified from time to time.

     This Note has been pledged to the Agent as security for the Secured Obligations.

     In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder (including the Agent, as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

                                                     [NAME OF MAKER]


                                                     By: _______________________
                                                         Name:
                                                         Title:


                                                     Pay to the order of


                                                     By: _______________________
                                                         Name:
                                                         Title:

                                      GRID

     Intercompany Loans made by [Name of Pledged Note Issuer] to [Name of Pledgor] and payments of principal on such Loans.



===================================================================================================
             Amount of            Amount of Principal    Outstanding
             Intercompany Loan    Payment                Principal           Notation Made By
Date                                                     Balance
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

===================================================================================================

                                                                         Annex A
                                                                              to
                                                                    Attachment 2
                                                                              to
                                                                Pledge Agreement


                  SUBORDINATION PROVISIONS TO INTERCOMPANY NOTE


     [Each Intercompany Promissory Note in which the maker is the Borrower shall have the following subordination provisions attached as Annex A thereto.]

     Section 1.01. Subordination of Liabilities. [Name of Borrower] (the "Company"), for itself, its successors and assigns, covenants and agrees, and each holder of the Intercompany Promissory Note to which this Annex A is attached (the "Note") by its acceptance thereof likewise covenants and agrees, that the payment of the principal of, interest on, and all other amounts owing in respect of, the Note (the "Subordinated Indebtedness") is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness (as defined in Section
1.07 of this Annex A). The provisions of this Annex A shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

     Section 1.02. Company Not to Make Payments with Respect to Subordinated Indebtedness in Certain Circumstances.

     (a) Upon the maturity of any Senior Indebtedness (including interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all Obligations (as defined in Section 1.07 of this Annex A) owing in respect thereof, in each case to the extent due and owing, shall first be paid in full in cash before any payment (whether in cash, property, securities or otherwise) is made on account of the Subordinated Indebtedness.

     (b) If any Default or Event of Default under the Credit Agreement (as defined in Section 1.07 of this Annex A) is in existence the Company may not, directly or indirectly, make any payment of any Subordinated Indebtedness and may not acquire any Subordinated Indebtedness for cash or property until all Senior Indebtedness has been paid in full in cash. Each holder of the Note hereby agrees that, so long as any such Default or Event of Default in respect of any issue of Senior Indebtedness exists, it will not sue for, or otherwise take any action to enforce the Company's obligations to pay, amounts owing in respect of the Note.

     (c) In the event that notwithstanding the provisions of the preceding clauses (a) and (b) of this Section 1.02, the Company shall make any payment on account of the Subordinated Indebtedness at a time when payment is not permitted by said clauses (a) or (b), such payment shall be held by the holder of the Note, in trust for the benefit of, and shall be paid forthwith over and delivered to, the Agent (as defined in Section 1.07 of this Annex A) for application to the payment in full in cash of all the Senior Indebtedness.

     Section 1.03. Subordination to Prior Payment of all Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company. Upon any distribution of assets of the Company upon dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership proceedings, upon an assignment for the benefit of creditors or otherwise or any other event described in Section 8.1.9 of the Credit Agreement):

     (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest at the rate provided in the documentation with respect to the Senior Indebtedness, whether or not such post-petition interest is an allowed claim against the Company in any bankruptcy or similar proceeding) before the holder of the Note is entitled to receive any payment of any kind or character on account of the Subordinated Indebtedness;

     (b) any payment or distributions of assets of the Company of any kind or character, whether in cash, property or securities to which the holder of the Note would be entitled except for the provisions of this Annex A, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the Agent for application to the payment in full in cash of all the Senior Indebtedness; and

     (c) in the event that,  notwithstanding  the  foregoing  provisions of this
Section 1.03, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of the Note on account of Subordinated Indebtedness before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received and held in trust for and shall be paid over to the Agent for application to the payment in full in cash of all the Senior Indebtedness.

     Section 1.04. Subrogation. Subject to the prior payment in full in cash of all Senior Indebtedness, the holder of the Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Company or by or on behalf of the holder of the Note by virtue of this Annex A which otherwise would have been made to the holder of the Note shall, as between the Company, its creditors (other than the holders of Senior Indebtedness) and the holder of the Note, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Annex A are and are intended solely for the purpose of defining the relative rights of the holder of the Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

     Section 1.05. Obligation of the Company Unconditional. Nothing contained in this Annex A or in the Note is intended to or shall impair, as between the Company and the holder of the Note, the obligation of the Company, which is absolute and unconditional, to pay to the holder of the Note the principal of and interest on the Note as and when the same shall become due and payable in accordance with their terms.

     Section 1.06. Subordination Rights not Impaired by Acts or Omissions of Company or Holders of Senior Indebtedness. No right of the Agent or any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith by the Agent or any such holder, or by any noncompliance by the Company with the terms and provisions of the Note, regardless of any knowledge thereof which the Agent or such holder may have or be otherwise charged with. The Agent and the holders of the Senior Indebtedness may, without in any way affecting the obligations of the holder of the Note with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness (including, without limitation, increase the amount of Senior Indebtedness by extending additional credit to the Company) or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of any Default or Event of Default or the release of any Collateral (as defined in Section 1.07 of this Annex A) securing such Senior Indebtedness, all without notice to or assent from the holder of the Note.

     Section 1.07. Senior Indebtedness. The term "Senior Indebtedness" shall mean all Obligations of the Company under, or in respect of, the Credit Agreement (as amended, supplemented, restated, or otherwise modified from time to time, the "Credit Agreement"), dated as of July 30, 1999, by and among the Company, the other Borrowers named therein, the various lending institutions as are, or may from time to time become, parties thereto (collectively the "Lenders"), and IBJ Whitehall Business Credit Corporation, as agent (in such capacity, the "Agent") for the Lenders, or any other Loan Document (as defined in the Credit Agreement) to which the Company is a party, and in each case any renewal, extension, restatement, refinancing or refunding thereof. As used herein, the term "Obligation" shall mean any principal, interest, premium, penalties, fees, expenses, indemnities and other liabilities and obligations payable under the documentation governing any Senior Indebtedness (including interest after the commencement of any bankruptcy, insolvency, receivership or similar proceeding, whether or not such interest is an allowed claim against the debtor in any such proceeding). All other capitalized terms used herein without definition shall have the meanings provided for in the Credit Agreement.

                                                                    ATTACHMENT 3
                                                                              to
                                                                Pledge Agreement


                       FORM OF PLEDGE AGREEMENT SUPPLEMENT



                                                             [__________, 19___]


IBJ Whitehall Business Credit Corporation,
  as Agent
One State Street
New York, NY  10004

Attention:  Adam Moskowitz

Ladies and Gentlemen:

     Reference is made to the Pledge Agreement, dated as of July 30, 1999 (as amended, supplemented or otherwise modified, the "Pledge Agreement"; the terms defined therein being used herein as therein defined) by U.S. Automotive Manufacturing, Inc., a Delaware corporation, Quality Automotive Company, a Delaware corporation and US Automotive Friction, Inc., a Delaware corporation (collectively, the "Borrowers"), and each of the other Persons listed on the signature pages thereto (such other Persons, together with the Additional Pledgors and the Borrowers are collectively referred to as the "Pledgors" and individually as a "Pledgor"), in favor of IBJ Whitehall Business Credit Corporation, as agent (together with any successor(s) thereto in such capacity, the "Agent") for each of the Lender Parties.

     The undersigned hereby agrees, as of the date first above written, to become a Pledgor under the Pledge Agreement as if it were an original party thereto and agrees that each reference in the Pledge Agreement to a "Pledgor" shall also mean and be a reference to the undersigned.

     The undersigned hereby assigns and pledges to the Agent for its benefit and the ratable benefit of the Lender Parties, and hereby grants to the Agent for its benefit and the ratable benefit of the Lender Parties, as collateral for the Secured Obligations, a pledge and assignment of, and a security interest in, all of the right, title and interest of the undersigned in and to its Collateral, whether now owned or hereafter acquired, subject to all of the terms and provisions of the Pledge Agreement, as if such Collateral of the undersigned had been subject to the Pledge Agreement on the date of its original execution.

     The undersigned has attached hereto a supplement to Attachment 1 to the Pledge Agreement, and the undersigned hereby certifies that such supplement has been prepared by the undersigned in substantially the form of Attachment 1 to the Pledge Agreement and is accurate and complete as of the date first above written.

     The undersigned hereby makes each  representation and warranty set forth in
Article III of the Pledge Agreement as to itself and as to its Collateral to the same extent as each other Pledgor and hereby agrees to be bound as a Pledgor by all of the terms and provisions of the Pledge Agreement to the same extent as all other Pledgors.

     This letter shall be governed by and construed in accordance with the laws of the State of New York.

                                          Very truly yours,

                                          [NAME OF ADDITIONAL PLEDGOR]


                                          By: ________________________________
                                              Name:
                                              Title:

                                          Address:



Acknowledged and Accepted:

IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Agent



By: ______________________
    Name:
    Title:

                                                                       EXHIBIT H

                               SECURITY AGREEMENT


     SECURITY AGREEMENT, dated as of July 30, 1999 (as amended, supplemented, restated or otherwise modified from time to time, this "Agreement"), made by U.S. AUTOMOTIVE MANUFACTURING, INC. ("USAM"), a Delaware corporation, QUALITY AUTOMOTIVE COMPANY ("QAC"), a Delaware corporation, US AUTOMOTIVE FRICTION, INC. ("USAF"), a Delaware corporation (USAM, QAC and USAF are referred to individually as a "Borrower" and collectively as the "Borrowers"), and each of the other Persons (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided for in Article I) listed on the signature pages hereof (such other Persons, together with the Additional Collateral Grantors and the Borrowers, are collectively referred to as the "Grantors" and individually as a "Grantor"), in favor of IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as agent (in such capacity, the "Agent") for each of the Lender Parties.

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrowers, the various lending institutions (individually a "Lender" and collectively the "Lenders") as are, or may from time to time become, parties thereto and the Agent, the Lenders have extended the Revolving Loan Commitment to make Credit Extensions to the Borrowers;

     WHEREAS, as a condition precedent to the making of the initial Credit Extension under the Credit Agreement, each Grantor is required to execute and deliver this Agreement; and

     WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Credit Extensions (including the initial Credit Extension) to the Borrowers pursuant to the Credit Agreement, each Grantor agrees, for the benefit of each Lender Party, as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1 Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Additional Collateral Grantors" is defined in clause (b) of Section 7.2.

     "Agent" is defined in the preamble.

     "Agreement" is defined in the preamble.

     "Assigned Agreements" is defined in clause (g) of Section 2.1.

     "Borrower" and "Borrowers" are defined in the preamble.

     "Collateral" is defined in Section 2.1.

     "Commodity Account" means an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

     "Commodity Contract" means a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

     "Commodity Customer" means a person for whom a Commodity Intermediary carries a Commodity Contract on its books.

     "Commodity Intermediary" means (a) a Person who is registered as a futures commission merchant under the federal commodities laws or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

     "Computer Hardware and Software Collateral" means:

          (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

          (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by each Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

          (c) all licenses and leases of software programs;

          (d) all firmware associated therewith;

          (e) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and

          (f) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

     "Copyright Collateral" means all copyrights of each Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of such Grantor's right, title and interest in and to all copyrights registered in the United States opyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule IV attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule IV attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

     "Credit Agreement" is defined in the first recital.

     "Entitlement Holder" means a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the U.C.C., such person is the Entitlement Holder.

     "Equipment" means all machinery and equipment in all its forms, wherever located, including all computers, furniture and furnishings, all other property similar to the foregoing (including tools, parts, rolling stock and supplies of every kind and description), components, parts and accessories installed thereon or affixed thereto and all parts thereof, and all Fixtures and all accessories, additions, attachments, improvements, substitutions and replacements thereto and therefor.

     "Financial Asset" means (a) a Security, (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article 8 of the U.C.C. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a Person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

     "Fixtures" means all items of Equipment, whether now owned or hereafter acquired, of any Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

     "General Intangibles" shall mean all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Receivables) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Rate Protection Agreements and other agreements), goodwill, registrations, franchises, tax, refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any Receivable.

     "Grantor" and "Grantors" are defined in the preamble.

     "Intellectual  Property  Collateral"  means,  collectively,   the  Computer
Hardware  and  Software  Collateral,   the  Copyright  Collateral,   the  Patent
Collateral, the Trademark Collateral and the Trade Secrets Collateral.

     "Inventory" means all present and future inventory merchandise and goods intended for sale, lease or other disposition, including, without limitation,
(a) all raw materials, work in process, finished goods, returned goods and materials and supplies of any kind, nature or description which are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of any of the foregoing; (b) all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which any Grantor has an interest or right as consignee); and (c) all goods which are returned to or repossessed by any Grantor, and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory").

     "Investment Property" means all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of each Grantor, whether now owned or hereafter acquired by any Grantor.

     "Lender" and "Lenders" are defined in the first recital.

     "Lender Party" means, as the context may require, any Lender, any Issuer or the Agent and each of its respective successors, transferees and assigns.

     "Patent Collateral" means:

          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Schedule II attached hereto;

          (b) all patent licenses, including each patent license referred to in Item B of Schedule II attached hereto;

          (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses (a) and (b) above; and

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule II attached hereto, and all rights corresponding thereto throughout the world.

     "Receivables" means all accounts (including all bank accounts, collection accounts and concentration accounts, together with all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such accounts), contracts, contract rights, chattel paper, documents, instruments, proceeds of letters of credit and rights to receive payment of any Grantor (including invoices, contracts, rights, accounts receivable, notes, refunds, indemnities, interest, late charges, fees, undertakings and all other obligations and amounts owing to any Grantor from any Person), whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of any Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, including goods represented by the sale or lease of delivery which gave rise to any of the foregoing, returned or repossessed merchandise and rights of stoppage in transit, replevin, reclimation and other rights and remedies of an unpaid vendor, lienor or secured party (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables", and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts").

     "Related Contract" is defined in the definition of "Receivables".

     "Secured Obligations" is defined in Section 2.2.

     "Securities" means any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt with or trade on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the U.C.C.

     "Securities Account" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the person maintaining the account undertakes to treat the person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

     "Security Agreement Supplement" is defined in clause (b) of Section 7.2.

     "Security Entitlements" shall mean the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

     "Security Intermediary" shall mean (a) a clearing corporation or (b) a person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

     "Trademark Collateral" means:

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule III attached hereto;

          (b) all Trademark licenses, including each Trademark license referred to in Item B of Schedule III attached hereto;

          (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b) above;

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b) above; and

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by each Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item B of Schedule III attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     "Trade Secrets Collateral" means common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of each Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule V attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

     "U.C.C." means the Uniform Commercial Code, as from time to time in effect in the State of New York or, with respect to any Collateral located in any state other than the State of New York, the Uniform Commercial Code as from time to time in effect in such state. "Vehicles" is defined in clause (h) of Section 2.1.

     SECTION 1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     SECTION 1.3 U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II
                                SECURITY INTEREST

     SECTION 2.1 Grant of Security. Each Grantor hereby assigns and pledges to the Agent for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Agent for its benefit and the ratable benefit of each of the Lender Parties a security interest in, all of its right, title and interest in and to the following, whether now or hereafter existing or acquired (collectively, the "Collateral"):

     (a) all Equipment in all of its forms of such Grantor;

     (b) all Inventory in all of its forms of such Grantor;

     (c) all Receivables in all of its forms of such Grantor;

     (d) all Intellectual Property Collateral in all of its forms of such Grantor;

     (e) all Investment Property in all of its forms of such Grantor;

     (f) all General Intangibles in all of its forms of such Grantor;

     (g) all of such Grantor's right, title and interest in and to the Material Agreements specified in Schedule VI attached hereto, and each Rate Protection Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended or otherwise modified from time to time (collectively, the "Assigned Agreements"), including (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

     (h) all trucks, cars and other motor vehicles owned or leased by such Grantor, wherever located, and including all machinery, components, parts and accessories installed thereon or affixed thereto, together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor, the foregoing to include, without limitation, the trucks, cars and motor vehicles identified in Schedule VII attached hereto (collectively, the "Vehicles");

     (i) all of such Grantor's books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing in this Section 2.1;

     (j) all of such Grantor's other property and rights of every kind and description and interests therein, including all moneys, securities and other property, now or hereafter held or received by, or in transit to, the Agent or any Lender Party from or for such Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise; and

     (k) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a) through (i) above, proceeds deposited from time to time in any Lock-Box Account, the Concentration Account or any other account of such Grantor, and, to the extent not otherwise included, all claims against third Persons and the right to sue for damages and lost profits, and all payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

     SECTION 2.2 Security for Obligations. This Agreement secures the prompt payment in full of all Obligations, including all amounts payable by each Borrower and each other Obligor under or in connection with the Credit Agreement, the Notes and each other Loan Document, whether for principal, interest, costs, fees, expenses, indemnities or otherwise and whether now or hereafter existing (all of such obligations being the "Secured Obligations").

     SECTION 2.3 Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until payment in full in cash of all Secured Obligations and the irrevocable termination of the Revolving Loan Commitment,

          (b) be binding upon each Grantor, its successors, transferees and assigns, and

          (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and each other Lender Party.

Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Credit Extension held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 10.11 and Article IX of the Credit Agreement. Upon the indefeasible payment in full in cash of all Secured Obligations and the termination of the Revolving Loan Commitment, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination or release, the Agent will, at each Grantor's sole expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

     SECTION 2.4 Grantors Remains Liable. Anything herein to the contrary notwithstanding

          (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral (including the Assigned Agreements) to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed;

          (b) each Grantor will comply in all material respects with all laws, rules and regulations relating to the ownership and operation of the Collateral, including, without limitation, all registration requirements under applicable laws, and shall pay when due all taxes, fees and assessments imposed on or with respect to the Collateral, except to the extent the validity thereof is being contested in good faith by appropriate proceedings for which adequate reserves in accordance with GAAP have been set aside by such Grantor;

          (c) the exercise by the Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

          (d) neither the Agent nor any other Lender Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Agreement, nor shall the Agent or any other Lender Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 2.5 Security Interest Absolute. All rights of the Agent and the security interests granted to the Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of

          (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document;

          (b) the failure of any Lender Party

               (i) to assert any claim or demand or to enforce any right or remedy against any Borrower, any Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligation;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation, including any increase in the Secured Obligations resulting from the extension of additional credit to any Grantor or any other Obligor or otherwise;

          (d) any reduction, limitation, impairment or termination of any Secured Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

          (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower, any other Obligor or otherwise.

     SECTION 2.6 Waiver of Subrogation. Each Grantor hereby irrevocably waives to the extent permitted by applicable law any claim or other rights which it may now or hereafter acquire against any other Obligor that arises from the existence, payment, performance or enforcement of such Grantor's obligations under this Agreement, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy against any other Obligor or any collateral which the Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from any other Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights, until such time as the Secured Obligations shall have been indefeasibly paid in full in cash and the Revolving Loan Commitment has irrevocably terminated. If any amount shall be paid to any Grantor in violation of the preceding sentence and the Secured Obligations shall not have been terminated, such amount shall be deemed to have been paid to the Lender Parties, and shall forthwith be paid to the Agent to be credited and applied upon the Secured Obligations, whether matured or unmatured. Each Grantor acknowledges that it will receive direct and indirect benefits for the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1 Representations and Warranties. Each Grantor represents and warrants unto each Lender Party as set forth in this Article.

     SECTION 3.1.1 Location of Collateral, etc.

          (a) All of the Equipment and Inventory of such Grantor are located at the places specified in Item A and Item B, respectively, of Schedule I hereto. None of the Equipment and Inventory has, within 12 months preceding the date of this Agreement, been located at any place other than the places specified in Item A and Item B, respectively, of Schedule I hereto. The principal place of business and chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Receivables, and the original copies of each Assigned Agreement and all originals of all chattel paper which evidence Receivables are located at the places specified in Item C of Schedule I hereto. Except as set forth in Item D of
     Schedule I hereto such Grantor has no trade names and during the 12-month period preceding the date hereof such Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization. All of the Vehicles identified on Schedule VII hereto are duly titled and registered in the places specified therein, and the Grantor does not own or lease, directly or indirectly, on the date hereof any other Vehicle.

          (b) If the Collateral of such Grantor includes any Inventory located in the State of California, such Grantor is not a "retail merchant" within the meaning of Section 9-102 of the Uniform Commercial Code - Secured Transactions of the State of California. Except as notified by such Grantor to the Agent in writing, such Grantor is not a party to any one or more Federal, state or local government contracts.

     SECTION 3.1.2 Ownership, No Liens, etc. Such Grantor owns its portion of the Collateral free and clear of any Lien, except for the security interest created by this Agreement and except as otherwise permitted by Section 7.2.3 of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Agreement. The Grantor is the duly registered owner or lessee, as the case may be, of each Vehicle and, with respect to each Vehicle owned by such Grantor, has furnished to the Agent true, genuine original certificates of ownership issued by the relevant Department of Motor Vehicles with respect to each Vehicle, on which certificates of ownership the security interest of the Agent in each such Vehicle has been duly noted in accordance with all applicable laws.

     SECTION 3.1.3 Negotiable Documents, Instruments, Chattel Paper and Assigned Agreements. Such Grantor has, delivered to the Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by such Grantor (duly endorsed in blank, if requested by the Agent) and original copies of each Assigned Agreement.

     SECTION 3.1.4 Intellectual Property Collateral. With respect to any Intellectual Property Collateral of any Grantor:

          (a) each patent, patent application, trademark or servicemark registration, use-based trademark or service mark application, copyright registration, copyright application and license of such Grantor included in such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is valid and enforceable;

          (b) such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;

          (c) in the case of any such Intellectual Property Collateral that is owned by such Grantor, such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party;

          (d) in the case of any such Intellectual Property Collateral that is licensed by such Grantor, such Grantor is in compliance with all the material terms of such license; and

          (e) the Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

Such Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in or necessary for the conduct of such Grantor's business.

     SECTION 3.1.5 Validity, etc. This Agreement creates a valid, first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken (or, in the case of the filings referred to in Section 3.1.7, have been delivered to the Agent pursuant to the Credit Agreement).

     SECTION 3.1.6 Authorization, Approval, etc. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than the filing of financing statements in the U.C.C. filing offices of each jurisdiction referred to in Schedule I hereto and, if there is any Intellectual Property Collateral, the filing of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as the case may be) is required either

          (a) for the grant by such Grantor of the security interest granted hereby or for the execution, delivery and performance of this Agreement by such Grantor, or

          (b) for the perfection of or the exercise by the Agent of its rights and remedies hereunder.

     SECTION 3.1.7 Due Execution, Validity, Etc. Such Grantor has full power and authority, and holds all requisite governmental licenses, permits and other approvals, to enter into and perform its obligations under this Agreement. The execution, delivery and performance by such Grantor of this Agreement does not contravene or result in a default under such Grantor's Organic Documents or contravene or result in a default under any material contractual restriction, Lien or governmental regulation or court decree or order binding on such Grantor. This Agreement has been duly executed and delivered on behalf of each Grantor and constitutes the legal, valid and binding obligation of each Grantor enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor's right generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law). In addition, each representation and warranty of each Grantor contained in each Loan Document to which it is a party is true and correct in all material respects (unless such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty is true and correct as of such earlier date).

     SECTION 3.1.8 Farm Products. None of the Collateral constitutes, or is the proceeds of, farm products.

     SECTION 3.1.9 Assigned Agreements. The Assigned Agreements of such Grantor, true and complete copies of which have been furnished to each Lender, have been duly authorized, executed and delivered by such Grantor and (to the best knowledge of such Grantor) each other party thereto, are in full force and effect and are binding upon and enforceable against such Grantor and (to the best knowledge of such Grantor) each other party thereto, in accordance with their terms. To the knowledge of such Grantor, there exists no default under any Assigned Agreement by any party thereto. With respect to each Assigned Agreement for which the Agent has requested such Grantor to obtain a written consent to assignment, each party to such Assigned Agreement other than such Grantor has executed and delivered to such Grantor a consent, in substantially the form of Exhibit A, to the assignment of such Assigned Agreement to the Agent pursuant to this Agreement.

                                   ARTICLE IV
                                    COVENANTS

     SECTION 4.1 Certain Covenants. Each Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid or any Lender shall have an outstanding Revolving Loan Commitment, such Grantor will, unless the Required Lenders shall otherwise consent in writing, perform the obligations set forth in this Section.

     SECTION  4.1.1  Accounts.  (a) Each  Account  of such  Grantor is and shall
(i)(A) result from a bona fide sale or lease and delivery of goods by such Grantor, or rendition of services by such Grantor, in the ordinary course of business of such Grantor, and (B) be for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without offset, deduction, defense, or counterclaim; (ii) be paid in accordance with its terms and no credit, discount, agreement to settle the same (except for payment in full) or extension, or agreement therefor, will be granted on any Account, except as approved by the Agent; and (iii) be evidenced by a true and correct copy of an invoice delivered to the Agent by such Grantor.

     (b) Such Grantor shall not re-date any invoice, make sales on extended dating, settle for less than the full amount any Account or extend or modify any Account, in each case unless approved by the Agent. If such Grantor becomes aware of any material matter affecting any Account, including information regarding the Account Debtor's creditworthiness, such Grantor will promptly so advise the Agent.

     (c) Such Grantor shall not accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without the Agent's consent. If the Agent consents to the acceptance of any such note or other instrument, it shall be considered as evidence of the Account and not payment thereof, and such Grantor shall promptly deliver such note or instrument to the Agent appropriately endorsed. Regardless of the form of presentment, demand, notice of dishonor, protest, and notice of protest with respect thereto, such Grantor will remain liable thereon until such note or instrument is paid in full.

     (d) Such Grantor shall notify the Agent promptly of all disputes and claims with Account Debtors and settle or adjust them at no expense to the Agent, but no discount, credit or allowance shall be granted to any Account Debtor without the Agent's consent, except for discounts, credits and allowances made or given in the ordinary course of the such Grantor's business when no Event of Default exists hereunder. The Agent may settle or adjust disputes and claims directly with customers or Account Debtors for amounts and upon terms which the Agent considers advisable and, in all cases, the Agent will credit the such Grantor's loan account with only the net amounts received by the Agent in payment of any Accounts.

     SECTION 4.1.2 Inventory.

     (a) All of the Inventory of such Grantor is held for sale or lease in the ordinary course of such Grantor's business, and is and will be fit for such purposes. Such Grantor will keep the Inventory in good and marketable condition, at its own expense. Such Grantor will not, without prior notice to the Agent, acquire to accept any Inventory on consignment or approval. Such Grantor agrees that all Inventory will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Such Grantor will maintain a perpetual inventory reporting system at all times. Such Grantor will not, without the Agent's prior consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or other repurchase or return basis.

     (b) If an Account Debtor returns any Inventory to such Grantor when no Event of Default exists, such Grantor shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. Such Grantor shall immediately report to the Agent any return involving an amount in excess of $10,000. In the event any Account Debtor returns Inventory to such Grantor when an Event of Default exists, such Grantor shall: (i) hold the returned Inventory in trust for the Agent; (ii) segregate all returned Inventory from all of its other Property; (iii) dispose of the returned Inventory solely according to the Agent's written instructions; and
(iv) not issue any credits or allowances with respect thereto without the Agent's prior consent.

     SECTION 4.1.3 Equipment. All of the Equipment of such Grantor is and will be used or held for use in such Grantor's business and is and will be fit for such purposes. Such Grantor shall keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof. Such Grantor shall promptly inform the Agent of any material additions to or deletions from its Equipment. Such Grantor shall maintain accurate and complete records itemizing and describing the location, kind, type, age and condition of its Equipment, the cost therefor and accumulated depreciation thereof and all dispositions thereof. Such Grantor shall not permit any of its Equipment to become a fixture to real property or an accession to other personal property, unless the Agent has a valid, perfected, and first priority security interest in such real or personal property. Such Grantor will not, without the Agent's prior consent, alter or remove any identifying symbol or number on its

Equipment. Such Grantor shall not, without the Agent's prior consent, sell, lease or otherwise dispose of any of its Equipment, provided, however, that such Agent may dispose of Equipment to the extent permitted in Section 7.2.10 of the Credit Agreement.

     SECTION 4.1.4 Intellectual Property Collateral.

          (a) No Grantor shall, unless such Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Agent) that any of the Patent Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose (exercised in the ordinary course of its business) to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

          (b) No Grantor shall, and no Grantor shall permit any of its licensees to, unless such Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Agent) that any of the Trademark Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose (exercised in the ordinary course of its business) to do otherwise,

               (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

               (B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,

               (C) fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration,

               (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral,

               (E) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of such Trademark Collateral has been made, or

               (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

          (c) No Grantor shall, unless such Grantor shall either reasonably and in good faith determine (and notice of such determination shall have been delivered to the Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to such Grantor, or have a valid business purpose (exercised in the ordinary course of its business) to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

          (d) Each Grantor shall notify the Agent immediately if it knows that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

          (e) In no event shall any Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Agent and, upon request of the Agent, executes and delivers any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

          (f) Each Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)).

     SECTION 4.1.5 Assigned Agreements.

          (a) Each Grantor shall at its expense:

               (i) perform and observe in all material respects all the terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms and take all such action to such end as may be from time to time reasonably requested by the Agent; and

                  (ii) furnish to the Agent promptly upon receipt or delivery thereof copies of all material notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements, and from time to time furnish to the Agent such information and reports regarding the Assigned Agreements as the Agent may reasonably request.

          (b) Except to the extent permitted under Section 7.2.11 of the Credit Agreement, no Grantor shall, without the prior written consent of the
     Agent:

               (i) cancel or terminate any Assigned Agreement or consent to or accept any cancellation or termination thereof;

               (ii) amend or otherwise modify any Assigned Agreement or give any consent, waiver or approval thereunder;

               (iii)  waive  any  default   under  or  breach  of  any  Assigned
          Agreement; or

               (iv) take any other action in connection with any Assigned Agreement that would impair in any material respect the value of the interest or rights of such Grantor thereunder or that would impair in any material respect the interest or rights of any Lender Party.

          (c) Each Grantor shall notify the Agent promptly after it becomes aware of any event or fact which could give rise to a claim by it for indemnification under any of the Assigned Agreements and shall diligently pursue such right and promptly report to the Agent all further material developments with respect thereto. Each Grantor shall remit directly to the Agent, for application to the Obligations, all amounts received by such Grantor as indemnification or otherwise pursuant to the Assigned Agreements. If any Grantor shall fail after the Agent's demand to diligently pursue any right under the Assigned Agreements, or if any Event of Default exists, then the Agent may directly enforce such right in its own or such Grantor's name and may enter into such settlements or other agreements with respect thereto as the Agent determines. All amounts thereby recovered by the Agent, after deducting Agent's costs and expenses in connection therewith, shall be applied to the Obligations. In any suit, proceeding or action brought by the Agent under any Assigned Agreement for any sum owing thereunder or to enforce any provision thereof, each Grantor shall indemnify and hold the Agent harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from such Grantor to or in favor of such obligor or its successors.

         SECTION 4.1.6 Collateral Reporting. The Borrowers will provide, on behalf of each Grantor, to the Agent the following documents in form satisfactory to the Agent: (a) on a daily basis, a schedule of credit memos and reports, a schedule of collections of Accounts, a schedule of Accounts created since the last such schedule and a report of the Inventory balance (by location) based on the perpetual Inventory reports; (b) on a weekly basis, a schedule of remittance advices no later than five Business Days following the end of the week; (c) upon request, copies of invoices, credit memos, shipping and delivery documents; (d) monthly agings of Accounts to be delivered no later than the 10th day of each month respecting the immediately preceding month; (e) monthly Inventory reports by category to be delivered no later than the 10th day of each month respecting the immediately preceding month; (f) upon request, monthly perpetual Inventory reports; (g) upon request, copies of purchase orders, invoices, and delivery documents for Inventory and Equipment acquired by any Grantor; (h) on a weekly basis, a report as to all Inventory indicating the reasons for the returns and the locations and condition of the returned Inventory; (i) such other reports as to the Collateral as the Agent shall request from time to time; and (j) certificates of an Authorized Officer of USAM certifying as to the foregoing. In addition, USAM, for and on behalf of each Grantor, shall conduct a physical verification of all Inventory of each Grantor not less than once every 12 months and at such other times as the Agent may reasonably request. The annual physical verification of Inventory shall (a) be evidenced by a report describing in reasonable detail the Inventory by category and item and the then appraised value (at lower of cost or market) and (b) be observed and tested by USAM's independent public accountants in accordance with generally accepted auditing standards and GAAP. If any Grantor's records or reports of the Collateral are prepared by an accounting service or other agent, such Grantor hereby authorizes such service or agent to deliver such records, reports, and related documents to the Agent.

     SECTION 4.1.7 Appraisals. Whenever any Default or Event of Default exists, and at such other times as the Agent may reasonably request, each Grantor shall, at its sole cost and expense and promptly following the Agent's request therefor, provide the Agent with appraisals or updates thereof of any or all of the Collateral from an appraiser that is reasonably acceptable to the Agent.

     SECTION 4.1.8 Transfers of Collateral and Other Liens, etc.

          (a) No Grantor shall sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by
     Section 7.2.10 of the Credit Agreement.

          (b) No Grantor shall create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the security interest created by this Agreement and except those permitted by Section 7.2.3 of the Credit Agreement.

          (c) Each Grantor shall keep all its Equipment, Inventory (other than Inventory sold in the ordinary course of business) and other Collateral at the places therefor specified in Section 3.1.1 or, upon 30 days' prior written notice to the Agent, at such other places in a jurisdiction where all representations, warranties and covenants contained herein shall be true and correct, including all actions required pursuant to Section 4.1.11 having been taken with respect to such Equipment and Inventory.

          (d) Each Grantor shall keep its principal place of business and chief executive office and the office where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, located at the places specified in clause (a) of Section 3.1.1 or, upon 30 days' prior written notice to the Agent, at such other locations in a jurisdiction where all actions required by Section 4.1.11 shall have been taken with respect to the Receivables; and not change its name except upon 30 days' prior written notice to the Agent and having taken all action required pursuant to Section 4.1.11.

     SECTION 4.1.9 As to Vehicles. Each Grantor hereby agrees that

          (a) it shall keep all the Vehicles identified on Schedule VII hereto in the locations specified therein, and will keep each certificate of ownership (duly evidencing the Agent's security interest in each such Vehicle) on file with the relevant Department of Motor Vehicles in each such jurisdiction, or, upon 30 days' prior notice to the Agent, at such other places in a jurisdiction where all the representations and warranties set forth in Article III shall be true and correct in all material respects.

          (b) if it acquires any Vehicles  other than the Vehicles  specified on
     Schedule VII hereto, promptly (and, in any event, within five Business Days thereafter) notify the Agent of the same, and in the case of any owned Vehicles, duly cause to be noted on the relevant certificate of ownership the security interest of the Agent, file the relevant certificate of ownership with the relevant Department of Motor Vehicles and provide copies of the foregoing to the Agent. In addition to, and not in limitation of, the foregoing, the Grantor shall take all steps necessary so that the representation and warranties set forth in Article III (including Section 3.1.6) shall be true and correct in all material respects, and all actions required pursuant to the first sentence of Section 4.1.9 shall have been taken with respect to the Vehicles;

          (c) it shall cause the Vehicles to be maintained and preserved in good repair and working order, ordinary wear and tear excepted, and make necessary and proper repairs, renewals and replacements so that the business of the Grantor carried on in connection therewith may be properly conducted; and

          (d) it shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon or with respect to, and all claims (including claims resulting from the use or operation of the Vehicles) against or with respect to the Vehicles, except to the extent the validity thereof is being contested in good faith by appropriate proceedings for which adequate reserves in accordance with GAAP have been set aside by the Grantor.

The Agent may, in its sole discretion, waive the requirement that its security interest be noted on the certificate of occupancy of each Vehicle, provided that, if requested by the Agent (in its sole discretion), each Grantor agrees to take all steps to promptly note the same.

     SECTION 4.1.10 Insurance. Each Grantor will maintain or cause to be maintained insurance as provided in Section 7.1.4 of the Credit Agreement. All proceeds of insurance maintained by each Grantor covering the Collateral shall be retained by the Agent for application to the payment in full of the Secured Obligations under the circumstances provided for in Section 7.1.4 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required by Section 7.1.4 of the Credit Agreement or to pay any premium in whole or part relating thereto, the Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.1.5, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Agent and shall be additional Secured Obligations secured hereby.

     SECTION 4.1.11 Further Assurances, etc. Each Grantor agrees that, from time to time at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will

          (a) mark conspicuously each asset forming a part of the Collateral, including each Related Contract, its books and records, with a legend, in form and substance satisfactory to the Agent, indicating that each such asset is subject to the security interest granted hereby;

          (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent;

          (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. ss. 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary, or as the Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Agent hereby;

          (d) furnish to the Agent, from time to time at the Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may request, all in reasonable detail; and

          (e) deliver to the Agent the original certificates of title for motor vehicles with the security interest properly granted hereby endorsed thereon;

          (f) deliver to the Agent warehouse receipts covering any portion of the Collateral located in warehouses which show the Agent, for the ratable benefit of the Lender Parties, as the beneficiary thereof;

          (g) transfer Inventory to warehouses designated by the Agent;

          (h) if at any time any Collateral is located on any premises that are not owned by the Grantor, such Grantor shall obtain written waivers, in form and substance satisfactory to the Agent, of all present and future Liens to which the owner or lessor or any mortgagee of such premises may be entitled to assert against the Collateral;

          (i) take all actions that the Agent deems necessary or advisable to enforce collection of the Accounts; and

          (j) from time to time, promptly following the Agent's request, execute and deliver confirmatory written instruments pledging to the Agent the Collateral, but any such Grantor's failure to do so shall not affect or limit the security interest granted hereby or the Agent's other rights in and to the Collateral.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, and make filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) in each case for the purpose of perfecting, confining, continuing, enforcing or protecting the security interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     SECTION 4.1.12 Inspections and Verification. The Agent shall have the right, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third Person, by contacting Account Debtors in the event of and during the continuance of an Event of Default or the third person possessing such Collateral for the purpose of making such a verification.

                                    ARTICLE V
                                    THE AGENT

     SECTION 5.1 Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, each Grantor hereby gives the Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (a) (i) demand payment of its Receivables; (ii) enforce payments of its Receivables by legal proceedings or otherwise; (iii) exercise all of its rights and remedies with respect to proceedings brought to collect its Receivables; (iv) sell or assign its Receivables upon such terms, for such amount and at such times as the Agent deems advisable; (v) settle, adjust, compromise, extend or renew any of its Receivables; (vi) discharge and release any of its Receivables; (vii) prepare, file and sign such Grantor's name on any proof of claim in bankruptcy or other similar document against any obligor of any of its Receivables; (viii) notify the post office authorities to change the address for delivery of the such Grantor's mail to an address designated by the Agent, and open and dispose of all mail addressed to the Grantor; and (ix) endorse such Grantor's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Receivable or any goods pertaining thereto;

          (b) in the case of any Intellectual Property Collateral, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Agent may request to evidence the Lender Parties' security interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (c) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (d) execute, in connection with any sale or other disposition provided for in Section 6.1, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (e) (i) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (ii) ask or demand for, collect, and receive payment of and give receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Agent may deem appropriate; (vii) notify, or require any Grantor to notify, Account Debtors to make payment directly to the Agent;
     (viii) assign any Intellectual Property Collateral (along with the goodwill of the business to which any such Intellectual Property Collateral pertains) throughout the world for such terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (ix) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things that the Agent deems necessary to protect, preserve or realize upon the Collateral and the Lender Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2 Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 6.2; provided, however, if any Default of the nature referred to in Section 8.1.9 of the Credit Agreement or Event of Default has occurred and is continuing, no such notice shall be required.

     SECTION 5.3 Access and Examination. The Agent may at all reasonable times have access to, examine, audit, make extracts from and inspect each Grantor's records, files and books of account and the Collateral, and may discuss each Grantor's affairs with such Grantor's officers and management. Each Grantor will deliver to the Agent promptly following its request therefor any instrument necessary for the Agent to obtain records from any service bureau maintaining records for the such Grantor. The Agent may, at expense of the Grantors, use each Grantor's personnel, supplies and premises as may be reasonably necessary for maintaining or enforcing the security interest granted hereunder. The Agent shall have the right, at any time, in each Grantor's name to verify the validity, amount or any other matter relating to the Accounts, by mail, telephone or otherwise.

     SECTION 5.4 Agent Has No Duty.

          (a) In addition to, and not in limitation of, Section 2.4, the powers conferred on the Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Neither the Agent nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (including the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral). The powers conferred on the Agent hereunder are solely to protect the Lender Parties' interests in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Agent nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          (b) Each Grantor assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Agent to take any steps to perfect the security interest granted hereunder or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of its Obligations.

                                   ARTICLE VI
                                    REMEDIES

     SECTION 6.1 Certain Remedies. If any Event of Default shall have occurred and be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

               (i) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon the request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at its premises or another place designated by the Agent;

               (ii) without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

               (iii) with respect to the Intellectual Property, on demand, to cause the security interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Agent shall determine (other than in violation of any then existing licensing arrangements to the extent that waivers cannot be obtained); and

               (iv) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral.

          (b) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held, to the extent permitted under applicable law, by the Agent as additional collateral security for all or any part of the Secured Obligations, and/or then or at any time thereafter shall be applied (after payment of any amounts payable to the Agent pursuant to Section 10.3 of the Credit Agreement and Section
     6.2 below) in whole or in part by the Agent for the ratable benefit of the Lender Parties against all or any part of the Secured Obligations in accordance with Section 8.4 of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations, and the termination of the Revolving Loan Commitment, shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

          (c) The Agent may exercise any and all rights and remedies of each Grantor under or in connection with the Equipment, Inventory, Receivables, the Related Contracts, the Assigned Agreements or otherwise in respect of the Collateral, including the right to sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Grantor for the Obligations or under this Agreement or any other Loan Document and Assigned Agreements or otherwise in respect of the Collateral, including any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Equipment, Inventory, Receivables, Related Contracts, Assigned Agreements or other Collateral.

     The Agent shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the U.C.C.) of the Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or time within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchase or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Lender Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Lender Party from any Grantor as a credit against the purchase price, and such Lender Party may upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.

     SECTION 6.2 Indemnity and Expenses.

          (a) Each Grantor agrees to jointly and severally indemnify the Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (b) Each Grantor will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with

               (i) the administration of this Agreement,

               (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

               (iii) the exercise or enforcement of any of the rights of the Agent or the Lender Parties hereunder, or

               (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     SECTION 7.1 Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

     SECTION 7.2 Amendments, etc.; Additional Grantors; Successors and Assigns.

          (a) No amendment to or waiver of any provision of this Agreement nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and, with respect to any such amendment, by the Grantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit B hereto (each a "Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Collateral Grantor" and shall be and become a Grantor, and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Collateral Grantor and (ii) the schedule supplements attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I through VI hereto, as appropriate, and the Agent may attach such schedule supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

          (c) Any Grantor that becomes an Excluded Foreign Subsidiary after the date hereof shall, upon written request of such Grantor to the Agent and at the sole cost of such Grantor, be released from the terms hereof pursuant to documentation reasonably satisfactory to the Agent.

          (d) This Agreement shall be binding upon each Grantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Agent and each other Lender Party and their respective successors, transferees and assigns; provided, however, that no Grantor may assign its obligations hereunder without the prior written consent of the Agent.

     SECTION 7.3 Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and mailed, delivered or transmitted by facsimile to either party hereto at the address set forth in the Credit Agreement, or at such other address as shall be designated by such party in a written notice to each other party. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given three Business Days after posting; any notice sent by prepaid overnight express mail shall be deemed delivered on the next following Business Day; and any notice transmitted by facsimile shall be deemed given upon electronic confirmation of transmission by the sender thereof.

     SECTION 7.4 Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

     SECTION 7.5 Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     SECTION 7.6 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 7.7 Waivers. Each Grantor hereby waives any right, to the extent permitted by applicable law, to receive prior notice of or a judicial or other hearing with respect to any action or prejudgment remedy or proceeding by the Agent to take possession, exercise control over or dispose of any item of Collateral where such action is permitted under the terms of this Agreement or any other Loan Document or by applicable law or the time, place or terms of sale in connection with the exercise of the Agent's rights hereunder. Each Grantor waives, to the extent permitted by applicable law, any bonds, security or sureties required by the Agent with respect to any of the Collateral. Each Grantor also waives any damages (direct, consequential or otherwise) occasioned by the enforcement of the Agent's rights under this Agreement or any other Loan Document, including, the taking of possession of any Collateral or the giving of notice to any Account Debtor or the collection of any Receivable, all to the extent that such waiver is permitted by law. Each Grantor also consents that the Agent, in connection with the enforcement of the Agent's rights and remedies under this Agreement, may enter upon any premises owned by or leased to it without obligations to pay rent or for use and occupancy, through self-help, without judicial process and without having first obtained an order of any court. These waivers and all other waivers provided for in this Agreement and the other Loan Documents have been negotiated by the parties and each Borrower acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

     SECTION 7.8 Governing Law, Entire Agreement, etc. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 7.9 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR ANY GRANTOR SHALL BE BROUGHT AND MAINTAINED IN THE FEDERAL AND STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY SHALL BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION SUBJECT TO ANY RIGHTS OF APPEAL OF ANY JUDGMENT RENDERED BY THE HIGHEST COURT IN THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE STATE OF NEW YORK, AS THE CASE MAY BE. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT

IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GRANTOR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

     SECTION 7.10 Waiver of Jury Trial. THE LENDER PARTIES AND EACH GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR ANY GRANTOR. EACH GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT. IN NO EVENT SHALL ANY LENDER PARTY BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                            U.S. AUTOMOTIVE MANUFACTURING, INC.


                                            By: _______________________________
                                               Name:
                                               Title:

                                            QUALITY AUTOMOTIVE COMPANY


                                            By: _______________________________
                                               Name:
                                               Title:

                                            US AUTOMOTIVE FRICTION, INC.


                                            By: _______________________________
                                               Name:
                                               Title:

                                            VIRECO, INC.


                                            By: _______________________________
                                               Name:
                                               Title:


Acknowledged and Accepted:

IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Agent


By: ______________________________
    Name:
    Title:

                                                                SCHEDULE I
                                                                    TO
                                                            SECURITY AGREEMENT




Item A.  Location of Equipment

Grantor           Mailing Address           County                     State
-------           ---------------           ------                     -----



Item B.  Location of Inventory

Grantor           Mailing Address           County                     State
-------           ---------------           ------                     -----



Item C.  Principal Place of Business/Chief Executive Office

Grantor           Mailing Address           County                     State
-------           ---------------           ------                     -----



Item D.  Trade Names

Grantor           Trade Names
-------           -----------

                                                                SCHEDULE II
                                                                    TO
                                                            SECURITY AGREEMENT




Item A.  Patents


                                 Issued Patents

Grantor  Country  Patent No.        Issue Date       Inventor(s)       Title
-------  -------  ----------        ----------       -----------       -----



                           Pending Patent Applications

Grantor  Country  Serial No.        Filing Date      Inventor(s)       Title
-------  -------  ----------        -----------      -----------       -----



                       Patent Applications in Preparation

                                    Expected
Grantor  Country  Docket No.        Filing Date      Inventor(s)       Title
-------  -------  ----------        -----------      -----------       -----



Item B.  Patent Licenses

Country or                                Effective   Expiration    Subject
Territory   Licensor   Licensee     Date     Date        Date        Matter
---------   --------   --------     ----     ----        ----        ------

                                                                 SCHEDULE III
                                                                      TO
                                                              SECURITY AGREEMENT


Item A.  Trademarks


                              Registered Trademarks

Grantor   Country         Trademark      Registration No.      Registration Date
-------   -------         ---------      ----------------      -----------------



                         Pending Trademark Applications

Grantor      Country       Trademark            Serial No.         Filing Date
-------      -------       ---------            ----------         -----------


                      Trademark Applications in Preparation

                                               Expected          Products/
Grantor  Country  Trademark     Docket No.     Filing Date       Services
-------  -------  ---------     ----------     -----------       --------



Item B.  Trademark Licenses

 Country or                                           Effective      Expiration
 Territory    Trademark    Licensor      Licensee        Date           Date
 ---------    ---------    --------      --------        ----           ----

                                                           SCHEDULE IV
                                                               TO
                                                       SECURITY AGREEMENT


Item A.  Copyrights


                              Registered Copyrights

Grantor  Country    Registration No.  Registration Date     Author(s)     Title
-------  -------    ----------------  -----------------     ---------     -----



                  Copyrights Pending Registration Applications

Grantor     Country      Serial No.   Filing Date      Author(s)        Title
-------     -------      ----------   -----------      ---------        -----



               Copyright Registration Applications in Preparation

                                          Expected
Grantor    Country     Docket No.         Filing Date        Author(s)    Title
-------    -------     ----------         -----------        ---------    -----



Item B.  Copyright Licenses

          Country or                           Effective    Expiration   Subject
 Grantor  Territory    Licensor    Licensee       Date         Date       Matter
 -------  ---------    --------    --------       ----         ----       ------

                                                              SCHEDULE V
                                                                  TO
                                                          SECURITY AGREEMENT




                        Trade Secret or Know-How Licenses

          Country or                           Effective    Expiration   Subject
 Grantor  Territory    Licensor    Licensee       Date         Date       Matter
 -------  ---------    --------    --------       ----         ----       ------

                                                                SCHEDULE VI
                                                                    TO
                                                            SECURITY AGREEMENT


                               Assigned Agreements

                                                               SCHEDULE VII
                                                                    TO
                                                            SECURITY AGREEMENT


Vehicles


            Title and Registration
            with Department of
Make        Motor Vehicles           License No.          Registration No.
----        --------------           -----------          ----------------


                                      Owned
                                      -----



                                      Leased
                                      ------

                                                                EXHIBIT A
                                                                   TO
                                                           SECURITY AGREEMENT

                          FORM OF CONSENT AND AGREEMENT

     The undersigned hereby acknowledges notice of, and consents to the granting of a security interest in favor of IBJ Whitehall Business Credit Corporation, as agent (together with any successor(s) thereto in such capacity, the "Agent") for certain financial institutions, pursuant to the Security Agreement, dated as of July 30, 1999 (as amended, supplemented or otherwise modified, the "Security Agreement"), by U.S. Automotive Manufacturing, Inc., a Delaware corporation, Quality Automotive Company, a Delaware corporation, US Automotive Friction, Inc., a Delaware corporation (collectively, the "Borrowers"), and certain other persons (the Borrowers and such other persons are collectively referred to as the "Grantors" and individually as a "Grantor"), and hereby agrees with the Agent that, upon the receipt of a written notice from the Agent that it is exercising its rights under the __________ Agreement, dated _______________, 19__ (the "Assigned Agreement"):

          (a) The undersigned will make all payments to be made by it under or in connection with the Assigned Agreement directly to Agent or as otherwise specified by the Agent. All such payments shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Agent or any person it is acting on behalf of for any reason any such payment once made.

          (b) The Agent shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

          (c) The undersigned will not, without the prior written consent of the Agent, cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof (whether as a result of a bankruptcy or insolvency proceeding in respect of the Grantor, or otherwise)[, provided that the Grantor (or the Agent or its representatives on behalf of the Grantor) continues to perform its obligations under the Assigned Agreement].

     This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure to the benefit of the Agent and its successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.

Dated:  _______________, 19__               [NAME OF OBLIGEE]


                                                     By: _______________________
                                                         Name:
                                                         Title:

                                                                   EXHIBIT B
                                                                      TO
                                                              SECURITY AGREEMENT

                      FORM OF SECURITY AGREEMENT SUPPLEMENT



                                                          _______________, 19___


IBJ Whitehall Business Credit Corporation,
  as Agent
One State Street
New York, NY  10004
Attention:  Adam Moskowitz

Ladies and Gentlemen:

     Reference is made to the Security Agreement, dated as of July 30, 1999 (as amended, supplemented or otherwise modified, the "Security Agreement"; the terms defined therein being used herein as therein defined), by U.S. Automotive Manufacturing, Inc., a Delaware corporation, Quality Automotive Company, a Delaware corporation and US Automotive Friction, Inc., a Delaware corporation (collectively, the "Borrowers") and each of the other Persons listed on the signature pages thereto (such other Persons, together with the Additional Collateral Grantors, and the Borrowers, are collectively referred to as the "Grantors" and individually as a "Grantor"), in favor of IBJ Whitehall Business Credit Corporation, as agent (together with any successor(s) thereto in such capacity, the "Agent") for each of the Lender Parties.

     The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Agreement as if it were an original party thereto and agrees that each reference in the Security Agreement to a "Grantor" shall also mean and be a reference to the undersigned.

     The undersigned hereby assigns and pledges to the Agent for its benefit and the ratable benefit of the Lender Parties, and hereby grants to the Agent for its benefit and the ratable benefit of the Lender Parties, as collateral for the Secured Obligations, a pledge and assignment of, and a security interest in, all of the right, title and interest of the undersigned in and to its Collateral, whether now owned or hereafter acquired, subject to all of the terms and provisions of the Security Agreement, as if such Collateral of the undersigned had been subject to the Security Agreement on the date of its original execution.

     The undersigned has attached hereto supplements to Schedules I through VI to the Security Agreement, and the undersigned hereby certifies that such supplements have been prepared by the undersigned in substantially the form of the Schedules to the Security Agreement and are accurate and complete as of the date first above written.

     The undersigned hereby makes each  representation and warranty set forth in
Article III of the Security Agreement as to itself and as to its Collateral to the same extent as each other Grantor and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as all other Grantors.

     This letter shall be governed by and construed in accordance with the laws of the State of New York.

                                   Very truly yours,

                                   [NAME OF ADDITIONAL GRANTOR]


                                   By: ___________________________________
                                       Name:
                                       Title:

                                   Address: ______________________________


Acknowledged and Accepted:

IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Agent


By: ______________________________
    Name:
    Title:

                                                                       EXHIBIT J


                                    GUARANTY
                                   (Corporate)

     GUARANTY, dated as of July 30, 1999 (as amended, supplemented, restated or otherwise modified from time to time, this "Guaranty"), made by each of the Persons (such capitalized term, and all other capitalized terms used in these recitals without definition, to have the meanings assigned to such terms in
Article I) as are or may from time to time become parties to this Guaranty pursuant to clause (b) of Section 4.8 (herein individually referred to as a "Guarantor" and collective as the "Guarantors"), in favor of IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as agent (in such capacity, the "Agent") for the various financial institutions (collectively, the "Lenders") which are, or may from time to time become, parties to the Credit Agreement (as defined below).

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, pursuant to the Credit Agreement, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), among U.S. Automotive Manufacturing, Inc., a Delaware corporation, Quality Automotive Company, a Delaware corporation, US Automotive Friction, Inc., a Delaware corporation (each a "Borrower" and collectively, the "Borrowers"), the Lenders, and the Agent, the Lenders have extended the Revolving Loan Commitment to make Credit Extensions to the Borrowers; and

     WHEREAS, each Guarantor is a Subsidiary of a Borrower;

     WHEREAS, as a condition precedent to the making of the initial Credit Extension under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty; and

     WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty and will receive direct and indirect benefits by reason of the availability of the Revolving Loan Commitment and the making of Credit Extensions from time to time to the Borrowers by the Lenders;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders to make Credit Extensions (including the initial Credit Extension) to the Borrowers pursuant to the Credit Agreement, each Guarantor hereby agrees with the Agent, for its benefit and the benefit of each Lender Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Agent" is defined in the preamble.

     "Borrower" and "Borrowers" are defined in the first recital.

     "Credit Agreement" is defined in the first recital.

     "Guaranteed Obligations" is defined in Section 2.1.

     "Guarantor" and "Guarantors" are defined in the preamble.

     "Guaranty" is defined in the preamble.

     "Lender Party" means, as the context may require, any Lender, any Issuer or the Agent and each of its respective successors, transferees and assigns.

     "Lenders" is defined in the preamble.

     SECTION 1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.


                                   ARTICLE II

                                    GUARANTY

     SECTION 2.1 Guaranty. Each Guarantor hereby jointly and severally unconditionally and irrevocably guarantees the full and prompt payment when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, all amounts which would have become due but for the operation of the automatic stay under Section 362(a) of the Federal Bankruptcy Code, 11 U.S.C. 362(a)), of the following (collectively, the "Guaranteed Obligations"),

          (a) all Obligations of each Borrower and each other Obligor to each Lender Party now or hereafter existing under the Credit Agreement and each other Loan Document (including this Guaranty), whether for principal, interest, fees, expenses or otherwise; and

          (b) any and all costs and expenses (including reasonable fees and expenses of legal counsel) incurred by each Lender Party in enforcing any of its rights under this Guaranty.

     This Guaranty constitutes a guaranty of payment when due and not merely of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Lender

Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower, any other Obligor or any Collateral before or as a condition to the obligations of each Guarantor hereunder. Notwithstanding the foregoing, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law.

     SECTION 2.2 Acceleration of Guaranty. Each Guarantor agrees that, if any Event of Default under Section 8.1.9 of the Credit Agreement shall occur at a time when any of the Guaranteed Obligations are not then due and payable, each Guarantor will pay to the Lender Parties forthwith the full amount which would be payable hereunder by such Guarantor if all such Guaranteed Obligations were then due and payable.

     SECTION 2.3 Guaranty Absolute. This Guaranty is a continuing, absolute, unconditional and irrevocable guarantee of payment and shall remain in full force and effect until all the Guaranteed Obligations have been indefeasibly paid in full in cash and the Revolving Loan Commitment shall have permanently terminated. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the agreement under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (a) any lack of validity, legality or enforceability of the Credit Agreement, the Notes, any other Loan Document or any other agreement or instrument relating to any thereof;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any compromise, renewal, extension, acceleration or release with respect thereto, or any other amendment or waiver of or any consent to departure from the Credit Agreement, the Notes or any other Loan Document;

          (c) any addition, exchange, release, impairment or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

          (d) the failure of any Lender Party

               (i) to assert any claim or demand or to enforce any right or remedy against any Borrower, any other Obligor or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any of the Guaranteed Obligations;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

          (f) any defense, set-off or counterclaim which may at any time be available to or be asserted by any Borrower or any other Obligor against any Lender Party;

          (g) any reduction, limitation, impairment or termination of the Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Guaranteed Obligations or otherwise; or

          (h) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any of the Borrowers, any other Obligor or any Guarantor.

     SECTION 2.4 Reinstatement, etc. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Lender Party, upon the insolvency, bankruptcy or reorganization of any Borrower, any other Obligor or otherwise, all as though such payment had not been made.

     SECTION 2.5 Waiver. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Lender Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Borrower, any other Obligor or any other Person (including any other guarantor) or any collateral securing the Guaranteed Obligations.

     SECTION 2.6 Waiver of Subrogation. Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against any Borrower or any other Obligor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of any Lender Party against any of the Borrowers or any other Obligor or any collateral which any Lender Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from any of the Borrowers or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for, the Lender Parties, and shall forthwith be paid to the Agent on behalf of the Lender Parties to be credited and applied against the Guaranteed Obligations, whether matured or unmatured. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

     SECTION 2.7 Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall:

          (a) be binding upon each Guarantor and its successors, transferees and assigns; and

          (b) inure to the benefit of and be enforceable by the Agent for the benefit of each Lender Party.

     Without limiting the generality of clause (b), any Lender Party may assign or otherwise transfer (in whole or in part) any Note held by it to any other Person, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender Party under any Loan Document (including this Guaranty) or otherwise, subject, however, to the provisions of
Section 10.11 of the Credit Agreement.

                                   ARTICLE III

                          REPRESENTATIONS AND COVENANTS

     SECTION  3.1   Representations   and  Warranties.   Each  Guarantor  hereby
represents and warrants to the Agent and each other Lender Party as follows:

          (a) such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has full corporate power and authority to enter into this Guaranty and the other Loan Documents to which it is a party and to carry out the transactions contemplated hereby and thereby;

          (b) the execution and delivery by such Guarantor of this Guaranty and the other Loan Documents to which it is a party and the consummation by such Guarantor of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action of such Guarantor. This Guaranty and such other Loan Documents to which such Guarantor is a party have each been duly executed and delivered by such Guarantor and each constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the rights of creditors generally and subject to the effects of general principles of equity (regardless of whether considered in a proceeding in law or equity); and

          (c) the execution and delivery of this Guaranty and the other Loan Documents to which such Guarantor is a party and the consummation by such Guarantor of the transactions contemplated hereby do not (i) contravene or result in a default under such Guarantor's Organic Documents, (ii)
     contravene or result in a default under any material contractual restriction, law or governmental regulation or court decree or order binding on such Guarantor, (iii) require any filings, consents or authorizations which have not been duly obtained or (iv) result in the creation or imposition of any Lien on such Guarantor's properties (other than on behalf of the Agent).

         SECTION 3.2 Covenants. Each Guarantor agrees to comply with all the covenants contained in the Credit Agreement and the other Loan Documents that are applicable to it.

                                   ARTICLE IV

                                  MISCELLANEOUS

     SECTION 4.1 Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

     SECTION 4.2 Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Agent and each other Lender Party and their respective successors, transferees and assigns; provided, however, that no Guarantor may assign any of its obligations hereunder without the prior written consent of the Agent.

     SECTION 4.3 Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and, in the case of any such amendment, each Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 4.4 Addresses for Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile transmission and, if to any Guarantor, mailed, given by facsimile transmission or delivered to it care of USAM at the address provided for in the Credit Agreement, and if to the Agent, mailed, given by facsimile transmission or delivered to it, at the address provided for in the Credit Agreement, or as to any such party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given three Business Days after posting; any notice sent by prepaid overnight express mail shall be deemed delivered on the next following Business Day; and any notice, if transmitted by facsimile transmission or delivery, shall be deemed given upon electronic confirmation of transmission by the sender thereof.

     SECTION 4.5 No Waiver; Remedies. No failure on the part of the Agent or any other Lender Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The Agent and each other Lender Party shall have all remedies available at law or equity, including without limitation, the remedy of specific performance for any breach of any provision hereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or equity.

     SECTION 4.6 Right to Set-Off. Upon the occurrence and during the continuance of any Default of the nature referred to in Section 8.1.9 of the Credit Agreement or any Event of Default, the Agent and each other Lender Party are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent or any such Lender Party, as the case may be, to or for the credit or the account of any Guarantor against any and all of the Guaranteed Obligations of such Guarantor now or hereafter existing under this Guaranty, irrespective of whether the Agent or any such Lender Party shall have made any demand under this Guaranty. The Agent and each other Lender Party agrees promptly to notify USAM and the Agent (if applicable) after any such set-off and application made by the Agent or any such Lender Party, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent or and each other Lender Party, under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or any of the other Lender Parties may have.

     SECTION 4.7 Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty or affecting the validity or enforceability of such provisions in any other jurisdiction.

     SECTION 4.8 Counterparts; Additional Guarantors.

          (a) This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same agreement.

          (b) Upon the execution and delivery by any Person of the Guaranty Supplement in substantially the form of Exhibit A hereto, such Person shall become a Guarantor hereunder and all references to a Guarantor hereunder shall include such Person.

     SECTION 4.9 Governing Law; Entire Agreement. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT. IN NO EVENT SHALL THE AGENT OR ANY LENDER BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 4.10 Waiver of Jury Trial. EACH GUARANTOR AND LENDER PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE AGENT, THE LENDERS, OR ANY GUARANTOR. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING

AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 4.11 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, ANY LENDER OR ANY GUARANTOR SHALL BE BROUGHT AND MAINTAINED IN THE FEDERAL AND STATE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE
EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

     SECTION 4.12 Waiver of Certain Claims. TO THE EXTENT PERMITTED BY APPLICABLE LAW, NO GUARANTOR SHALL ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST THE AGENT, EACH LENDER AND EACH ISSUER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS GUARANTY OR ANY INSTRUMENT CONTEMPLATED HEREBY.

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                    VIRECO, INC.


                                    By: ________________________________
                                        Name:
                                        Title:

Acknowledged and Accepted:

IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Agent


By: ________________________________________
    Name:
    Title:

                                                                     EXHIBIT A
                                                                         to
                                                                      GUARANTY
                                                                    (Corporate)

                           FORM OF GUARANTY SUPPLEMENT


                                                            ______________, 19__


IBJ Whitehall Business Credit Corporation,
  as Agent
One State Street
New York, New York 10004
Attention:  Adam Moskowitz


Ladies and Gentlemen:

     Reference is made to the Guaranty (Corporate), dated as of July 30, 1999 (as amended, supplemented, restated or otherwise modified from time to time, the "Corporate Guaranty"; the terms defined therein being used herein as therein defined), by each of the Persons listed on the signature pages thereto (together with such Persons executing an agreement in substantially the form hereof, each as "Guarantor" and collectively the "Guarantors"), in favor of IBJ Whitehall Business Credit Corporation, as agent (together with any successor(s) thereto in such capacity, the "Agent") for each of the Lenders.

     The undersigned hereby agrees, as of the date first above written, to become a Guarantor under the Corporate Guaranty as if it were an original party thereto and agrees that each reference in the Corporate Guaranty to a Guarantor shall also mean and include the undersigned.

     The undersigned hereby jointly and severally (together with each other Guarantor) unconditionally and irrevocably guarantees the full and prompt payment when due, whether at stated maturity, by acceleration or otherwise, all the Obligations, subject to all the terms of the Corporate Guaranty.

     The undersigned hereby makes each  representation and warranty set forth in
Article III of the Corporate Guaranty as to itself to the same extent as each other Guarantor, and hereby agrees to be bound as a Guarantor by all of the terms and provisions of the Corporate Guaranty to the same extent as all the other Guarantors.

     This letter shall be governed by and construed in accordance with the laws of the State of New York.

                                                Very truly yours,


                                                [NAME OF ADDITIONAL GUARANTOR]


                                                By: ____________________________
                                                    Name:
                                                    Title:


Acknowledged and Accepted:

IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Agent


By: _____________________________________
   Name:
   Title:


                                       2